As filed with the Securities and Exchange Commission on July 28, 2004

Securities Act File No. 33-34608
Investment Company Act File No. 811-5011-03

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 17	[x]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]
Amendment No. 169	[x]
(Check appropriate box or boxes)

CMA® PENNSYLVANIA MUNICIPAL MONEY FUND
of CMA® Multi-State Municipal Series Trust
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road
Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)
(609) 282-2800
(Registrant’s Telephone Number, including Area Code)

TERRY K. GLENN
CMA® Multi-State Municipal Series Trust
800 Scudders Mill Road, Plainsboro, New Jersey
Mailing Address:
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

  Copies to:
Counsel for the Fund:	Andrew J. Donohue, Esq.
SIDLEY AUSTIN BROWN & WOOD LLP	FUND ASSET MANAGEMENT, L.P.
787 Seventh Avenue	P.O. Box 9011
New York, New York 10019-6018	Princeton, New Jersey 08543-9011
Attention: Thomas R. Smith, Jr., Esq.

 J. Todd Cook, Esq.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
222 Broadway
New York, New York 10038

It is proposed that this filing will become effective (check appropriate box):
|X|	immediately upon filing pursuant to paragraph (b)
|_|	on (date) pursuant to paragraph (b)
|_|	60 days after filing pursuant to paragraph (a)(1)
|_|	on (date) pursuant to paragraph (a)(1)
|_|	75 days after filing pursuant to paragraph (a)(2)
|_|	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
|_|	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share
..

[LOGO] MERRILL LYNCH INVESTMENT MANAGERS	www.mlim.ml.com

Prospectus

July 28, 2004

CMA® Tax-Exempt Fund
CMA® Multi-State Municipal Series Trust
CMA® Arizona Municipal Money Fund
CMA® California Municipal Money Fund
CMA® Connecticut Municipal Money Fund
CMA® Massachusetts Municipal Money Fund
CMA® Michigan Municipal Money Fund
CMA® New Jersey Municipal Money Fund
CMA® New York Municipal Money Fund
CMA® North Carolina Municipal Money Fund
CMA® Ohio Municipal Money Fund
CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securitiess — securities that mature or reset to a new interest rate within 397 days (13 months).

Tax-Exempt Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (and does not subject investors to Federal alternative minimum tax).

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

CMA TAX-EXEMPT FUND AT A GLANCE

What are the Tax-Exempt Fund’s investment objectives?

The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Tax-Exempt Fund’s main investment strategies?

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of high quality, short term tax exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 397 days or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its assets in short term tax-exempt securities. The Fund may invest up to 20% of its assets in short term municipal securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax). Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Tax-Exempt Fund invests all of its assets in securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Tax-Exempt Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities that have one of the two highest ratings. Certain securities in which the Fund invests are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in a single state.

CMA TAX-EXEMPT FUND	3

[ICON] Key Facts

Fund management determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur among securities of a similar kind.

The Tax-Exempt Fund is a “feeder” fund that invests all its assets in the Master Tax-Exempt Trust, (the “Tax-Exempt Trust”), which has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Tax-Exempt Trust level. This structure is sometimes called a “master/feeder” structure. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust in which it invests. For simplicity, this Prospectus uses the term “Fund” with respect to the Tax-Exempt Fund to include the Tax-Exempt Trust.

What are the main risks of investing in the Tax-Exempt Fund?

The Tax-Exempt Fund cannot guarantee that it will achieve its objectives.

An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Tax-Exempt Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Tax-Exempt Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities Tax-Exempt Fund management selects will underperform other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by the Tax-Exempt Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Tax-Exempt Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Tax-Exempt Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

4	CMA TAX-EXEMPT FUND

Who should invest?

Shares of the Tax-Exempt Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”) which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Tax-Exempt Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital
•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities
•	Are looking for liquidity as well as current income that is exempt from Federal income tax

CMA TAX-EXEMPT FUND	5

[ICON] Key Facts

RISK/RETURN BAR CHART FOR THE TAX-EXEMPT FUND

The bar chart and table below provide an indication of the risks of investing in the Tax-Exempt Fund. The bar chart shows changes in the Fund’s performance for each of the past ten calendar years. Information for the periods before February 2003 was prior to the Tax-Exempt Fund’s change to a “master/feeder” structure. The table shows the Fund’s average annual total returns for the periods shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.11% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.26%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA Tax-Exempt Fund	0.59%	2.03%	2.51%

6	CMA TAX-EXEMPT FUND

UNDERSTANDING EXPENSES

Tax-Exempt Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that Tax-Exempt Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Tax-Exempt Fund and the Tax-Exempt Trust.

Management Fee — a fee paid to the Manager for managing the Tax-Exempt Trust.

Distribution Fees — fees used to support the Tax-Exempt Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

Administrative Fee — a fee paid to the Administrator for providing administrative services to the Tax-Exempt Fund.

FEES AND EXPENSES FOR THE TAX-EXEMPT FUND

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund. Under the “master/feeder” structure, fees and expenses are divided between the Tax-Exempt Trust, which pays a management fee, and the Tax-Exempt Fund, which pays an administrative fee. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):

Maximum Account Fee(a)	$125

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):(b)

Management Fees(c)	0.13%

Distribution (12b-1) Fees(d)	0.13%

Other Expenses (including transfer agency fees)(e)(f)	0.29%

Total Annual Fund Operating Expenses	0.55%

(a)	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Tax-Exempt Fund and the Tax-Exempt Fund’s share of expenses of the Tax-Exempt Trust.
(c)	Paid by the Tax-Exempt Trust.
(d)	The Tax-Exempt Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under a distribution plan that the Tax-Exempt Fund has adopted under rule 12b-1.
(e)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Tax-Exempt Fund. The Tax-Exempt Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Tax-Exempt Fund and the Tax-Exempt Trust. The Tax-Exempt Fund and the Tax-Exempt Trust will reimburse the Manager or its affiliates for such services.
(f)	Includes administrative fees, which are payable to the Administrator by the Tax-Exempt Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.

CMA TAX-EXEMPT FUND	7

[ICON] Key Facts

Example:

This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Tax-Exempt Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

CMA Tax-Exempt Fund	$56	$176	$307	$689

This example does not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of the Tax-Exempt Fund whose accounts are maintained directly with the transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

8	CMA TAX-EXEMPT FUND

Key Facts [ICON]

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

CMA MULTI-STATE MUNICIPAL SERIES TRUST AT A GLANCE

What are each State Fund’s investment objectives?

Each State Fund’s investment objectives are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax, and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.

What are each State Fund’s main investment strategies?

Each State Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term, municipal securities of its designated state. These securities are issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, and pay interest that is excludable from gross income for applicable state or local income tax purposes as well as Federal income tax purposes and/or their value is exempt from taxation for intangible personal property tax purposes. They consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities.

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in municipal securities that are exempt from income tax in the designated state. Each State Fund may invest up to 20% of its assets in short term money market securities the interest on which is subject to Federal or the designated state’s taxes.

Each State Fund only invests in short term municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency. The State Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities having one of the two highest ratings. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind. Certain short term municipal securities have maturities longer than 397 days, but give the State Fund the right to demand payment from a financial institution within that

CMA MULTI-STATE MUNICIPAL SERIES TRUST	9

[ICON] Key Facts

period. The State Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less.

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in a State Fund?

Each State Fund cannot guarantee it will achieve its objective.

Credit Risk — the risk that the issuer of a security owned by a State Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities State Fund management selects will underperform other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by a State Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that a State Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Concentration Risk — each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

Income Risk — the risk that a State Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

State Specific Risk — each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result, each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities.

Non-Diversification Risk — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse

10	CMA MULTI-STATE MUNICIPAL SERIES TRUST

developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on each State Fund’s performance.

An investment in a State Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A State Fund may lose money if the issuer of an instrument held by the State Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each State Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a State Fund.

In addition, since each State Fund invests at least 80% of its assets in the municipal securities that are exempt from income tax in its designated state, it is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Who should invest?

Shares of each State Fund are offered to participants in the CMA service which includes a CMA account and an optional Beyond Banking account, investors in certain other Merrill Lynch central asset account programs and investors maintaining accounts directly with the Transfer Agent.

A State Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital
•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities
•	Are looking for liquidity as well as current income that is exempt from Federal income tax and personal income tax in a designated state (and, where applicable, local income tax, and/or value exempt from intangible personal property tax)

CMA MULTI-STATE MUNICIPAL SERIES TRUST	11

[ICON] Key Facts

RISK/RETURN BAR CHARTS FOR THE STATE FUNDS

The bar charts and tables below provide an indication of the risks of investing in each State Fund. The bar charts show changes in each State Fund’s performance for each of the past ten calendar years or for each complete calendar year since inception. The tables show each State Fund’s average annual total returns for the periods shown. How each State Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

CMA Arizona Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.17%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA Arizona Municipal Money Fund	0.43%	1.89%	2.41%

CMA California Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.84% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.24%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA California Municipal Money Fund	0.54%	1.80%	2.33%

12	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA Connecticut Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.05% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.17%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA Connecticut Municipal Money Fund	0.37%	1.77%	2.26%

CMA Massachusetts Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.17%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA Massachusetts Municipal Money Fund	0.44%	1.90%	2.34%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	13

[ICON] Key Facts

CMA Michigan Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.93% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.20%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA Michigan Municipal Money Fund	0.47%	1.96%	2.41%

CMA New Jersey Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.89% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.21%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA New Jersey Municipal Money Fund	0.47%	1.89%	2.34%

14	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA New York Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.24%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA New York Municipal Money Fund	0.55%	1.99%	2.44%

CMA North Carolina Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.19%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA North Carolina Municipal Money Fund	0.41%	1.88%	2.36%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	15

[ICON] Key Facts

CMA Ohio Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.20%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA Ohio Municipal Money Fund	0.49%	2.00%	2.48%

CMA Pennsylvania Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2004 was 0.20%.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years

CMA Pennsylvania Municipal Money Fund	0.47%	1.94%	2.42%

16	CMA MULTI-STATE MUNICIPAL SERIES TRUST

UNDERSTANDING EXPENSES

State Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that State Fund’s investors may bear:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a State Fund.

Management Fee — a fee paid to the Manager for managing a State Fund.

Distribution Fees — fees used to support a State Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

FEES AND EXPENSES FOR THE STATE FUNDS

The following tables show the different fees and expenses that you may pay if you buy and hold shares of a State Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Arizona Fund	California Fund	Connecticut Fund	Massachusetts Fund	Michigan Fund

Maximum Account Fee(a)	$125	$125	$125	$125	$125

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.50%	0.41%	0.49%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.11%	0.03%	0.05%	0.07%	0.07%

Total Annual Fund Operating Expenses	0.74%	0.57%	0.67%	0.70%	0.70%

Shareholder Fees (fees paid directly by the shareholder):	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund

Maximum Account Fee(a)	$125	$125	$125	$125	$125

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.45%	0.41%	0.50%	0.50%	0.50%

Distribution (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.03%	0.03%	0.08%	0.06%	0.05%

Total Annual Fund Operating Expenses	0.61%	0.57%	0.71%	0.69%	0.68%

(a)	Merrill Lynch charges this annual program fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	See “Management of the Funds — Fund Asset Management” in the Prospectus and “Management and Advisory Arrangements — Management Services for the State Funds” in the Statement of Additional Information.
(c)	Each State Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under the distribution plan each State Fund has adopted under Rule 12b-1.
(d)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to each State Fund. The State Funds each pay a fee for these services. The Manager or its affiliates also provide certain accounting services to each State Fund and each Fund reimburses the Manager or its affiliates for such services.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	17

[ICON] Key Facts

Examples:

The following examples are intended to help you compare the cost of investing in each State Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a State Fund for the time periods indicated, that your investment has a 5% return each year and that the State Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Arizona Fund	$76	$237	$411	$918

California Fund	$58	$183	$318	$714

Connecticut Fund	$68	$214	$373	$835

Massachusetts Fund	$72	$224	$390	$871

Michigan Fund	$72	$224	$390	$871

New Jersey Fund	$62	$195	$340	$762

New York Fund	$58	$183	$318	$714

North Carolina Fund	$73	$227	$395	$883

Ohio Fund	$70	$221	$384	$859

Pennsylvania Fund	$69	$218	$379	$847

These examples do not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of a State Fund whose accounts are maintained directly with a Fund’s transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

18	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Yield — the amount of income generated by an investment in a Fund.

YIELD INFORMATION

The yield on a Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time. To obtain each Fund’s current 7-day yield, call 1-800-221-7210.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	19

Details About each Fund [ICON]

ABOUT THE MANAGER AND ADMINISTRATOR

Fund Asset Management serves as the Manager and Administrator.

ABOUT THE TAX-EXEMPT FUND PORTFOLIO MANAGER

Peter J. Hayes is the portfolio manager of the Tax-Exempt Fund. Mr. Hayes has been a Managing Director of Merrill Lynch Investment Managers (“MLIM”) since 2000 and was a First Vice President thereof from 1997 to 2000. He has been the Tax-Exempt Fund’s portfolio manager since 1989.

HOW EACH FUND INVESTS

TAX-EXEMPT FUND

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Outlined below are the main strategies the Tax-Exempt Fund uses in seeking to achieve its objectives:

The Fund tries to achieve its objective by investing in a diversified portfolio of short term tax-exempt securities. Under normal circumstances, the Fund will invest at least 80% of its assets in short-term tax-exempt securities or so at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax).

The securities in which the Fund invests mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Tax-Exempt Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 13 months or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities that have one of the two highest ratings from a nationally recognized rating agency or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Tax-Exempt Fund.

Fund management will seek to keep Tax-Exempt Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Tax-Exempt Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

20	CMA MULTI-STATE MUNICIPAL SERIES TRUST

The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in a single state.

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

Tax-Exempt Notes — short term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term tax-exempt securities. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Tax-Exempt Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Other Strategies. In addition to the main strategies discussed above, the Tax-Exempt Fund may also use certain other investment strategies.

The Tax-Exempt Fund may invest up to 10% of its net assets in illiquid securities.

The Tax-Exempt Fund will not invest in taxable securities, except that it may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to a Federal alternative minimum tax.

When Issued Securities and Delayed Delivery Securities — The Tax-Exempt Fund may buy or sell short term tax-exempt securities on a when issued or delayed delivery basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	21

[ICON] Details About each Fund

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligations, the lease obligation is secured by leased property. It may be difficult, however, to sell the property and the proceeds of sale might not cover the Fund’s loss. If the issuer defaults on its obligation, the property may be hard to sell or the sale may not cover the Tax-Exempt Fund’s loss.

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

22	CMA MULTI-STATE MUNICIPAL SERIES TRUST

ABOUT THE MANAGER

Each State Fund is managed by Fund Asset Management.

ABOUT THE STATE FUNDS PORTFOLIO MANAGERS

Edward J. Andrews is the portfolio manager of the CMA New York Fund. Mr. Andrews has been a Director of Merrill Lynch Investment Managers (“MLIM”) since 2000 and was a Vice President from 1991 to 2000.

Steven Lewis is the portfolio manager of the CMA California, Connecticut and New Jersey Funds. Mr. Lewis has been a Vice President of MLIM since 2000 and was an Assistant Vice President thereof from 1995 to 2000.

Darrin San Fillippo is the portfolio manager of the CMA Arizona, Michigan, North Carolina and Pennsylvania Funds. Mr. San Fillippo has been a Vice President of MLIM since 2000 and was an Assistant Vice President thereof from 1994 to 2000.

Kevin A. Schiatta is the portfolio manager of the CMA Massachusetts and Ohio Funds. Mr. Schiatta has been a Director of MLIM since 2000 and was a Vice President thereof from 1994-2000.

STATE FUNDS

Each State Fund seeks current income exempt from Federal income tax and the designated state’s (and, where applicable, local) personal income tax (and in certain instances, value exempt from state or local intangible personal property tax), preservation of capital and liquidity.

Outlined below are the main strategies the State Funds use in seeking to achieve their investment objectives:

Each State Fund tries to achieve its objectives by investing in a portfolio of short term municipal securities of its designated state.

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less. Each State Fund’s dollar-weighted average maturity will not exceed 90 days.

Each State Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind.

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.

Fund management will vary the kinds of short term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	23

[ICON] Details About each Fund

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in short term municipal securities that are exempt from income tax in its designated state. Each State Fund normally may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or the designated state’s taxes.

Among the securities the State Funds may buy are:

Municipal Bonds — long term municipal securities that pay interest exempt from Federal income tax and a State Fund’s designated state (and, where applicable, local) income tax. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Municipal Derivatives — a variety of securities that generally represent a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

Money Market Securities — short term debt instruments such as U.S. Treasury bills.

24	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Repurchase Agreements; Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and Agency securities with longer maturities.

Other Strategies. In addition to the main strategies discussed above, the State Funds may also use certain other investment strategies:

For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short term securities other than those that are exempt from income tax in its designated state.

No more than 10% of each State Fund’s net assets will be invested in illiquid securities.

The State Funds may invest in certain short term municipal securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — A State Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the State Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Each State Fund’s portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a State Fund’s portfolio. Each State Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the State Fund’s shareholders.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	25

[ICON] Details About each Fund

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that a Fund will meet its objectives or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds.

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit worthiness may affect a Fund’s investment in that issuer. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates go down and decrease when interest rates go up. If interest rates rise sharply in a manner not anticipated by Fund management, the Fund could lose money. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

Income Risk — Each Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Concentration Risk — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

Non-Diversification Risk — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse

26	CMA TAX EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on each State Fund’s performance.

Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the State Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

Short Term Tax-Exempt Derivatives — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Tax-Exempt Fund.

State Specific Risk — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that state’s ability to invest in high quality state municipal securities.

Arizona — During the 1990‘s, Arizona’s efforts to diversify its economy enabled it to realize and sustain increasing growth rates. Like other areas of the country, however, Arizona is currently recovering from the effects of the general economic slowdown that included increased unemployment and lower than projected State revenues.

After the Arizona Supreme Court ruled in 1994 that the State’s system for financing its public school system was unconstitutional, Arizona adopted a new method of financing its public schools. This new method of school financing includes the use of revenues from a voter approved sales tax increase. As a result of the economic slowdown, however, Arizona revenue collections from this tax increase have been significantly less than predicted.

The State of Arizona is not authorized to issue general obligation bonds.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	27

[ICON] Details About each Fund

California — During the late 1990‘s, California’s economy began to recover from a deep recession it suffered at the beginning of the decade. California’s financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California’s cash position also improved, and no external deficit borrowing occurred over the end of the succeeding five fiscal years. In the first quarter of 2001, a slowdown of economic growth began in California. Since January 2002, the revenue situation has deteriorated further. The 2002-03 Budget Act (the “2002-Budget Act”) was signed by the Governor on September 5, 2002. The 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a “structural deficit.” The 2003-04 Budget Act (the “2003 Budget Act”) was signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues (as projected by the Legislative Analyst’s office in August of 2003), reflecting a correspondingly moderate growth in the State’s economy believed to be reasonable by the State Department of Finance. The 2004-05 Governor’s Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor’s Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor’s Budget projections. The increase in the reserve is the result of a $2.229 billion increase in prior year adjustments, a $245 million increase

28	CMA MULTI-STATE MUNICIPAL SERIES TRUST

in revenues (over both 2003-04 and 2004-05), a $1.0 billion reduction in the sale of economic recovery bonds, and a $1.112 billion increase in expenditures (over both 2003-04 and 2004-05). California’s general obligation bonds are currently rated A3, BBB and BBB by Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), respectively with certain of the rating agencies maintaining a negative outlook.

Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. Following ten consecutive years of General Fund surpluses, a substantial deficit was experienced in the 2001-2002 and 2002-2003 fiscal years, but increased tax receipts in the 2003-2004 fiscal year have improved this trend. Moody’s, S&P and Fitch currently rate the State of Connecticut’s general obligation bonds Aa3, AA and AA, respectively.

Massachusetts — The Massachusetts’ economy has experienced difficulties in recent years and despite improvements, including a consolidated net surplus for the 2002-2003 fiscal year and greater than expected revenue growth for the 2003-2004 fiscal year, the Commonwealth expects that its financial condition will continue to present challenges. According to the latest official figures, the unemployment rate in Massachusetts rose during 2003 to a high of 5.9% but had dropped to 5.2% by June, 2004. As of March 4, 2004 Moody’s, S&P and Fitch rated the Commonwealth of Massachusetts general obligation bonds Aa2, AA- and AA-, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth. There can be no assurance that these ratings will continue.

Michigan — Michigan’s economy is closely tied to the automobile industry. While increased automobile

CMA MULTI-STATE MUNICIPAL SERIES TRUST	29

[ICON] Details About each Fund
production and an increasingly diversified economy led to an unemployment rate that, until 2002, was below the national average, the unemployment rate, for the last 30 months, has exceeded the national average. Michigan has reported balanced budgets after substantial reductions in expenditures and some revenue enhancements for the last three years. Moody’s, S&P and Fitch currently rate the State of Michigan’s general obligation bonds Aa3, AA and AA, respectively.

New Jersey — Economic forecasts as of October 2003 for the national and New Jersey economies project a modest economic recovery in the fourth quarter of 2003 and in 2004. New Jersey and the nation may experience further near-term slow growth and the expected recovery may stall into early 2004 if consumers, investors, and businesses become more cautious than currently assumed. The fundamentals of New Jersey’s economic health, however, remain stable, and the long run prospects for economic growth in New Jersey in 2004 and beyond are favorable. On July 27, 2004, Standard & Poor’s, a division of McGraw Hill Companies, Inc., and Fitch, Inc. downgraded the State of New Jersey’s general obligation bonds from AA to AA-. Moody’s Investor's Service, Inc. rates State of New Jersey general obligation bonds Aa2, but on March 10, 2004 placed such bonds on a rating watch for possible downgrade.

New York — New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market service, fueling a rebound in income growth in that sector. Historically, declines in the

30	CMA MULTI-STATE MUNICIPAL SERIES TRUST

stock market are followed by declines in personal income tax payments as tax-liability associated with market transactions declines.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. During the recent general economic downturn and national recession, North Carolina experienced an increase in its unemployment rate to just above the national average. Additionally, there was an $850 million budget shortfall in fiscal year 2000-2001, a budget shortfall of $1.55 billion at the end of fiscal year 2001-2002, and a budget shortfall of $223.5 million at the end of fiscal year 2002-2003. However, a budget surplus of $235.1 million is projected for the end of fiscal year 2003-2004. This budget surplus is the result of the steady improvement in North Carolina’s economy, which has seen a drop in unemployment below the national average rate, increased consumer spending, and stronger than expected tax revenue growth. Both S&P and Fitch currently rate the State of North Carolina’s general obligation bonds AAA, which is in each agency’s highest rating category. On August 19, 2002, Moody’s downgraded the State of North Carolina’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited North Carolina’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade.

Ohio — The Fund will invest primarily in Ohio municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, has recently suffered from the effects of recession. Moody’s, S&P and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively, although Moody’s (in December 2001) and S&P (in June 2002) have issued negative outlooks for Ohio bonds.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	31

[ICON] Details About each Fund
Pennsylvania — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. In addition, the recent national economic recession has had a negative impact on the Pennsylvania economy. Greater than projected growth in the national economy during the second half of 2003 contributed to Commonwealth revenues through December 2003 exceeding the budget estimate, certified in March 2003, for fiscal year 2004. Actual Commonwealth revenues through December 2003 were approximately $458.0 million, or 3.0 percent over the estimate prepared in March 2003. The continuation of greater than projected growth in the national economy through the first quarter of 2004 continued to impact the revenue estimates incorporated in the enacted budget for fiscal year 2004.

A Department of Revenue Press Release reports that fiscal year 2003-04 General Fund collections totaled $22.8 billion, which was $636.9 million or 2.9 percent above estimate. The Release cautioned, however, that nearly 60 percent of the surplus came from corporate taxes and escheats, and stated that it is unlikely that corporate revenues will continue to grow at such a high rate in the coming year. The increased escheat collections were primarily a result of legislation that required de-mutualized insurance companies to immediately transfer unclaimed stock to the Commonwealth.

On July 4, 2004, Governor Rendell signed a $22.8 billion budget for the 2004-05 fiscal year, marking the second year of significant increases in education spending. The budget represents a 4.3 percent overall increase.

The Governor also signed legislation that expands legalized gambling in the state. The legislation is a part of the Governor’s program to lower local property taxes by increasing state funding of education at the local level.

Fund management believes that current economic conditions in Pennsylvania will enable the Fund to

32	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

continue to invest in high quality Pennsylvania bonds. Moody’s, S&P and Fitch currently rate the State of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

The Funds may also be subject to other risks associated with their investments and investment strategies, including:

Taxability Risk — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal and, in the case of a State Fund, the designated State’s, income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable.

Borrowing Risk — Each Fund may borrow only for temporary emergency purposes and to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

When Issued Securities, Delayed Delivery Securities And Forward Commitments —When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When issued and delayed delivery securities and forward commitments also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of the commitment. If this happens, the value of the when issued or delayed delivery security will generally decline.

Illiquid Securities — If a Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

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[ICON] Details About each Fund

Variable Rate Demand Obligations and Municipal Derivatives — When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

Short Term Municipal Derivatives — Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the State Funds.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but it is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligation, the leased obligation is secured by the leased property. It may be difficult, however, to sell the property and the proceeds of a sale might not cover the Fund’s loss.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

MERRILL LYNCH CMA FINANCIAL SERVICE

The CMA service includes a CMA account and an optional Beyond Banking account. The CMA account and the Beyond Banking account are conventional Merrill Lynch cash securities or margin securities accounts that are linked to money market deposit accounts maintained with banks, certain

34	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

money market funds and a Visa®card/check account (“Visa® Account”). Subscribers to the CMA service are charged an annual fee, presently $125. Automatic deposit or investment of free cash balances in CMA and Beyond Banking accounts into certain bank accounts or money market funds is a feature of the CMA service commonly known as a “sweep.” Free cash balances held in CMA and Beyond Banking accounts may be “swept” into shares of the CMA Tax-Exempt Fund (the “Tax-Exempt Fund”), into shares of one of the series of the CMA Multi-State Municipal Series Trust (each a “State Fund”) or into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In limited circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this prospectus. In this prospectus, the Tax-Exempt Fund and the State Funds are collectively referred to as the “Funds,” and the Funds, together with other money market funds linked to the CMA service, are collectively referred to as the “CMA Funds.”

The CMA service is offered by Merrill Lynch (not the Funds). This prospectus provides information concerning the Funds, but is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, please review the CMA service and Beyond Banking account disclosures and account agreement.

Shares of the Funds are also offered to subscribers in certain other Merrill Lynch central asset account programs that may have different sweep features and annual fees. For more information about other Merrill Lynch programs, consult the relevant program description brochure provided to subscribers in those programs.

The Funds are money market funds whose shares are offered to subscribers in the CMA service as well as certain other Merrill Lynch central asset programs. Each CMA Fund is a no-load money market fund that seeks current income, preservation of capital and liquidity from investing in short term securities.

Each Fund has its own investment objectives, investment strategies and risks. We cannot guarantee that any of the Funds will achieve its objectives.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	35

Your Account [ICON]

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch. You may also buy, sell and transfer shares through the Transfer Agent. To learn more about buying, selling and transferring shares through the Transfer Agent, call 1-800-221-7210. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before such Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Acts accounts.

36	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment	If you are a CMA service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.

If you are not a CMA service or other Merrill Lynch central asset account program subscriber, the minimum initial investment for a Fund is $5,000.

	Have cash balances from your CMA or Beyond Banking accounts automatically invested in shares of the Fund designated as your primary money account	If you are a CMA service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

		•	Except as described below, cash balances of less than $1,000 in a CMA account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the New York Stock Exchange and New York banks are open, which will usually be a Monday.

		•	Cash balances in a CMA account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Merrill Lynch Ready Assets Trust or Merrill Lynch U.S.A. Government Reserves will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

		•	A cash deposit of $1 or more to a Beyond Banking account or of $1,000 or more to a CMA account, a cash balance of $1 or more to a Beyond Banking account or of $1,000 or more in a CMA account from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	37

[ICON] Your Account

If You Want To	Your Choices	Information Important for You to Know

Buy Shares (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order	If you are a CMA service or other Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.

Purchase requests received by any CMA Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch central asset account program at any time for any reason.

When purchasing shares as a CMA service subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Subscribers in certain Merrill Lynch central asset programs may be subject to different annual participation fees from CMA service subscribers.

	Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA service subscriber, you may call the Transfer Agent at 1-800-221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

38	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer (continued)	Transfer to a non-participating securities dealer	If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA service subscribers.

Sell Your Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA service subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account of a subscriber will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy any remaining debits.

Have your Merrill Lynch Financial Advisor submit your sales order	If you are a CMA service subscriber, you may redeem your shares directly by submitting notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch.

Redemptions of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	39

[ICON] Your Account

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “amortized cost” method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day that the New York Stock Exchange or New York banks are open immediately after the daily declaration of dividends. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Fund.

40	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Dividends — exempt income, ordinary income and capital gains paid to shareholders. Dividends will be reinvested in additional Fund shares as they are paid.

DIVIDENDS AND TAXES

The following discussion applies to the Tax-Exempt Fund and each State Fund, unless otherwise indicated. Dividends are declared and reinvested daily in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

A Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a Fund are from bond interest income that is excludable from income for state income tax purposes, they are exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Tax-Exempt Fund or a State Fund investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. Certain investors may be

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	41

[ICON] Your Account

subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for Federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from a Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.

If the value of assets held by a Fund declines, Fund Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

By law, your ordinary income dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and the Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

ELECTRONIC DELIVERY

The Tax-Exempt Fund and each State Fund offer electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with your e-mail information. To sign up for this service, simply access the website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

42	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Management of the Funds [ICON]

FUND ASSET MANAGEMENT

Fund Asset Management, the Manager of the Tax-Exempt Trust and each State Fund, manages the Tax-Exempt Trust and each State Fund’s investments and its business operations under the overall supervision of the Board of Trustees of the Tax-Exempt Trust or CMA Multi-State Municipal Series Trust, as applicable. The Manager has the responsibility for making all investment decisions for the Tax-Exempt Trust and each State Fund. The Tax-Exempt Trust pays the Manager a management fee at the annual rate of 0.250% of the Trust’s average daily net assets not exceeding $500 million; 0.175% of its average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.125% of its average daily net assets exceeding $1 billion. Prior to February 13, 2003, this fee was paid by the Tax-Exempt Fund. The Tax-Exempt Fund pays the Administrator an administrative fee at the annual rate of 0.25% of the Tax-Exempt Fund’s average daily net assets. Each State Fund pays the Manager a fee at the annual rate of 0.500% of the State Fund’s average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.

For the fiscal year ended March 31, 2004, the Manager received a fee at the annual rate of 0.13% for the Tax-Exempt Trust’s average daily net assets. For the fiscal year ended March 31, 2004 the Manager received from the State Funds a fee at the annual rate of 0.50% for the CMA Arizona Municipal Money Fund, 0.41% for the CMA California Municipal Money Fund, 0.49% for the CMA Connecticut Municipal Money Fund, 0.50% for the CMA Massachusetts Municipal Money Fund, 0.50% for the CMA Michigan Municipal Money Fund, 0.45% for the CMA New Jersey Municipal Money Fund, 0.41% for the CMA New York Municipal Money Fund, 0.50% for the North Carolina Municipal Money Fund, 0.50% for the Ohio Municipal Money Fund and 0.50% for the CMA Pennsylvania Municipal Money Fund, of each Fund’s average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $488 billion in investment company and other portfolio assets under management as of June 2004.

Conflicts of Interest

The investment activities of the Manager and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	43

[ICON] Management of the Funds

shareholders. The Manager provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. Merrill Lynch (including, for these purposes, the Manager, Merrill Lynch & Co., Inc. and their affiliates, Directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, that may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Funds. Merrill Lynch’s trading activities are carried out without reference to positions held directly or indirectly by the Funds and may result in Merrill Lynch having positions that are adverse to those of the Funds. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, Merrill Lynch may compete with the Funds for appropriate investment opportunities. In addition, the Funds may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships. The Funds also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage. In addition, each Fund may make brokerage and other payments to Merrill Lynch in connection with the Fund’s portfolio investment transactions.

Each Fund’s activities may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. See the Statement of Additional Information for further information.

44	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

MASTER/FEEDER STRUCTURE FOR TAX-EXEMPT FUND

The Tax-Exempt Fund is a “feeder” fund that invests its assets in the Tax-Exempt Trust. Investors in the Tax-Exempt Fund will acquire an indirect interest in the Tax-Exempt Trust.

The Tax-Exempt Trust may accept investments from other feeder funds, and all the feeder funds of the Tax-Exempt Trust bear the Tax-Exempt Trust’s expenses in proportion to their assets. This structure may enable the Tax-Exempt Fund to reduce costs through economies of scale. If the Tax-Exempt Trust has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt Trust from different feeders may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt Trust on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases of redemptions by one feeder fund could negatively effect the performance of other feeder funds that invest in the Tax Exempt Trust. Information about other feeders, if any, is available by calling 1-800-221-7210.

Whenever the Tax-Exempt Trust holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Tax-Exempt Trust.

The Tax-Exempt Fund may withdraw from the Tax-Exempt Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Tax-Exempt Fund’s assets.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	45

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose reports, along with each Fund’s financial statements, are included in each Fund’s Annual Report which are available upon request. These periods cover operations prior to the Tax-Exempt Fund’s change to a “master/feeder” structure effective February 13, 2003.

	CMA Tax-Exempt Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004	2003†††	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.01	.02	.03	.03

Realized gain (loss) on investments
and allocated from the Trust — net	— ††	— ††	— †	— †	— ††

Total from investment operations	.01	.01	.02	.03	.03

Less dividends from investment income — net	(.01)	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.54%	.93%	1.76%	3.51%	2.91%

Ratios to Average Net Assets:

Expenses	.55%‡	.55%‡	.55%	.54%	.54%

Investment income — net	.55%	.93%	1.78%	3.46%	2.87%

Supplemental Data:

Net assets, end of year (in thousands)	$9,522,055	$10,587,794	$10,545,626	$10,379,038	$10,188,792

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.
†††	On February 13, 2003, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in the Trust which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure.
‡	Includes the Fund’s share of the Trust’s allocated expenses.

46	CMA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Arizona Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain on investments — net	—	†	—	—	— †	— †

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends from investment income — net	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.35%		.77%	1.68%	3.37%	2.80%

Ratios to Average Net Assets:

Expenses, net of waiver	.74%		.72%	.71%	.74%	.71%

Expenses	.74%		.72%	.71%	.74%	.71%

Investment income — net	.36%		.78%	1.71%	3.31%	2.76%

Supplemental Data:

Net assets, end of year (in thousands)	$167,386		$190,812	$227,708	$248,880	$227,210

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

	California Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain (loss) on investments — net	—	††	— †	— †	— ††	— †

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends from investment income — net	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.49%		.85%	1.61%	3.02%	2.59%

Ratios to Average Net Assets:

Expenses	.57%		.57%	.57%	.58%	.58%

Investment income — net	.50%		.85%	1.58%	2.98%	2.56%

Supplemental Data:

Net assets, end of year (in thousands)	$2,338,900		$2,666,851	$2,714,886	$2,429,174	$2,312,154

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	47

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS (continued)

	Connecticut Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain on investments — net	—	†	— †	— †	— †	— †

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends from investment income — net	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.34%		.70%	1.49%	3.21%	2.66%

Ratios to Average Net Assets:

Expenses, net of waiver	.66%		.67%	.67%	.67%	.67%

Expenses	.67%		.67%	.67%	.67%	.67%

Investment income — net	.34%		.70%	1.50%	3.16%	2.63%

Supplemental Data:

Net assets, end of year (in thousands)	$595,841		$535,308	$631,776	$644,360	$623,491

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

	Massachusetts Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain on investments — net	—	†	— †	— †	— †	— †

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends and distributions:

Investment income — net	—	††	(.01)	(.02)	(.03)	(.03)

Realized gain on investments — net	—	††	—	—	—	— ††

Total dividends and distributions	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.38%		.79%	1.70%	3.34%	2.80%

Ratios to Average Net Assets:

Expenses	.70%		.69%	.70%	.70%	.70%

Investment income — net	.38%		.78%	1.74%	3.28%	2.76%

Supplemental Data:

Net assets, end of year (in thousands)	$372,239		$421,618	$451,288	$525,563	$409,700

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

48	CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

	Michigan Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain (loss) on investments — net	—	†	— †	—	— †	— ††

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends from investment income — net	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.42%		.85%	1.74%	3.47%	2.86%

Ratios to Average Net Assets:

Expenses	.70%		.69%	.70%	.70%	.70%

Investment income — net	.43%		.84%	1.77%	3.40%	2.81%

Supplemental Data:

Net assets, end of year (in thousands)	$327,492		$349,249	$360,558	$391,944	$360,334

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

	New Jersey Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain on investments — net	—	†	— †	— †	— †	— †

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends and distributions:

Investment income — net	—	††	(.01)	(.02)	(.03)	(.03)

Realized gain on investments — net	—	††	— ††	—	—	—

Total dividends and distributions	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.43%		.80%	1.66%	3.35%	2.74%

Ratios to Average Net Assets:

Expenses, net of waiver	.61%		.62%	.62%	.62%	.64%

Expenses	.61%		.62%	.62%	.62%	.64%

Investment income — net	.44%		.79%	1.68%	3.27%	2.71%

Supplemental Data:

Net assets, end of year (in thousands)	$1,165,201		$1,225,954	$1,266,932	$1,309,394	$1,085,988

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	49

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS (continued)
	New York Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain (loss) on investments — net	—	†	— †	— †	— ††	— †

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends and distributions:

Investment Income — net	—	††	(.01)	(.02)	(.03)	(.03)

Realized gain on investments — net	—	††	—	—	—	—

Total dividends and distributions	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.49%		.91%	1.74%	3.49%	2.86%

Ratios to Average Net Assets:

Expenses	.57%		.57%	.57%	.58%	.58%

Investment income — net	.50%		.92%	1.72%	3.42%	2.83%

Supplemental Data:

Net assets, end of year (in thousands)	$2,510,413		$2,527,958	$2,663,032	$2,523,324	$2,177,183

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

	North Carolina Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain on investments — net	—	†	— †	—	—	— †

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends from investment income — net	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.37%		.76%	1.63%	3.42%	2.76%

Ratios to Average Net Assets:

Expenses, net of waiver	.71%		.70%	.71%	.71%	.71%

Expenses	.71%		.70%	.71%	.71%	.71%

Investment income — net	.38%		.77%	1.62%	3.36%	2.72%

Supplemental Data:

Net assets, end of year (in thousands)	$240,576		$288,079	$366,196	$330,559	$291,536

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

50	CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (concluded)

	Ohio Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain on investments — net	—		—	— †	—	— †

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends and distributions:

Investment income — net	—	††	(.01)	(.02)	(.03)	(.03)

Realized gain on investments — net	—		— ††	—	—	—

Total dividends and distributions	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.43%		.90%	1.81%	3.49%	2.89%

Ratios to Average Net Assets:

Expenses	.69%		.69%	.70%	.70%	.69%

Investment income — net	.43%		.90%	1.83%	3.43%	2.85%

Supplemental Data:

Net assets, end of year (in thousands)	$414,045		$474,267	$454,196	$461,941	$432,473

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

	Pennsylvania Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2004		2003	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment income — net	—	†	.01	.02	.03	.03

Realized gain (loss) on investments —	—	†	— ††	— †	— †	— †

Total from investment operations	—	†	.01	.02	.03	.03

Less dividends from investment income	—	††	(.01)	(.02)	(.03)	(.03)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return	.42%		.83%	1.71%	3.47%	2.81%

Ratios to Average Net Assets:

Expenses	.68%		.67%	.68%	.68%	.69%

Investment income — net	.43%		.84%	1.72%	3.42%	2.78%

Supplemental Data:

Net assets, end of year (in thousands)	$500,274		$591,105	$628,356	$601,403	$539,177

†	Amount is less than $.01 per share.
††	Amount is less than $(.01) per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	51

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CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

(This page intentionally left blank)

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

[1]	POTENTIAL INVESTORS Open an account (two options).	[2]
PROGRAM SUBSCRIBER’S MERRILL LYNCH FINANCIAL ADVISOR Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289
1-800-221-7210

Performs recordkeeping and reporting services.

DISTRIBUTOR Merrill Lynch, Pierce, Fenner & Smith Incorporated 222 Broadway New York, New York 10038 Arranges for the sale of the Funds’ shares.
COUNSEL Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019-6018 Provides legal advice to the Funds and the Trust.	THE FUNDS The Board of Trustees oversees each Fund and the Trust.	CUSTODIAN State Street Bank and Trust Company P.O. Box 5501 Boston, Massachusetts 02206-5501 Holds the Funds’ assets for safekeeping.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540 Audits the financial statements of the Funds and the Trust.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the Funds and the Trust.	MANAGER AND
ADMINISTRATOR

Fund Asset Management, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-221-7210
Manages the Funds’
day-to-day activities.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

[ICON] For More Information

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-221-7210.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Statement of Additional Information contains further information about each Fund. The portions of the Statement of Additional Information relating to each Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to a Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in a Fund. You may request a free copy by writing to the CMA Tax-Exempt Fund or the CMA Multi-State Municipal Series Trust at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-221-7210.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-3111 and #811-5011-10, -02,
-08, -04, -07, -05, -01, -06, -09 and -03
Code #16817-0704
©Fund Asset Management, L.P.

[LOGO] MERRILL LYNCH INVESTMENT MANAGERS

Prospectus

July 28, 2004

CMA® Tax-Exempt Fund
CMA® Multi-State Municipal
Series Trust
CMA® Arizona Municipal Money Fund
CMA® California Municipal Money Fund
CMA® Connecticut Municipal Money Fund
CMA® Massachusetts Municipal Money Fund
CMA® Michigan Municipal Money Fund
CMA® New Jersey Municipal Money Fund
CMA® New York Municipal Money Fund
CMA® North Carolina Municipal Money Fund
CMA® Ohio Municipal Money Fund
CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION CMA® TAX-EXEMPT FUND CMA® MULTI-STATE MUNICIPAL SERIES TRUST
CMA® ARIZONA MUNICIPAL MONEY FUND	CMA®NEW JERSEY MUNICIPAL MONEY FUND
CMA® CALIFORNIA MUNICIPAL MONEY FUND	CMA® NEW YORK MUNICIPAL MONEY FUND
CMA® CONNECTICUT MUNICIPAL MONEY FUND	CMA® NORTH CAROLINA MUNICIPAL MONEY FUND
CMA® MASSACHUSETTS MUNICIPAL MONEY FUND	CMA® OHIO MUNICIPAL MONEY FUND
CMA® MICHIGAN MUNICIPAL MONEY FUND	CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

This Statement of Additional Information of the CMA Tax-Exempt Fund and each series of CMA Multi-State Municipal Series Trust (the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 28, 2004, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-221-7210 or by writing to the Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. Each Fund’s audited financial statements, as well as the audited financial statements of Master Tax-Exempt Trust, are incorporated by reference into this Statement of Additional Information by reference to that Fund’s 2004 Annual Report. You may request a copy of each Annual Report at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

FUND ASSET MANAGEMENT, L.P. — MANAGER

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED — DISTRIBUTOR

The date of this Statement of Additional Information is July 28, 2004.

Table Of Contents

Part I
Investment Objectives and Policies	I-1
Investment Restrictions	I-4
Information on Trustees and Officers	I-8
Management and Advisory Arrangements	I-15
Distribution Related Expenses	I-18
Yield Information	I-19
Portfolio Transactions	I-19
Additional Information	I-20
State Fund Tax Summaries	I-22
Financial Statements	I-26

Part II

Investment Risks and Considerations	II-1
Management and Other Service Arrangements	II-13
Purchase of Shares	II-18
Redemption of Shares	II-27
Shareholder Services	II-33
Determination of Net Asset Value	II-35
Yield Information	II-36
Portfolio Transactions	II-37
Dividends and Taxes	II-38
Proxy Voting Policies and Procedures	II-43
General Information	II-46
Appendix A - Description of Debt Ratings	A-1
Appendix B - Economic and Financial Conditions in Arizona	B-1
Appendix C - Economic and Financial Conditions in California	C-1
Appendix D - Economic and Financial Conditions in Connecticut	D-1
Appendix E - Economic and Financial Conditions in Massachusetts	E-1
Appendix F - Economic and Financial Conditions in Michigan	F-1
Appendix G - Economic and Financial Conditions in New Jersey	G-1
Appendix H - Economic and Financial Conditions in New York	H-1
Appendix I - Economic and Financial Conditions in North Carolina	I-1
Appendix J - Economic and Financial Conditions in Ohio	J-1
Appendix K - Economic and Financial Conditions in Pennsylvania	K-1

Part I

Part I of this Statement of Additional Information sets forth information about CMA Tax-Exempt Fund (the “Tax-Exempt Fund”) and CMA Multi-State Municipal Series Trust (the “Trust”). The Trust consists of CMA Arizona Municipal Money Fund (the “Arizona Fund”), CMA California Municipal Money Fund (the “California Fund”), CMA Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA Michigan Municipal Money Fund (the “Michigan Fund”), CMA New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA New York Municipal Money Fund (the “New York Fund”), CMA North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA Ohio Municipal Money Fund (the “Ohio Fund”) and CMA Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and Tax-Exempt Fund are collectively referred to herein as the “Funds”). It includes information about each Fund’s Board of Trustees, the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with each Fund and Trust’s Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund or the Trust.

I. Investment Objectives and Policies

CMA Tax-Exempt Fund

Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding master trust, the Master Tax-Exempt Trust (the “Tax-Exempt Trust”), which has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Tax-Exempt Trust level. Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Tax-Exempt Trust in which Tax-Exempt Fund invests.

Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of Tax-Exempt Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of short term high quality tax-exempt money market securities. The Tax-Exempt Fund is classified as diversified under the Investment Company Act.

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). The Tax-Exempt Fund may invest up to 20% of its assets in certain Municipal Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which is excludable from gross income for Federal income tax purposes (including the alternative minimum tax) or will invest in securities so that at least 80% of the income that it distributes will be excludable from gross income for Federal income tax purposes, (including the alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Municipal Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

I-1

The Municipal Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short-term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of the Tax-Exempt Fund. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Municipal Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

CMA State Funds

Each State Fund is a money market fund. The investment objectives of each State Fund are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the State Funds’ outstanding securities. Each State Fund is classified as a non-diversified fund under the Investment Company Act.

Each State Fund seeks to achieve its objectives by investing in a portfolio of short term, high quality tax-exempt money market securities. Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations with remaining maturities of 397 days (13 months) or less that are issued by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative products the interest from which is excludable, in the opinion of counsel to

I-2

the issuer, from gross income both for Federal income tax purposes and the designated state’s personal (and where applicable, local) income tax purposes. It is expected that the value of such investments would be exempt from state personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved.

Under normal circumstances, each State Fund will invest at least 80% of its net assets in securities the income on which is excludable from gross income for both Federal income tax purposes and the designated state’s income tax purposes or will invest so that at least 80% of the income it distributes will be excludable from gross income for both Federal income tax and the designated state’s income tax. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy of each Fund and may not be changed without the approval of a majority of each Fund’s outstanding shares as defined in the Investment Company Act.

State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and/or local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is excludable from gross income, in the opinion of counsel to the issuer, for Federal income tax purposes but not state or, where relevant, local personal income tax purposes and the value of which may be subject to state or local intangible personal property tax.

Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (industrial development bonds under pre-1986 law) (“PABs”) in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of each State Fund’s net assets invested in PABs will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of Fund Asset Management L.P. (“FAM” or the “Manager”), prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state personal property tax and/or local intangible property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as PABs. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration “in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See “Investment Objectives and Policies — Other Factors” below.

Investment in State Fund shares offers several potential benefits. State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

I-3

The State Municipal Securities in which State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards. The dollar weighted average maturity of each Fund’s portfolio will be 90 days or less.

Certain of the instruments in which State Funds invest, including VRDOs and Derivative Products, effectively provide State Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the Underlying Bonds. Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price that adversely affects the State Fund.

II. Investment Restrictions

CMA Tax-Exempt Fund

The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of Tax-Exempt Fund’s outstanding shares (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the following fundamental restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

The Tax-Exempt Trust has adopted investment restrictions substantially similar to those set forth below. In addition, the Tax-Exempt Trust has adopted certain additional fundamental investment restrictions and certain non-fundamental investment restrictions. The Tax-Exempt Trust’s non-fundamental investment restrictions may be changed by the Tax-Exempt Trust’s Board of Trustees without interest holder approval.

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) purchase any securities other than Municipal Securities referred to herein and in the Prospectus;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

I-4

(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4) make investments for the purpose of exercising control or management;

(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein and under the heading “Information Concerning Municipal Securities;”

(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940);

(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities;

(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

The Tax-Exempt Trust has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Tax-Exempt Trust may not:

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(1) borrow money, except that (i) the Tax-Exempt Trust may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Tax-Exempt Trust may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Tax-Exempt Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Tax-Exempt Trust may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Tax-Exempt Trust’s Prospectus and Statement of Additional Information. The Tax-Exempt Trust may not pledge its assets other than to secure such borrowings or to the extent permitted by the Tax-Exempt Trust’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(2) make any investment inconsistent with the Tax-Exempt Trust’s classification as a diversified investment company under the Investment Company Act.

The Tax-Exempt Trust also has adopted non-fundamental investment restrictions, that may be changed by the Tax-Exempt Trust’s Board of Trustees without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Tax-Exempt Trust may not:

a. write, purchase of sell puts, calls or combinations thereof.

b. subject to its fundamental investment restrictions, the Tax-Exempt Trust may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Tax-Exempt Trust.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (15) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

CMA State Funds

The Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Under these fundamental investment restrictions, no State Fund may:

(1) purchase any securities other than securities referred to under “Details About Each Fund — How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies” herein;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3) make investments for the purpose of exercising control or management;

(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

I-6

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and “Information Concerning Tax Exempt Securities;”

(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and

(14) issue senior securities to the extent such issuance would violate applicable law.

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

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For purposes of investment restriction (15) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

III. Information on Trustees and Officers

The Board of Trustees of each Fund consists of seven individuals, six of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The same individuals serve as the Trustees of the Tax-Exempt Trust. The Trustees of each Fund are responsible for the overall oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of each Fund’s Audit and Oversight Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of each Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. Each Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to each Fund, (ii) discuss with the independent accountants certain matters relating to each Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of each Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of each Fund has adopted a written charter for each Audit Committee. Each Audit Committee has retained independent legal counsel to assist it in connection with these duties. Each Audit Committee met four times during the fiscal year ended March 31, 2004.

Each non-interested Trustee is also a member of each Fund’s Nominating Committee. The principal responsibilities of the Nominating Committees are to identify individuals qualified to serve as non-interested Trustees of the applicable Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by shareholders of the relevant Fund or by interest holders of Tax-Exempt Trust as it deems appropriate. Fund stockholders or Tax-Exempt Trust interest holders who wish to recommend a nominee should send nominations to the Secretary of the applicable Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committees are newly formed and met once during each Fund’s fiscal year ended March 31, 2004.

Biographical Information

Certain biographical and other information relating to the non-interested Trustees of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by FAM, Merrill Lynch Investment Managers, L.P. (“MLIM”) or their affiliates (“MLIM/FAM-advised funds”), and other public directorships.

I-8

Name, Address* and Age of Trustee	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (63)	Trustee of each Fund and Trust	Trustee of each Fund since inception***	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000, International Consultant, Urban Institute, Washington D.C. from 1995 to 1999.	49 registered investment companies consisting of 49 portfolios	None

Cynthia A. Montgomery (51)	Trustee	Trustee of each Fund since 1994	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989: Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985.	49 registered investment companies consisting of 49 portfolios	Newell Rubbermaid Inc. (manufacturing)

Kevin A. Ryan (71)	Trustee	Trustee of Arizona Fund and Tax-Exempt Fund since inception*** and of each other Fund since 1992	Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of the University of Chicago, Stanford University and Ohio State University.	49 registered investment companies consisting of 49 portfolios	None

Roscoe S. Suddarth (68)	Trustee	Trustee of each Fund since 2000	President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.	49 registered investment companies consisting of 49 portfolios	None

Richard R. West (66)	Trustee	Trustee of each Fund since inception***	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus Leonard N. Stern School of Business Administration, New York University from 1994 to present; Professor of Finance thereof from 1982 to 1994.	49 registered investment companies consisting of 49 portfolios	Bowne & Co., Inc. (financial printers): Vornado Realty Trust (real estate holding company); Vornado Operating Company (real estate company); Alexander's Inc. (real estate company)

Edward D. Zinbarg (69)	Trustee	Trustee of each Fund since 2000	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	49 registered investment companies consisting of 49 portfolios	None

I-9

*	The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund’s by-laws or charter or by statute.
***	The inception date for each Fund is: Tax-Exempt Fund 1989; Arizona Fund 1993; California Fund 1988; Connecticut Fund 1991; Massachusetts Fund 1990; Michigan Fund 1991; New Jersey Fund 1990; New York Fund 1988; North Carolina Fund 1991; Ohio Fund 1991; Pennsylvania Fund 1990.

Certain biographical and other information relating to the Trustee who is an officer and an “interested person” of each Fund as defined in the Investment Company Act (the “interested Trustee”) and to the other officers of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served and the total number of portfolios overseen in MLIM/FAM-advised funds.

Name, Address* and Age	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn (63)***	President and Trustee of each Fund	President and Trustee since 1999 ****	President of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc.(“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	125 registered investment companies consisting of 160 portfolios	None

Donald C. Burke (43)	Vice President and Treasurer of each Fund	Vice President since 1993 Treasurer since 1999	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999;Vice President of FAMD since 1999;Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	124 registered investment companies consisting of 159 portfolios	None

Kenneth A. Jacob (53)	Senior Vice President of each Fund	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	38 registered investment companies consisting of 50 portfolios	None

John M. Loffredo (40)	Senior Vice President of each Fund	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	38 registered investment company consisting of 50 portfolios	None

I-10

Name, Address* and Age	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Edward J. Andrews (42)	Vice President and Portfolio Manager of New York Fund	Vice President since 1993	Director (Tax Exempt Fund Management) of MLIM since 2000; Vice President of MLIM from 1991 to 2000;	1 registered investment companies consisting of 1 portfolios	None

Peter J. Hayes (44)	Vice President and Portfolio Manager of Tax-Exempt Fund	Vice President since 1989	Managing Director of MLIM since 2000First Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	4 registered investment companies consisting of 2 portfolios	None

Steven T. Lewis (40)	Vice President and Portfolio Manager of California, Connecticut and New Jersey Funds	Vice President since 1996	Vice President of MLIM since 2000.	1 registered investment company consisting of 3 portfolios	None

Darrin J. SanFillippo (39)	Vice President and Portfolio Manager of Arizona, Michigan, North Carolina and Pennsylvania Funds	Portfolio Manager and Vice President since 1996	Vice President of MLIM since 2000.	1 registered investment company consisting of 4 portfolios	None

Kevin A. Schiatta (49)	Vice President and Portfolio Manager of Massachusetts and Ohio Funds	Vice President since 1990	Director (Tax Exempt Fund Management) of MLIM since 2000; Vice President of MLIM from 1994 to 2000.	3 registered investment company consisting of 3 portfolios	None

Phillip S. Gillespie (40)	Secretary of each Fund	Secretary of each Fund since 2000	First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.	124 registered investment companies consisting of 159 portfolios	None

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*	The address for each officer listed in this table is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Trustees of the Fund.
***	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Funds based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P.
****	As a Trustee, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his or death, resignation, or removal as provided in the Fund’s by-laws, or charter or by statute. Mr. Glenn is expected to retire as a Trustee as of October 31, 2004.

Share Ownership

Information relating to each Trustee’s share ownership in each Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Supervised Merrill Lynch Funds”) as of December 31, 2003 is set forth in the table below.

Aggregate DollarRange of Equity
Name	Tax-Exempt Fund	Arizona Fund	California Fund	Connecticut Fund
Interested Trustee:
Terry K. Glenn	None	None	None	None
Non-Interested Trustees:
Ronald W. Forbes	$10,001-$50,000	None	None	None
Cynthia A. Montgomery	None	None	None	None
Kevin A. Ryan	None	None	None	None
Roscoe S. Suddarth	Over $100,000	None	None	None
Richard R. West	None	None	None	None
Edward D. Zinbarg	None	None	None	None

Aggregate DollarRange of Equity
Name	Massachusetts Fund	Michigan Fund	New Jersey Fund	New York Fund
Interested Trustee:
Terry K. Glenn	None	None	None	None
Non-Interested Trustees:
Ronald W. Forbes	None	None	None	None
Cynthia A. Montgomery	None	None	None	None
Kevin A. Ryan	None	None	None	None
Roscoe S. Suddarth	None	None	None	None
Richard R. West	None	None	None	None
Edward D. Zinbarg	None	None	Over $100,000	None

Aggregate DollarRange of Equity
Name	North Carolina Fund	Ohio Fund	Pennsylvania Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Trustee:
Terry K. Glenn	None	None	over $100,000	over $100,000
Non-Interested Trustees:
Ronald W. Forbes	None	None	None	over $100,000
Cynthia A. Montgomery	None	None	None	over $100,000
Kevin A. Ryan	None	None	None	over $100,000
Roscoe S. Suddarth	None	None	None	over $100,000
Richard R. West	None	None	None	over $100,000
Edward D. Zinbarg	None	None	None	over $100,000

As of July 16, 2004, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2003, none of the non-interested Trustees or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

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Compensation of Directors

The State Funds pay each non-interested Trustee a combined fee, for service on each State Fund Board and Audit Committee, of $8,000 per year plus $500 per in person Board meeting attended and $500 per each in person Audit Committee meeting attended. The Chairmen of each State Fund Audit Committee receives an additional fee of $1,000 per year. The Tax-Exempt Fund pays each non-interested Trustee a combined fee, for service on the Tax-Exempt Fund/Trust Board and Audit Committee, of $7,000 per year plus $250 per in person Board meeting attended and $250 per in person Audit Committee meeting attended. The Chairman of the Tax-Exempt Fund/Trust Audit Committee receives an additional fee of $1,000 per year. Each Fund reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board and Audit Committee meetings.

The following tables show the compensation earned by the non-interested Trustees for each Fund’s fiscal year ended March 31, 2004 and the aggregate compensation paid to them by all MLIM/FAM-advised funds, for the calendar year ended December 31, 2003.
Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds* Paid to Trustees
CMA Tax-Exempt Fund/Trust
Ronald W. Forbes**	$10,000	None	$ 272,592
Cynthia A. Montgomery	$9,000	None	$ 251,925
Charles C. Reilly** +	$7,500	None	$ 206,617
Kevin A. Ryan	$9,000	None	$ 251,925
Roscoe S. Suddarth	$9,000	None	$ 251,925
Richard R. West	$9,000	None	$ 251,925
Edward D. Zinbarg	$9,000	None	$ 251,925

CMA Arizona Fund
Ronald W. Forbes**	$260.67	None	$ 272,592
Cynthia A. Montgomery	$240.79	None	$ 251,925
Charles C. Reilly** +	$196.29	None	$ 206,617
Kevin A. Ryan	$240.79	None	$ 251,925
Roscoe S. Suddarth	$240.79	None	$ 251,925
Richard R. West	$240.79	None	$ 251,925
Edward D. Zinbarg	$240.79	None	$ 251,925

CMA California Fund
Ronald W. Forbes**	$3,653.85	None	$ 272,592
Cynthia A. Montgomery	$3,375.60	None	$ 251,925
Charles C. Reilly** +	$2,751.17	None	$ 206,617
Kevin A. Ryan	$3,375.60	None	$ 251,925
Roscoe S. Suddarth	$3,375.60	None	$ 251,925
Richard R. West	$3,375.60	None	$ 251,925
Edward D. Zinbarg	$3,375.60	None	$ 251,925

CMA Connecticut Fund
Ronald W. Forbes**	$785.74	None	$ 272,592
Cynthia A. Montgomery	$725.07	None	$ 251,925
Charles C. Reilly** +	$584.16	None	$ 206,617
Kevin A. Ryan	$725.07	None	$ 251,925
Roscoe S. Suddarth	$725.07	None	$ 251,925
Richard R. West	$725.07	None	$ 251,925
Edward D. Zinbarg	$725.07	None	$ 251,925

CMA Massachusetts Fund
Ronald W. Forbes**	$566.50	None	$ 272,592
Cynthia A. Montgomery	$523.09	None	$ 251,925
Charles C. Reilly** +	$425.56	None	$ 206,617
Kevin A. Ryan	$523.09	None	$ 251,925
Roscoe S. Suddarth	$523.09	None	$ 251,925
Richard R. West	$523.09	None	$ 251,925
Edward D. Zinbarg	$523.09	None	$ 251,925

I-13

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds* Paid to Trustees
CMA Michigan Fund
Ronald W. Forbes**	$496.48	None	$ 272,592
Cynthia A. Montgomery	$458.27	None	$ 251,925
Charles C. Reilly** +	$372.18	None	$ 206,617
Kevin A. Ryan	$458.27	None	$ 251,925
Roscoe S. Suddarth	$458.27	None	$ 251,925
Richard R. West	$458.27	None	$ 251,925
Edward D. Zinbarg	$458.27	None	$ 251,925

CMA New Jersey Fund
Ronald W. Forbes**	$1,755.86	None	$ 272,592
Cynthia A. Montgomery	$1,619.86	None	$ 251,925
Charles C. Reilly** +	$1,311.11	None	$ 206,617
Kevin A. Ryan	$1,619.86	None	$ 251,925
Roscoe S. Suddarth	$1,619.86	None	$ 251,925
Richard R. West	$1,619.86	None	$ 251,925
Edward D. Zinbarg	$1,619.86	None	$ 251,925

CMA New York Fund
Ronald W. Forbes**	$3,606.14	None	$ 272,592
Cynthia A. Montgomery	$1,619.86	None	$ 251,925
Charles C. Reilly** +	$2,698.10	None	$ 206,617
Kevin A. Ryan	$1,619.86	None	$ 251,925
Roscoe S. Suddarth	$1,619.86	None	$ 251,925
Richard R. West	$1,619.86	None	$ 251,925
Edward D. Zinbarg	$1,619.86	None	$ 251,925

CMA North Carolina Fund
Ronald W. Forbes**	$399.51	None	$ 272,592
Cynthia A. Montgomery	$368.91	None	$ 251,925
Charles C. Reilly** +	$301.37	None	$ 206,617
Kevin A. Ryan	$368.91	None	$ 251,925
Roscoe S. Suddarth	$368.91	None	$ 251,925
Richard R. West	$368.91	None	$ 251,925
Edward D. Zinbarg	$368.91	None	$ 251,925

CMA Ohio Fund
Ronald W. Forbes**	$663.98	None	$ 272,592
Cynthia A. Montgomery	$612.50	None	$ 251,925
Charles C. Reilly** +	$497.51	None	$ 206,617
Kevin A. Ryan	$612.50	None	$ 251,925
Roscoe S. Suddarth	$612.50	None	$ 251,925
Richard R. West	$612.50	None	$ 251,925
Edward D. Zinbarg	$612.50	None	$ 251,925

CMA Pennsylvania Fund
Ronald W. Forbes**	$811.27	None	$ 272,592
Cynthia A. Montgomery	$749.21	None	$ 251,925
Charles C. Reilly** +	$612.55	None	$ 206,617
Kevin A. Ryan	$749.21	None	$ 251,925
Roscoe S. Suddarth	$749.21	None	$ 251,925
Richard R. West	$749.21	None	$ 251,925
Edward D. Zinbarg	$749.21	None	$ 251,925

*	For information on the number of MLIM/FAM-advised funds from which each Trustee received compensation, see the chart beginning on p. I-9.
**	Chairman of the Audit Committee. Mr. Reilly served as Co-Chairman of the Audit Committee from April 1, 2003 to December 31, 2003.
+	Mr. Reilly retired as a Director effective January 1, 2004.

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IV. Management and Advisory Arrangements

Management Services for the State Funds. The Trust has entered into a separate Management Agreement on behalf of each State Fund with the Manager, pursuant to which the Manager receives a monthly fee from each State Fund at the following annual rates:

Portion of average daily net assets:

Rate
Not exceeding $500 million	0.500%
In excess of $500 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

Set forth below are the total management fees paid by each State Fund to the Manager pursuant to its respective Management Agreement for the fiscal years ended March 31, 2004, 2003, and 2002:

Management and Advisory Arrangements

	Fees Paid For the Year Ended			Fees Waived For the Year Ended
	2004	2003	2002	2004	2003	2002
Arizona Fund	$ 917,090	$ 976,054	$ 1,167,354	$ 6,549	$0	$0
California Fund	$10,651,507	$10,766,051	$10,330,526	$ 0	$0	$0
Connecticut Fund	$ 2,934,512	$ 2,711,210	$ 2,993,148	$11,259	$0	$0
Massachusetts Fund	$ 1,971,968	$ 2,136,115	$ 2,360,731	$ 0	$0	$0
Michigan Fund	$ 1,708,179	$ 1,739,621	$ 1,907,535	$ 0	$0	$0
New Jersey Fund	$ 5,422,120	$ 5,355,569	$ 5,503,929	$ 2,664	$0	$0
New York Fund	$10,110,553	$10,447,104	$10,352,734	$ 0	$0	$0
North Carolina Fund	$ 1,350,630	$ 1,616,597	$ 1,671,406	$ 295	$0	$0
Ohio Fund	$ 2,227,706	$ 2,312,178	$ 2,331,180	$ 0	$0	$0
Pennsylvania Fund	$ 2,669,193	$ 2,886,959	$ 3,029,321	$ 0	$0	$0

Management Services for the Tax Exempt Fund

Prior Management Arrangements for the Tax-Exempt Fund. Prior to the conversion of the Tax-Exempt Fund to a “master/feeder” structure, all management and administrative services were provided directly at the Tax-Exempt Fund level and were paid pursuant to the Tax-Exempt Fund’s management agreement with FAM at an annual fee rate of 0.500% of the Tax-Exempt Fund’s average daily net assets not exceeding $500 million; 0.425% of the Tax-Exempt Fund’s average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the Tax-Exempt Fund’s average daily net assets in excess of $1 billion. The services provided to the Tax-Exempt Fund included all those described below under “Management of the Fund” in Part II of the Fund’s Statement of Additional Information.

Present Management Services for the Tax-Exempt Trust. The Tax-Exempt Fund invests all of its assets in the Tax-Exempt Trust. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require management services. All portfolio management occurs at the level of the Tax-Exempt Trust. The Manager acts as the manager of the Tax-Exempt Trust and provides the Tax-Exempt Trust with management services pursuant to a management agreement between FAM and the Tax-Exempt Trust (the “Management Agreement”).

Present Tax-Exempt Fund Management Fee. The Manager receives a monthly fee from the Tax-Exempt Trust at the annual rates set forth below:

Portion of average daily value of net assets:

Rate
Not exceeding $500 million	0.250%
In excess of $500 million but not exceeding $1 billion	0.175%
In excess of $1 billion	0.125%

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The table below sets forth information about the total management fees paid by the Tax-Exempt Fund and Tax-Exempt Trust to FAM for the periods indicated.

	For Fiscal Years Ended March 31,
	2004	2003		2002
Tax-Exempt Fund	N/A	$34,799,724	*	$39,627,194
Tax-Exempt Trust	$13,919,209	$ 1,822,207	**	N/A

*	For the period April 1, 2002 to February 12, 2003.
**	For the period February 13, 2003 to March 31, 2003.

In connection with its consideration of each Management Agreement, each Fund’s Board compared the Fund’s advisory fee rates and expense ratios to those of comparable funds. Each Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Funds by the Manager under each Management Agreement, as well as other services to be provided by the Manager and its affiliates under other agreements, and the personnel who provide these services (as set forth in Part II of this Statement of Additional Information). In addition to management services, the Manager and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. Based on their experience as Trustees of the Trusts and a number of other funds advised by the Manager or its affiliates, the Trustees concluded that the services provided in all areas was of a high level and that the Funds benefit from those services. Each Board also considered the Manager’s costs of providing services, and the direct and indirect benefits to the Manager from their relationship with the Funds including each Fund’s profitability under the Management Agreement. With respect to the Management Agreement with the Tax-Exempt Trust, the Board also considered the services provided by and the compensation paid to FAM under the Administration Agreement described below.

In reviewing each Management Agreement, each Board focused on the experience, resources and strengths of the Manager and its affiliates in managing investment companies, including each of the Funds, that invest in tax-exempt money market securities. In particular, each Board considered the experience of each Fund’s management team in analyzing and investing in the specific types of securities in which the Fund or Funds they manage invest. Each Board concluded that the Manager has a high level of expertise in managing all the types of investments used by the Funds and that each Fund benefits from that expertise. The Trustees, based on their experience as trustees of other investment companies managed by the Manager and its affiliates as well as of the Funds, also focused on the quality of the compliance and administrative staff at the Manager. Each Board noted that, in addition to the teams of analysts dedicated to the tax-exempt money market management group and the compliance personnel dedicated to the tax-exempt fixed income management group, the Manager also has a separate administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services provided to the Funds.

In connection with its consideration of each Management Agreement, each Board evaluated each Fund’s advisory fee rate and expense ratios as compared to those of comparable open-end funds as provided by Lipper, Inc. Each Board compared the Fund’s advisory fee rate and expense ratios to those of comparable funds. Each Board took into account the various services provided to the Fund by the Manager and its affiliates, including the services required to manage portfolios that invest in U.S. tax-exempt money market securities. Each Board reviewed the Fund’s contractual advisory fee and noted that the total fee for each Fund was at or below the median of the contractual fees of other funds in their category. The Boards also noted that the actual advisory fee, including the management and administrative components and the effects of any fee waivers, for each Fund, other than CMA Arizona, CMA Connecticut, CMA Massachusetts, CMA Michigan, CMA North Carolina, CMA Ohio and CMA Pennsylvania, was also at or below the median compared to other funds in the category. The Boards noted that, although the actual management fees for CMA Arizona, CMA Connecticut, CMA Massachusetts, CMA Michigan, CMA North Carolina, CMA Ohio, and CMA Pennsylvania Funds were somewhat above the median, they were reasonable compared to the services provided. Each Board also reviewed each Fund’s overall expenses and compared them to other funds in the category and determined that the expenses of each Fund, other than CMA

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Arizona Fund were at or below the median compared to other funds in the category. The Board noted that the overall expenses of the CMA Arizona Fund were comparable to other funds in the category. Each Board concluded that given the nature of each Fund’s investment strategy, each Fund’s expenses were reasonable compared to those of other, similar funds. Finally, the Board reviewed each Fund’s historical performance and determined that it was comparable to that of other similarly managed funds. Based on the information reviewed and its discussions, each Board, including all of the non-interested Trustees, concluded that the advisory fee rate was reasonable in relation to the services provided to the Funds/Trust by the Manager as well as the costs and benefits gained by the Manager in providing such services.

Each Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Manager may experience as a result of growth in the Fund’s assets. Each Board determined that the current advisory fee structures ,which include breakpoints that reduce each Fund’s advisory fee rate as the Fund’s assets increase, was reasonable and that changes were not currently necessary. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

CMA Tax-Exempt Fund Administrative Services and Administrative Fee. The Tax-Exempt Fund has entered into an administration agreement (an “Administration Agreement”) with FAM as Administrator (in such capacity, the “Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund.

Administrative Fees for the Tax-Exempt Fund:

	For the Fiscal Year Ended March 31,
	2004	2003*	2002
Tax-Exempt Fund	$24,904,994	$3,419,050	N/A

*	For the period February 13, 2003 to March 31, 2003.

Transfer Agency Services

The table below sets forth the fees paid by each Fund, including out-of-pocket expenses, to the transfer agent for the fiscal years ended March 31, 2004, 2003 and 2002.

For the Year Ended March 31,
	2004	2003	2002*
Tax Exempt Fund	$1,244,282	$1,153,787	$1,380,114
Arizona Fund	$ 17,026	$ 20,057	$ 24,836
California Fund	$ 187,202	$ 196,262	$ 230,360
Connecticut Fund	$ 41,167	$ 47,923	$ 57,789
Massachusetts Fund	$ 47,357	$ 53,990	$ 65,621
Michigan Fund	$ 43,267	$ 46,517	$ 57,915
New Jersey Fund	$ 117,783	$ 120,630	$ 143,196
New York Fund	$ 233,804	$ 231,158	$ 277,988
North Carolina Fund	$ 31,763	$ 39,455	$ 48,013
Ohio Fund	$ 57,142	$ 61,087	$ 69,772
Pennsylvania Fund	$ 73,052	$ 70,874	$ 106,165

*	For the period April 1, 2001 to June 30, 2001, each Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for that period, the fees paid may have been higher. The higher rates became effective July 1, 2001.

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Accounting Services

The table below shows the amounts paid by each Fund to State Street Bank and Trust company (“State Street”) and to the Manager for accounting services for the periods indicated:

	Paid to State Street FortheYearEnded March31,				Paid to the Manager For the Year Ended March 31,
	2004	2003		2002	2004	2003		2002
Tax Exempt Trust**	$1,039,238	$155,165	*	N/A	$203,561	$ 30,048	*	N/A
Tax Exempt Fund	$ 0	$884,440		$1,038,904	$ 0	$181,047		$98,047
Arizona Fund	$ 48,708	$ 50,119		$ 35,653	$ 3,814	$ 4,214		$ 6,349
California Fund	$ 329,413	$331,110		$ 305,167	$ 52,231	$ 48,368		$35,426
Connecticut Fund	$ 112,404	$105,354		$ 90,609	$ 12,026	$ 11,114		$12,768
Massachusetts Fund	$ 81,626	$ 86,111		$ 93,647	$ 7,988	$ 8,781		$23,187
Michigan Fund	$ 72,959	$ 73,669		$ 57,798	$ 6,760	$ 7,226		$ 8,781
New Jersey Fund	$ 193,109	$188,391		$ 196,501	$ 24,662	$ 22,960		$45,780
New York Fund	$ 315,758	$322,860		$ 323,643	$ 49,480	$ 46,990		$41,391
North Carolina Fund	$ 62,049	$ 71,057		$ 56,999	$ 5,390	$ 6,841		$ 7,984
Ohio Fund	$ 89,146	$ 91,136		$ 78,610	$ 8,959	$ 9,471		$10,157
Pennsylvania Fund	$ 103,484	$110,146		$ 116,970	$ 11,312	$ 11,739		$13,184

*	For the period of February 13, 2003, the commencement of the Tax-Exempt Trust, to March 31, 2003.
**	For providing services to the Tax-Exempt Trust and the Fund.

V. Distribution Related Expenses

The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) that are covered by the Management Agreements (see “Management of the Funds-Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Amended Distribution and Shareholder Servicing Plan (the “Distribution Plan”) benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to the Distribution Plan for the periods indicated. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.

For the Fiscal Year Ended March 31,
	2004	2003	2002
Tax Exempt Fund	$12,416,894	$13,030,962	$12,894,094
Arizona Fund	$ 224,169	$ 242,384	$ 291,156
California Fund	$ 3,232,703	$ 3,278,185	$ 3,146,690
Connecticut Fund	$ 750,838	$ 683,874	$ 767,636
Massachusetts Fund	$ 490,198	$ 531,847	$ 588,240
Michigan Fund	$ 403,780	$ 426,827	$ 474,276
New Jersey Fund	$ 1,487,322	$ 1,484,348	$ 1,538,329
New York Fund	$ 3,053,758	$ 3,180,194	$ 3,156,236
North Carolina Fund	$ 337,621	$ 403,503	$ 417,556
Ohio Fund	$ 555,247	$ 576,439	$ 581,090
Pennsylvania Fund	$ 664,454	$ 733,884	$ 779,251

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VI. Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. Set forth below is the seven day yield for each Fund for the fiscal year ended March 31, 2004.

Fund	Seven-Day Period Ended March 31, 2004
Tax Exempt Fund	0.52%
Arizona Fund	0.32%
California Fund	0.49%
Connecticut Fund	0.34%
Massachusetts Fund	0.34%
Michigan Fund	0.40%
New Jersey Fund	0.43%
New York Fund	0.46%
North Carolina Fund	0.39%
Ohio Fund	0.39%
Pennsylvania Fund	0.39%

VII. Portfolio Transactions

See “Portfolio Transactions” in Part II of each Fund’s Statement of Additional Information for further information.

Set forth below are the number of principal transactions each Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the fiscal years ended March 31, 2004, 2003 and 2002.

	For the Year Ended March 31,
	2004		2003		2002
	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*
Tax Exempt Fund and Trust	17	$306.5	19	$374.5	36	$647.7
Arizona Fund	16	$44.9	2	$10.0	0	—
California Fund	92	$1,192.7	46	$666.3	69	$809.0
Connecticut Fund	7	$69.2	7	$49.7	40	$288.8
Massachusetts Fund	0	—	1	$8.0	16	$187.4
Michigan Fund	1	$2.0	0	—	12	$127.9
New Jersey Fund	2	$21.4	3	$32.0	3	$16.0
New York Fund	0	—	1	$25.1	5	$50.0
North Carolina Fund	21	$50.6	12	$55.0	36	$225.3
Ohio Fund	0	—	0	—	0	—
Pennsylvania Fund	0	—	0	—	0	—

*	In millions.

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VIII. Additional Information

Description of CMA Multi-State Municipal Series Trust and State Fund Shares

The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

Description of Tax-Exempt Trust and Tax-Exempt Fund Shares

The Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Tax-Exempt Trust. Investors in the Tax-Exempt Fund have an indirect interest in the Tax-Exempt Trust. The Tax-Exempt Trust accepts investments from other feeder funds, and all of the feeder funds of the Tax-
Exempt Trust bear that Trust’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Tax-Exempt Trust in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Tax-Exempt Trust has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt Trust from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt Trust on more attractive terms, or could experience better performance, than another feeder fund.

The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981. The Fund is a no-load, diversified, open-end investment company. The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares. Shares are fully paid and nonassessable by the Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of Tax-Exempt Fund. Shares of Tax-Exempt Fund are fully paid and non-assessable by Tax-Exempt Fund.

The Tax-Exempt Trust is organized as a Delaware statutory trust. Whenever the Tax-Exempt Fund is requested to vote on any matter relating to the Tax-Exempt Trust, the Tax-Exempt Fund will hold a meeting of the Tax-Exempt Fund’s shareholders and will cast its vote as instructed by the Tax-Exempt Fund’s shareholders.

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Whenever the Tax-Exempt Trust holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Tax-Exempt Trust. The Tax-Exempt Fund may withdraw from the Tax-Exempt Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Tax-Exempt Fund’s assets directly.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for shares of each Fund based on the value of the respective Fund’s net assets and number of shares outstanding on March 31, 2004 is set forth below:

Tax-Exempt Fund
As of March 31, 2004
Net Assets	$ 9,522,054,604
Number of Shares Outstanding	$ 9,523,489,362
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Arizona Fund
As of March 31, 2004
Net Assets	$ 167,385,871
Number of Shares Outstanding	$ 167,448,361
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

California Fund
As of March 31, 2004
Net Assets	$ 2,338,899,814
Number of Shares Outstanding	$ 2,339,502,939
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Connecticut Fund
As of March 31, 2004
Net Assets	$ 595,841,187
Number of Shares Outstanding	$ 595,898,720
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Massachusetts Fund
As of March 31, 2004
Net Assets	$ 372,238,902
Number of Shares Outstanding	$ 372,202,178
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Michigan Fund
As of March 31, 2004
Net Assets	$ 327,492,218
Number of Shares Outstanding	$ 327,569,232
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

New Jersey Fund
As of March 31, 2004
Net Assets	$ 1,165,200,550
Number of Shares Outstanding	$ 1,165,159,176
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

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New York Fund
As of March 31, 2004
Net Assets	$ 2,510,412,767
Number of Shares Outstanding	$ 2,510,600,790
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

 North Carolina Fund
As of March 31, 2004
Net Assets	$ 240,575,602
Number of Shares Outstanding	$ 240,575,628
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Ohio Fund
As of March 31, 2004
Net Assets	$ 414,044,664
Number of Shares Outstanding	$ 414,044,664
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00

Pennsylvania Fund
As of March 31, 2004
Net Assets	$ 500,273,584
Number of Shares Outstanding	$ 500,379,244
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00
Offering Price	$1.00
Principal Shareholders

As of July 16, 2004, there are no holders of 5% or more of the shares of the Tax-Exempt Fund and the State Tax-Exempt Funds.

IX. State Fund Tax Summaries

Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders that are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Bonds. To the extent that the Arizona Fund’s distributions are derived from (i) interest on its taxable investments, or (ii) capital gains, such distributions are considered ordinary income for Arizona income tax purposes.

California. So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut

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Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax imposed by the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g. an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-term capital gains, including capital gain dividends paid by a Fund, is the same rate applicable to ordinary income.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Distributions received directly or indirectly from a Fund will not be eligible for the dividends-received deductions for Massachusetts corporate taxpayers. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate began a gradual reduction of one-tenth of one percent per year in year 2000, from 4.2 percent, down to a 4.0 percent rate for 2003. The scheduled reduction to 3.9 percent was delayed and became effective July 1, 2004. Although scheduled reductions in the single business tax have been delayed due to the slowdown in the economy, the tax is still scheduled to expire in 2010.

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New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors that might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $500 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

New York. The portion of exempt-interest dividends equal to the portion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will be subject to New York State corporate franchise and New York City corporation income tax.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North

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Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio. To the extent that the Ohio Fund’s distributions are derived from Ohio public obligations, or the interest thereon or the transfer, and any profit made on the sale, exchange or other disposition of Ohio public obligations, said distributions are exempt from taxes levied by the State of Ohio and its subdivisions (which exclusion includes, without limitation, Ohio personal income tax and net income base used in calculating the Ohio corporate franchise tax), irrespective of the treatment of such distributions for federal income tax purposes. To the extent that the Ohio Fund’s distributions are derived from interest on its non-Ohio public obligations or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses on non-Ohio public obligations, such distributions are considered ordinary income for federal income tax purposes and are therefore subject to the Ohio personal income tax and the Ohio corporate franchise tax. Similarly, subject to certain exceptions, distributions on non-Ohio public obligations, if any, of net long-term capital gains which are income for federal income tax purposes are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like

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securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

The foregoing is a general and abbreviated summary of the state tax laws for each State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each State Fund should consult their tax advisers about other state and local tax consequences of their investment in such State Fund.

X. Financial Statements

Each State Fund’s and the Tax-Exempt Fund’s audited financial statements and the audited financial statements of Tax-Exempt Trust, together with the respective reports of independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to that Fund’s 2004 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.
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Part II

Part II of this statement of additional information contains information about the following funds: CMA Arizona Municipal Money Fund (“CMA Arizona”), CMA California Municipal Money Fund (“CMA California”), CMA Connecticut Municipal Money Fund (“CMA Connecticut”), CMA Massachusetts Municipal Money Fund (“CMA Massachusetts”), CMA Michigan Municipal Money Fund (“CMA Michigan”), CMA New Jersey Municipal Money Fund (“CMA New Jersey”), CMA New York Municipal Money Fund (“CMA New York”), CMA North Carolina Municipal Money Fund (“CMA North Carolina”), CMA Ohio Municipal Money Fund (“CMA Ohio”), and CMA Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), each a series of the CMA Multi-State Municipal Series Trust (collectively, the “CMA State Funds”); CMA Government Securities Fund (“CMA Government Securities”); CMA Money Fund (“CMA Money”); CMA Tax-Exempt Fund (“CMA Tax-Exempt”); CMA Treasury Fund (“CMA Treasury”); WCMA Government Securities Fund (“WCMA Government Securities”); WCMA Money Fund (“WCMA Money”); WCMA Tax-Exempt Fund (“WCMA Tax-Exempt”); WCMA Treasury Fund (“WCMA Treasury”); Merrill Lynch Ready Assets Trust (“Ready Assets Trust”); Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust (“Retirement Reserves”); Merrill Lynch U.S.A. Government Reserves (“U.S.A. Government Reserves”); and Merrill Lynch U.S. Treasury Money Fund (“U.S. Treasury Money”).

Throughout this statement of additional information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The CMA State Funds, CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury may be collectively referred to herein as the “CMA Funds.” The CMA State Funds and CMA Tax-Exempt may be collectively referred to herein as the “CMA Tax-Exempt Funds.” WCMA Government Securities, WCMA Money, WCMA Tax-Exempt and WCMA Treasury may be collectively referred to herein as the “WCMA Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to as “Trustees.” Merrill Lynch Investment Managers, L.P. (“MLIM”) or Fund Asset Management, L.P. (“FAM”), as applicable, is the manager of each Fund and is referred to as the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities and Exchange Commission is referred to herein as the “Commission.”

CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury as well as each of the WCMA Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master trust (each, a “Master Trust”), a mutual fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master Trust. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Trust in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master Trust.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of money market securities in which one or more Funds may invest and the risks and other considerations associated with those investments. This section also discusses certain investment strategies that may be used by the Funds. Please see each Fund’s Prospectus and Part I of each Fund’s Statement of Additional Information for a complete description of each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in the Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

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	CMA Arizona Municipal Money Fund	CMA California Municipal Money Fund	CMA Connecticut Municipal Money Fund	CMA Massachusetts Municipal Money Fund	CMA Michigan Municipal Money Fund	CMA New Jersey Municipal Money Fund	CMA New York Municipal Money Fund	CMA North Carolina Municipal Money Fund	CMA Ohio Municipal Money Fund	CMA Pennsylvania Municipal Money Fund	CMA Government Securities Fund
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X
Bank Money Instruments
Comercial Paper and Other Short-Term Obligations
Foreign Bank Money Instruments
Foreign Short-Term Instruments
Forward Commitments											X
Municipal Investments	X	X	X	X	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Derivative Products	X	X	X	X	X	X	X	X	X	X
Municipal Notes	X	X	X	X	X	X	X	X	X	X
Municipal Commercial Paper	X	X	X	X	X	X	X	X	X	X
Municipal Lease Obligations	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Short-Term Maturity Standards	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Quality Standards	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Other Factors	X	X	X	X	X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”
Single State Risk	X	X	X	X	X	X	X	X	X	X
Taxable Money Market Securities	X	X	X	X	X	X	X	X	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements; Purchase and Sale Contracts											X
Reverse Repurchase Agreements
Securities Lending
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X	X	X	X	X	X	X

	CMA Money Fund	CMA Tax-Exempt Fund	CMA Treasury Fund	WCMA Government Securities Fund	WCMA Money Fund	WCMA Tax-Exempt Fund	WCMA Treasury Fund	Merrill Lynch Ready Assets Trust	Merrill Lynch Retirement Reserves Money Fund	Merrill Lynch U.S.A. Government Reserves	Merrill Lynch U.S. Treasury Money Fund
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X
Bank Money Instruments	X				X			X	X
Comercial Paper and Other Short-Term Obligations	X				X			X	X
Foreign Bank Money Instruments	X				X			X	X
Foreign Short-Term Instruments	X				X			X	X
Forward Commitments	X		X	X	X		X	X	X	X	X
Municipal Investments		X				X
Municipal Securities		X				X
Municipal Securities - Derivative Products		X				X
Municipal Notes		X				X
Municipal Commercial Paper		X				X
Municipal Lease Obligations		X				X
Municipal Securities - Short-Term Maturity Standards		X				X
Municipal Securities - Quality Standards		X				X
Municipal Securities - Other Factors		X				X
Purchase of Securities with Fixed Price “Puts”		X				X
Single State Risk
Taxable Money Market Securities
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs		X				X
Repurchase Agreements
Repurchase Agreements; Purchase and Sale Contracts	X			X	X			X	X	X
Reverse Repurchase Agreements	X				X			X	X
Securities Lending	X				X			X	X
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X	X	X			X	X

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Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio diversification requirements applicable to all money market funds. Rule 2a-7 currently requires that each Fund (other than the CMA State Funds) limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1% of its total assets (in the case of each of CMA Tax-Exempt and WCMA Tax-Exempt only, this 1% limit applies only to Conduit Securities - as defined in the Rule - that are not First Tier Securities). In addition, Rule 2a-7 requires that not more than 5% of each such Fund’s (other than CMA Tax-Exempt and WCMA Tax-Exempt) total assets be invested in Second Tier Securities (as defined in the Rule) or, in the case of CMA Tax-Exempt and WCMA Tax-Exempt, Second Tier Conduit Securities (as defined in the Rule). Rule 2a-7 requires each CMA State Fund with respect to 75% of its total assets to limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are Conduit Securities that are not First Tier Securities, not more than 1% of its total assets. With respect to 25% of its total assets, each CMA State Fund may invest more than 5% of its total assets in securities issued by a single issuer provided those securities are First Tier Securities. In addition, Rule 2a-7 requires that not more than 5% of each CMA State Fund’s total assets be invested in Second Tier Conduit Securities.

The Rule requires each Fund to be diversified (as defined in the Rule) other than with respect to Government Securities and securities subject to a Guarantee Issued by a Non-Controlled Person (as defined in the Rule), although the Rule contains separate diversification requirements for guarantees and demand features.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. CMA Money, WCMA Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. CMA Money and WCMA Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and by their terms are general obligations of the foreign parent. Each Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short-term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and

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financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short-term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short-term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables; or pools of mortgage- or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Foreign Short-term Debt Instruments. Foreign short-term debt instruments refers to U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters

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into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Municipal Investments

Municipal Securities. The CMA Tax-Exempt Funds and WCMA Tax-Exempt each invests primarily in a portfolio of short-term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax and the applicable State tax purposes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. A Fund’s portfolio may include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a normal commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal

II-5

Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A CMA Tax-Exempt Fund’s or WCMA Tax Exempt’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. The CMA Tax-Exempt Funds and WCMA Tax-Exempt will only purchase Municipal Securities if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a CMA Tax-Exempt Fund or WCMA Tax-Exempt invests is determined to be taxable subsequent to its acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a CMA Tax-Exempt Fund or WCMA Tax-Exempt is determined to be taxable, such Fund will dispose of the security as soon as practicable.

A determination that interest on a security held by a CMA Tax-Exempt Fund or WCMA Tax-Exempt is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes — Taxes.”

Municipal Securities - Derivative Products. The CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more Underlying Bonds coupled with a right to sell (“put”) that Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership

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that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an Underlying Bond in accordance with a governing agreement. A Fund may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund.

Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines, which have been adopted by the Board of Trustees, and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investor Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities - Short-Term Maturity Standards. All of the investments of the CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less.

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For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance.

Municipal Securities - Quality Standards. A Fund’s portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short-term municipal debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees. Currently, there are three NRSROs that rate municipal obligations: Fitch, Moody’s and S&P. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above. For a description of debt ratings, see Appendix A —“Description of Debt Ratings.”

Taxable Securities in which the CMA State Funds may invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees.

Currently, there are three NRSROs that rate Taxable Securities: Moody’s, S&P and Fitch. Neither CMA Tax-Exempt nor WCMA Tax-Exempt will invest in taxable short-term money market securities.

The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities - Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short-term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

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In view of the possible “concentration” of the CMA State Funds, CMA Tax-Exempt, and WCMA Tax-Exempt in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks, which such an investment may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Internal Revenue Code of 1986, as amended (the “Code”), limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the Funds, which could have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Purchase of Securities with Fixed Price “Puts”. Each of CMA Tax-Exempt and WCMA Tax-Exempt has authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable CMA Tax-Exempt and WCMA Tax-Exempt to dispose of the security at a time when the market value of the security approximates its par value.

Single State Risk. Each CMA State Fund ordinarily will invest at least 80% of its assets in securities the income from which (and/or in the case of property taxes, the value of which) is exempt from both Federal income tax and State taxes and the value of which is exempt from applicable property taxes or will invest so that at least 80% of the income it distributes will be exempt from both Federal income tax and income tax of its respective state. Because each CMA State Fund invests primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each CMA State Fund’s portfolio will be comprised primarily of short-term, high quality securities, each CMA State Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A CMA State Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each CMA State Fund may be subject to greater risk as compared to mutual funds that do not follow this practice.

Taxable Money Market Securities. The CMA State Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which CMA State Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which CMA State Funds invest are essentially the same as those described above with respect to Municipal Securities. CMA State Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

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Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short-term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. The CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt each has been advised by counsel that it should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither CMA Tax-Exempt nor WCMA Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Repurchase Agreements. The CMA State Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a CMA State Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, such CMA State Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such CMA State Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the

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security. In such event, such CMA State Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

From time to time, CMA State Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Repurchase Agreements; Purchase and Sale Contracts. Certain Funds may invest in repurchase agreements or purchase and sale contracts involving the money market securities in which they may invest. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

Such agreements usually cover short periods, such as under a week. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, a Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In certain circumstances, repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements that involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, a Fund will maintain a segregated custodial account containing U.S. Government or other appropriate liquid securities that have a value equal to the repurchase price. A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event a Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Securities Lending. Certain Funds may lend securities from their portfolios with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for

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settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to retain an affiliate of the Fund as lending agent and to permit Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates to be a borrower of securities from the Fund. See “Portfolio Transactions.”

When Issued Securities and Delayed Delivery Transactions. Certain Funds may purchase or sell securities in which it is entitled to invest on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund, except each of the CMA Tax-Exempt Funds and WCMA Tax-Exempt, has established any limit on the percentage of its assets that may be committed in connection with these transactions. The CMA Tax-Exempt Funds and WCMA Tax-Exempt will not enter into new when issued transactions if at the time of the commitment more than 40% of their net assets would be committed to such transactions. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. Each Fund must comply with certain requirements. Under these requirements, a Fund must limit its investments so that at the close of each quarter of the taxable year generally (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and it will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the CMA State Funds (and CMA Tax-Exempt and WCMA Tax-Exempt) generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These limitations may be changed by the Board of Trustees of CMA State Funds (and CMA Tax-Exempt and WCMA Tax-Exempt) to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the CMA State Funds elects to be classified as “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

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MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “— Share Ownership” and “— Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management and Advisory Arrangements

Management Services and Management Fee. Subject to the supervision of the Board of each Fund, the Manager of each Fund provides that Fund with investment advisory services. Each Feeder Fund invests all of its assets in shares of a Master Portfolio. Accordingly, Feeder Funds do not invest directly in portfolio securities and do not require management services. For Funds organized in a master-feeder structure, therefore, all portfolio management occurs at the Master Portfolio level.

Each Fund has entered into a Management Agreement with the Manager. For information regarding fees paid by your Fund to the Manager for the Fund’s last three fiscal years, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

Payment of Fund Expenses. Each Fund pays, or causes to be paid, all other expenses incurred in its operation except to the extent paid by FAM Distributors, Inc. or Merrill Lynch as distributor (each, a “Distributor”). (See “Distribution Expenses” below). Expenses borne by a Fund include, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal and state securities laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculations of net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Organization of the Manager. Fund Asset Management and Merrill Lynch Investment Managers each is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch, and Princeton Services, Inc. (“Princeton Services”). ML & Co. and Princeton Services are “controlling persons” of FAM and MLIM as defined under the Investment Company Act because of their ownership of FAM and MLIM’s voting securities or their power to exercise a controlling influence over FAM and MLIM’s management or policies.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement will continue in effect from year to year if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into a separate administration agreement (each, an “Administration Agreement”) with an administrator (in such capacity, the

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“Administrator”). For its services to each Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s Prospectus.

Each Administration Agreement obligates the Administrator to provide certain administrative services to a Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of a Fund who are affiliated persons of the Administrator or any of its affiliates. A Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of redemption of Fund shares, Commission fees, expenses of registering Fund shares under federal, state or foreign securities laws, fees and actual out-of-pocket expenses of non-interested Trustees, if any, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Funds. The Distributor will pay certain of the expenses of a Fund incurred in connection with the continuous offering of their shares. Certain expenses will be financed by a Fund pursuant to a distribution plan in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares” and “Redemption of Shares” in Part II of the Funds’ Statement of Additional Information.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (each, a “Transfer Agency Agreement”). Pursuant to each Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Ready Assets Trust, U.S.A. Government Reserves and U.S. Treasury Money each pay a fee of $15.00 per account. The CMA Funds and WCMA Funds each pay a fee of $10.00 per account. Retirement Reserves pays a fee of $6.50 per account for the first one million accounts and $6.00 per account for each account thereafter. Each Fund reimburses the Transfer Agent’s out-of-pocket expenses. Additionally, with respect to each Fund, a $0.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. See Part I, Section IV “Management and Advisory Arrangements - Transfer Agency Fees” of each Fund’s Statement of Additional Information for the transfer agent fees paid by your Fund for the periods indicated. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to each

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Fund and was reimbursed by each Fund at its cost in connection with such services. The Manager or the Administrator continues to provide certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund to State Street and the Manager or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). See the cover page to Part I of each Fund’s Statement of Additional Information for the identity of your Fund’s Distributor. Each Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are identified on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Code of Ethics

The Board of each Fund has approved a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that covers the Fund, the Manager, the Administrator, if any, and FAM Distributors, Inc. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Potential Conflicts of Interest

Activities of the Manager, Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their Affiliates (collectively, “Merrill Lynch”) and Other Accounts Managed by Merrill Lynch. Merrill Lynch is a worldwide, full service investment banking, broker-dealer, asset management and financial services organization. As a result, Merrill Lynch (including, for these purposes, its Directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, is engaged in businesses and has interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Manager and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an

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adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Manager and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Merrill Lynch and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which Merrill Lynch and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of Merrill Lynch and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Manager may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Manager will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing the Fund.

In addition, certain principals and certain employees of the Manager are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the Commission, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to

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take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund in order to increase the assets of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. Merrill Lynch reserves the right to redeem at any time some or all of the shares of the Fund acquired for its own account. A large redemption of shares of the Fund by Merrill Lynch could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. Merrill Lynch will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In making investment decisions for the Fund, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Manager, its affiliates and their Directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by Directors, officers and employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Manager each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Directors, or investment advisers. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

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PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributor or Merrill Lynch. Certain of these services are not available to investors who place purchase orders for Ready Assets Trust through the Merrill Lynch BlueprintSM Program.

The types of shareholder service programs offered to Ready Assets Trust shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than CMA Program (or other Merrill Lynch central asset account program) Subscribers, WCMA Program Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. The minimum initial purchase under Blueprint is $500 (or $50 if the shareholder elects to participate in the automatic investment of sale proceeds option on the Blueprint application form) and the minimum subsequent purchase is $50. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) will not be charged the applicable program fee, and will not receive any of the services available to program subscribers, such as the Visa® card/check account or automatic investment of free cash balances.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a CMA Fund directly through the Transfer Agent in the manner described above under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the CMA Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the Visa® card/check account or automatic investment of free cash balances.

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Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Transfer Agent.

Payment by Wire. If you maintain an account directly with the Transfer Agent, you may invest in a Fund through wire transmittal of Federal Funds to the Transfer Agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to First Union National Bank of Florida. You should give your financial institution the following wiring instructions: ABA #063000021, DDA #2112600061186, Financial Data Services, Inc. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Merrill Lynch BlueprintSM Program. Shares of Ready Assets Trust are offered to participants in the Merrill Lynch BlueprintSM Program (“Blueprint”). The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase shares of Ready Assets Trust through Blueprint will acquire Ready Assets Trust shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, shares of Ready Assets Trust are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their shares through Blueprint. Services, including the exchange privilege, available to investors through Blueprint, however, may differ from those available to other investors in Ready Assets Trust shares.

Shares of Ready Assets Trust are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the “IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

Orders for purchases and redemptions of shares of Ready Assets Trust may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50

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minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

Purchases of Shares of U.S.A. Government Reserves Through Merrill Lynch Plans

Shares of U.S.A. Government Reserves are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund.

Cash balances of participants who elect to have funds automatically invested in the Fund will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Reserves you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Program Subscribers

Merrill Lynch Programs. Shares of the CMA Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. If you participate in the CMA Program, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below.

The CMA service has different sweep features and annual participation fees than a WCMA account.

You may also elect to have free cash balances invested in individual money market deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Banking Advantage Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

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If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each CMA Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the CMA Fund’s shareholders to issue additional shares. If sales of shares of the CMA Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of CMA State Funds (if available) as the Money Account and vice versa. You may alternatively designate the Insured Savings Account or an account at the Merrill Lynch Banking Advantage Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases (CMA Tax-Exempt and CMA State Funds): Free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All CMA Funds except for CMA Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into CMA Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Banking Advantage Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in CMA Money, CMA Government Securities and CMA Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of CMA Tax-Exempt Funds.

Manual Purchases (All CMA Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more at any time in shares of a CMA Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service (or other Merrill Lynch central asset account program) for any reason.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement.

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Working Capital ManagementSM Account. Merrill Lynch, in conjunction with another subsidiary of ML & Co., offers a modified version of the CMA service designed for corporations and other businesses. This account, the Working Capital ManagementSM Account (“WCMA”) financial service (“WCMA service”), provides participants with the features of a regular CMA account plus optional lines of credit. The WCMA service has different sweep features and annual participation fees than a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Certain participants in the WCMA service are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated CMA Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares - Redemption of Shares by CMA Program Subscribers - Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain CMA Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting a your Financial Advisor.

Purchase of Shares of WCMA Funds by WCMA Program Subscribers

Eligibility. Shares of the WCMA Funds are offered to certain subscribers in the WCMA service. WCMA service subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A WCMA subscriber also may elect to have available cash balances deposited in certain other money market funds or individual money market accounts pursuant to the Insured SavingsSM Account.

The WCMA service has different sweep features and annual participation fees than a CMA account.

Purchases of shares of a WCMA Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

WCMA Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of WCMA Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account. A WCMA Tax-Exempt Fund shareholder may alternatively designate the Insured Savings Account as its Primary Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts.

Subscribers in the WCMA service have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Advisor. At that time, a subscriber may

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instruct its Financial Advisor to redeem shares of a WCMA Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the WCMA service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service may make manual investments of $1,000 or more at any time in shares of a WCMA Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, WCMA service subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the WCMA service for any reason.

All purchases of the WCMA Funds’ shares and dividend reinvestments will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

WCMA Multiple Class Structure. Each WCMA Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Your Account — WCMA Multiple Class Structure” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each WCMA Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a WCMA Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the account maintenance fees (also known as service fees) and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Your Account — WCMA Multiple Class Structure” in the Prospectus. The distribution fees and account maintenance fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the WCMA Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a WCMA Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — WCMA Multiple Class Structure” in the Prospectus.

WCMA Subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the WCMA Funds. Class 4 shares bear the lowest account maintenance and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest account maintenance and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

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Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by payments by the trustee or sponsor of such plan directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) the education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSA) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999 certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: Cash balances arising from the sale of securities held in the Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from

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dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed to participants in Plans (rounded to the nearest share) in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities which the participant has selected for investment in his account.

Participants in Plans in association with Blueprint receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares. In addition, these participants receive an individual confirmation with respect to each purchase and redemption of Fund shares other than purchases that are made automatically through payroll deductions. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Distribution Plans

Each Fund has adopted a shareholder servicing plan and/or a distribution plan (with respect to Class II shares, in the case of Retirement Reserves) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the WCMA Funds is authorized to pay the Distributor a fee at the annual rate of 0.125% of the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee of 0.20% of its average daily net assets attributable to Class II shares. The Distribution Plan for each class of shares of the WCMA Funds provides that the Funds pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of a WCMA Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The account maintenance fee is not compensation for the administrative and operational services rendered to shareholders by Merrill Lynch that are covered by the Administration Agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that shareholders of every class may vote upon any material changes to expenses charged under a Distribution Plan of that Fund). The fee paid by each Fund other than Retirement Reserves and the WCMA Funds compensates the Distributor for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among Merrill Lynch Financial Advisors and other Merrill Lynch affiliates. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The WCMA Distribution Plans for each of the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of a Fund attributable to the shares of the relevant class, accrued daily and paid monthly, as follows:

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WCMA Funds Distribution Fee Annual Rate

Class 1 shares	0.750%
Class 2 shares	0.430%
Class 3 shares	0.125%
Class 4 shares	0.125%

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the account maintenance and/or distribution expenditures paid to the Distributor. With respect to each Fund other than Retirement Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution-related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution-related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly. Distribution-related expenses consist of Financial Advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part 1, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Conduct Rules of NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of Shares in the case of the WCMA Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (1) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

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In the case of the WCMA Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a WCMA Fund will not make further payments of the distribution fee with respect to its shares; however, a WCMA Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

REDEMPTION OF SHARES

Each Fund is required to redeem for cash all shares of the Fund. The redemption price is the net asset value per share next determined after receipt of proper notice of redemption as described in accordance with one of the procedures set forth below. If notice is received by the Transfer Agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the CMA Funds and the WCMA Funds

A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

The right to redeem shares may be suspended for a period of up to seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable; or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

Set forth below is information as to the methods of redemption of shares of all Funds except the CMA Funds. All five methods apply to each Fund other than Retirement Reserves. The methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Transfer Agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Transfer Agent upon request.

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You will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Transfer Agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Transfer Agent toll-free at (800) 221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Redemption of Ready Assets Trust shares held in connection with Blueprint may be made only through Merrill Lynch. Such a redemption may be made by writing directly to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The Merrill Lynch BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. If your shares are held through Blueprint, you may also redeem shares by calling Merrill Lynch toll-free at (800) 637-3766. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Transfer Agent to the dealer.

Regular Redemption. If you hold shares with the Transfer Agent you may redeem by writing to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or

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administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Transfer Agent of a proper redemption request.

You may also redeem shares held with the Transfer Agent by calling 800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the accounts has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves may redeem shares by writing directly to Merrill Lynch. Participants in plans associated with Blueprint should contact Merrill Lynch at the toll-free number furnished to them. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves should not send redemption requests to the Fund or to its Transfer Agent. If you inadvertently send the redemption request to the Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund.

Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

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U.S.A. Government Reserves has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the WCMA service participant has selected for investment in his or her Custodial Plan account.

CMA Funds - Redemption of Shares by CMA Service Subscribers

CMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service, WCMA service (or other Merrill Lynch central asset account program) created by securities transaction activity within the account or to satisfy debit balances created by Visa® card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Investor CreditLineSM service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each CMA Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

CMA Funds - Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a CMA Fund in a Merrill Lynch securities account, you may redeem shares of a CMA Fund directly by writing to Merrill Lynch, which will submit your request to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If you inadvertently send the request to a Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by Investors other than CMA service Subscribers — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to program subscribers in the monthly transaction statement.

WCMA Funds - Redemption of Shares by WCMA Service Subscribers

WCMA Funds-Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated WCMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be

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made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Investor CreditLineSM service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the WCMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the WCMA Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to WCMA service subscribers. The redemption of shares of the WCMA Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the WCMA service account agreement and program description.

From time to time, Merrill Lynch also may offer the WCMA Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the program description that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

WCMA Funds-Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the WCMA Fund or its Transfer Agent. If inadvertently sent to the WCMA Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of WCMA Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

CMA Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers , may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or

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Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service are able to invest funds in one or more of the CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

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SHAREHOLDER SERVICES

Shareholder Services for All Funds other than CMA Funds, WCMA Funds and Retirement Reserves

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors and certain services are not available if you place orders for Fund shares through Blueprint. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor or Merrill Lynch.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”), you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Transfer Agent. You may ascertain the number of shares in your Investment Account by calling the Transfer Agent toll-free at 800-221-7210. The Transfer Agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Transfer Agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND.

Automatic Investment Plan

If you maintain an account directly with the Transfer Agent, each Fund offers an Automatic Investment Plan whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

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Accrued Monthly Payout Plan

The dividends of each Fund are reinvested automatically in additional shares. If you maintain an account at the Transfer Agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Systematic Withdrawal Plan

If you maintain an account with the Transfer Agent, you may elect to make systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund having a value, based on cost or the current offering price of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you. You may specify either a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer Agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, your original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which you have elected to make systematic withdrawals.

If your account is not maintained directly with the Transfer Agent, you should contact your Financial Advisor. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Merrill Lynch investment account. If you wish to receive a redemption by check, you should contact your Financial Advisor.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”), and ESAs and Qualified Tuition Program Accounts (together, “education accounts”) are available from Merrill Lynch. Under these plans, investments may be made in a Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available upon request from Merrill Lynch.

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Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the account and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participating in any retirement or education account should review specific tax laws relating to the particular type of account and consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined once daily, immediately after the daily declaration of dividends on each business day during which the NYSE or New York banks are open for business. For all Funds other than the CMA Funds and WCMA Funds, the determination is made as of the close of business on the NYSE (generally 4:00 p.m., Eastern time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., Eastern time, based on prices available at such time. In the case of the CMA Funds and WCMA Funds, the determination is made at 12:00 noon, Eastern time. The net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value of each Fund (other than the CMA Tax-Exempt Funds and WCMA Tax-Exempt) is determined under the “penny rounding” method by adding the value of all securities and other assets in a Fund’s portfolio, deducting the Fund’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. Each Fund (other than the CMA Tax-Exempt Funds and WCMA Tax-Exempt) values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by a Fund are valued at their fair value as determined in good faith by or under the direction of the Board.

Each CMA Tax-Exempt Fund and WCMA Tax-Exempt values its securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

In accordance with the Commission rule applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (25 months). Each Fund will invest only in securities determined to be high quality with minimal credit risks.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, a Fund’s net asset value as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an amortized cost basis will be reported to the Trustees by the Manager. In the event the Trustees of a Fund determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including (i) reducing the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund’s capital; (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (iii) withholding dividends; or (iv) establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in a Fund.

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Since the net income of a Fund (including realized gains and losses on portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of a Fund is determined, the net asset value per share of a Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Dividends and Taxes.”

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the CMA Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment

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philosophy, strategy or investment techniques, comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm, and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Commission has issued an exemptive order permitting each Fund to conduct principal transactions with Merrill Lynch Government Securities, Inc. (“GSI”) in U.S. Government and U.S. Government agency securities, with Merrill Lynch Money Markets, Inc., a subsidiary of GSI (“MMI”) in certificates of deposit and other short-term money market instruments and commercial paper, and with Merrill Lynch in fixed income securities, including medium-term notes, and municipal securities with remaining maturities of one year or less. This order contains a number of conditions, including conditions designed to ensure that the price to each Fund from GSI, MMI or Merrill Lynch is equal to or better than that available from other sources. GSI, MMI and Merrill Lynch have informed each Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI, MMI or Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

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The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities, including GSI, MMI and Merrill Lynch. For example, dealer spreads received by GSI, MMI or Merrill Lynch on transactions conducted pursuant to the exemptive order described above could be offset against the management fee payable by each Fund to the Manager. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or its affiliates when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends are reinvested monthly, in the case of each Fund other than CMA Funds and WCMA Funds, and reinvested daily, in the case of the CMA Funds and WCMA Funds, in additional Fund shares at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase on the payable date. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. Shareholders of all the Funds other than CMA Funds and WCMA Funds who liquidate their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. For shareholders of CMA Funds and WCMA Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which is distributed to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the

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same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from a CMA Tax-Exempt Fund or from WCMA Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each series of a Fund that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a Fund do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund, intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”) are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Recently enacted legislation reduces the tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these new rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute “qualified dividend income”. Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rates.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend which constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax

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purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of a Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the CMA Tax-Exempt Funds and WCMA Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Backup withholding may also be required on distributions paid by WCMA Tax-Exempt or a CMA Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the U.S. withholding tax.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

CMA Tax-Exempt Funds, WCMA Tax-Exempt and Their Shareholders

The CMA Tax-Exempt Funds and WCMA Tax-Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year.

To the extent that the dividends distributed to any of the CMA Tax-Exempt Fund or WCMA Tax Exempt’s shareholders are derived from interest income excludable from gross income for Federal income tax purposes under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be

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excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the CMA Tax-Exempt Funds or WCMA Tax-Exempt.

All or a portion of the CMA Tax-Exempt Funds’ and WCMA Tax-Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. WCMA Tax-Exempt and the CMA Tax-Exempt Funds will purchase such private activity bonds and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by WCMA Tax-Exempt and the CMA Tax-Exempt Funds will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

CMA State Funds - State Taxes

Dividends paid by each CMA State Fund are subject to the tax laws of the specific state in which a fund invests. For a summary discussion of these state tax laws please see “State Fund Tax Summaries” in Part I of each CMA State Fund’s Statement of Additional Information.

The Appendices to each CMA State Fund’s Statement of Additional Information contain a general and abbreviated summary of the state tax laws for each CMA State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each CMA State Fund should consult their tax advisers about other state and local tax consequences of their investment in such CMA State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including WCMA Tax-Exempt or any of the CMA Tax-Exempt Funds) during the taxable year.

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Retirement Accounts.

Investment in certain funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders as set forth above is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether or not such earnings are classified as ordinary income or capital gain dividends). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA-IRA distributions, 25%) excise tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 1/2, unless one of the exceptions discussed below applies.

Depending on the type of retirement plan, the exceptions to the 10% (or 25%) penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includible in income if such distribution is made more than five years after the first tax year of contribution and the account holder is either age 59 1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which such transaction causing disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on such first day of the taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account. All shareholders would be taxed on the ordinary income and capital gain dividends paid by the Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the 10% (or 25%) excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by the Fund unless a reduced rate of withholding is provided under applicable treaty law.

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received

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with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as previously set forth is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account (prior to December 31, 2010) or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a 10% Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the 10% Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting education accounts are scheduled to expire after December 31, 2010. Unless such provisions are extended, the tax treatment of education accounts and their investors will be significantly altered.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be currently taxed on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the 10% Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Funds and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s Board of Trustees has delegated to the Manager authority to vote all proxies relating to the Fund’s portfolio securities. The Manager has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including the Funds, and not the interests of the

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Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager’s interest and those of the Manager’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Manager’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Manager’s Legal department appointed by the Manager’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Manager’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an “Affiliate”), or a money management or other client of the Manager (each, a “Client”) is involved. The Proxy Voting Procedures and the Manager’s adherence to those procedures are

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designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager’s normal voting guidelines or, on matters where the Manager’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Manager’s fiduciary duties.

In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Manager has adopted specific voting guidelines with respect to the following proxy issues:
•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the extent the Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation

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practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.
•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how a Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.mutualfunds.ml.com and (2) on the Commission’s web site at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the WCMA Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust.

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new

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advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the CMA Funds. Shares issued are fully-paid and non-assessable by each Fund.

The Declaration of Trust establishing each Fund, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

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Appendix A

DESCRIPTION OF DEBT RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F 1 to indicate issues regarded as having the strongest capacity for timely payment. The rating F 2 indicates a satisfaction capacity for timely payment. The rating F 3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+“ designation. SP-2,

A-1

the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support’ or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

A-2

APPENDIX B ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.
Over the past several decades, the State’s economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980’s and early 1990’s, the State’s efforts to diversify its economy have enabled it to achieve and sustain steady growth rates in recent years. Specifically, Arizona experienced 40% growth from 1990 to 2000. While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past three decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State’s growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980’s and early 1990’s. Although the construction sector has experienced a moderate slowing since 1999, it is predicted to continue expanding. Overall, the State’s economy is beginning to recover from the general economic slowdown of 2001 and 2002 and is predicted to continue growing, although at a more sustainable rate than that of the 1990s, in 2004.

Arizona’s strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climatic conditions experienced from time to time in other parts of the country, have encouraged many people to move to the State. According to the 2000 Census, during the decade of the 1990s, the State’s population increased 30% to 5.1 million; the Census Bureau estimated the State’s population at 5.6 million as of July 1, 2003. Arizona is the second fastest growing state in the nation, with a projected population of 6.145 million by 2010. Between 1990 and 2000, Maricopa County, the State’s most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and an estimated population of 3.4 million as of July 1, 2003, a 60% increase from 1990, making Maricopa County the 4th most populous county in the United States.

Arizona’s favorable job climate contributed to the State’s popularity in the 1990s. For the period from 1993 to 1998, Arizona had the nation’s second highest job growth rate, up 33% to more than two million jobs. From 1990 to 1999, the State added more than 592,300 private sector jobs. Though the rate slowed moderately in 1999, Arizona’s job growth still ranked second in the nation. Job growth was 4.3% in 2000, 1.0% in 2001 and level in 2002. Growth in non-farm jobs is expected to accelerate from 1.7% in 2003 to 3.4% in 2004. Unemployment declined from an average of 5.5% in 1996 to 3.9% in 2000. Current forecasts predict unemployment will decline from a high of 6.2% in 2002 to 5.0% in 2003 and 5.2% in 2004.

The State’s economic growth during the 1990s enabled Arizona’s residents to realize substantial gains in personal income. The State’s per capita personal income generally varies between 5% and 15% below the national average due to chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, the State’s per capita personal income grew by 4.8% in 2001, 4.0% in 2002 and 2.6% in 2003. Per capita personal income is predicted to increase by 4.1% and 3.9% in 2004 and 2005. The gains in per capita personal income during this period led to relatively steady growth in retail sales. Average retail sales grew 7.8% in 2000, then declined 1.3% in 2001 and 2002, recovering with 6.7% growth in 2003 and a predicted 6.8% growth in 2004 and 2005.

After improving substantially in recent years, the State government faced substantial budget deficits for fiscal years 2002, 2003 and 2004. The Governor signed into law the fiscal year 2004 budget on June 17, 2003. The Arizona Legislature and the Governor balanced the 2004 budget by postponing certain class-action payments and through other means, leaving a potential shortfall of up to $380 million with respect to the 2005 budget. The improving economy, federal funding, and reliance on lease-to-own financing of school facilities construction also contributed to the Legislature’s ability to balance the fiscal year 2004 budget. On July 15, 2003, certain members of the Arizona Legislature sued the Governor and various State agencies, contending that the Governor had unconstitutionally used a line item veto on various provisions in the fiscal year 2004 operating budget bills. In December 2003, the court ruled that the legislators lacked standing to challenge the governor’s vetoes.
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An amendment to the State’s Constitution requires a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase. This amendment, together with a heavy reliance on sales tax receipts, constrains the State’s ability to raise additional revenues in current economic conditions, and the balance of the State’s surplus revenues in a rainy-day fund created to protect against such an eventuality has been depleted.

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities in the State’s public schools. After several efforts, the State Legislature, in 1998, adopted legislation which established a State School Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, originally intended to be capitalized by annual State appropriations. In addition, the voters of the State, at the November 7, 2000 general election, approved a proposal to impose a 6/10 of 1% statewide sales tax to augment the School Facilities Fund. Collections from this tax, however, have been significantly less than predicted. For fiscal year 2004, the Legislature disregarded School Facilities Board requests for fund transfers, and instead made no transfers in the budget for school construction. The State’s fiscal year 2005 operating budget authorizes up to $250 million in lease-to-own financing of school facilities construction. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district that exceed the State’s established minimum standards. This legislation does not effect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for nearly 60% of the State’s population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State’s largest city and the fifth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, substantial pools of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States.

Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved an average annual employment growth rate of 4.5% or more each year from 1995 through 2000. Metropolitan Phoenix is expected to see positive employment growth in all sectors in 2004.

In addition, several large, publicly traded companies, such as the Dial Corporation (Henkel Group), Phelps Dodge, Swift, Viad and Petsmart, have their national headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. In May of 2002, the International Genomics Consortium selected Phoenix as the site for its new headquarters. Also, a variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Raytheon Missile Systems Co. (formerly known as Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson several years ago), and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. In addition, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the county. Pima County traditionally experiences more modest annual job growth, averaging 2.0%-2.5%.
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APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California’s economy slipped into a recession in early 2001, which was concentrated in the State’s high-tech sector and geographically, in the San Francisco Bay Area. The economy has since stabilized with 45,600 jobs gained between January 2002 and April 2004 compared with 295,400 lost jobs between March 2001 and January 2002.

The State projects nonfarm employment in calendar year 2004 to be approximately 14,400 jobs, an increase of approximately 2,400 jobs since 1993. The State forecasted that the unemployment rate — a lagging indicator — would remain a constant 6.7 percent average in 2003 as was in 2002.

California’s July 1, 2003 population of over 35 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 2000 census 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the five-county Los Angeles area accounted for 49 percent of the State’s population with over 17.0 million residents and the 10-county San Francisco Bay Area represented 20 percent of the State’s population with a population of over 7.0 million.

Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand continued to encourage further gains in new residential construction in 2003. The State forecasted approximately 195,500 new units to be authorized by homebuilding permits in 2003, up from 167,800 in 2002.

In recent years, the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market related income tax revenues, such as capital gains realizations and employee stock option income. The State estimates that stock market related revenue declined from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and to $5.2 billion in 2002-03, a total 70 percent decline. Total personal income tax revenue declined from $44.6 billion to $32.7 billion in the same period. The State’s economy continued to grow slowly through the end of 2003 but the State projects the economy to grow moderately for the remainder of 2004.

Prior Fiscal Years’ Financial Results

2002-2003 Fiscal Year Budget. The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new

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proposals for current year program reductions. In the spring of 2003, the Legislature passed budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding.

2003-2004 Fiscal Year Budget. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues (as projected by the LAO’s office in August of 2003), reflecting a correspondingly moderate growth in the State’s economy believed to be reasonable by the State Department of Finance. The projection also incorporated approximately $2 billion of proceeds from the tobacco settlement bonds and $680 million of additional revenue resulting from renegotiating compact agreements between Indian tribes and the State.

The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the fiscal recovery bonds (which were replaced by the issuance of economic recovery bonds).

General Fund expenditures were estimated to drop 9 percent from $78.1 billion in 2002-03 to $71.1 billion in 2003-04. Most of this decline was explained by four factors:

(1) the suspension of vehicle license fee “backfill” payments to local governments, which was estimated to result in $4.2 billion of savings in 2003-04. However, on November 17, 2003, by executive order, Governor Schwarzenegger rescinded the vehicle license fee increase retroactive to October 1, and the Controller resumed making “backfill” payments to local governments and began issuing refunds to taxpayers.

(2) approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in 2003-04 of which approximately $694 million was to be used to offset Medi-Cal costs in 2003-04, and the remainder was to be used to cover other critical State program spending. These new federal funds are not expected to be available in 2004-05 and beyond;

(3) the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State’s quarterly contributions to CalPERS for 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. Delays caused by litigation contesting the issuance of such bonds have made it certain that such bonds will not be issued in fiscal year 2003-04; and

(4) a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million).

In the LAO’s Budget Analysis, dated August 1, 2003, the LAO concluded that, absent the above-described factors, underlying spending for 2002-03 and 2003-04 would have been roughly equal. Moreover, the LAO concluded that “the 2003-04 spending level is considerably less than what would be required to maintain “baseline spending” for the [2003-04 fiscal] year.” The LAO defines “baseline spending” to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

Election of New Governor. At a special election held on October 7, 2003, the Governor of the State of California, Gray Davis, was recalled and was replaced as Governor by Arnold Schwarzenegger. Governor Schwarzenegger took office on November 17, 2003. The Governor is in the process of assembling his staff and evaluating the State’s financial condition. As a result of his evaluation, he may propose mid-year legislation or take further executive actions which could affect the State’s receipts, disbursements and proposed borrowings during the current fiscal year.

Compared to the 2003 Budget Act, the 2004-05 Governor’s Budget’s projection for 2003-04 was $1.274 billion of additional revenues, $3.879 billion of additional expenditures and $205 million additional prior year adjustments. After accounting for a $473 million reduction in other reserves, the June 30, 2004 General Fund reserve was projected to be $290 million, down approximately $1.9 billion from the 2003 Budget Act.
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The 2004-05 Governor’s Budget assumed the implementation of mid-year spending reductions described below, as well as voter approval in the March 2, 2004 statewide primary election of the California Economic Recovery Bond Act (Proposition 57) and the Balanced Budget Amendment (Proposition 58). Both measures were approved by the voters. In connection with the issuance of the first two series of economic recovery bonds, the Department of Finance certified that the State had an accumulated budget deficit of more than $22 billion, consisting of a $9.3 billion accumulated deficit through 2002-03, a $3.0 billion operating deficit in 2003-04, and $9.8 billion of obligations to be repaid in fiscal years 2004-05 and thereafter for prior obligations. At the time of the 2004-05 Governor’s Budget, the State expected to sell a sufficient amount of economic recovery bonds to provide net proceeds to the General Fund in 2003-04 of $12.254 billion. The May Revision has revised this estimate to $11.254 billion.

On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor’s Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a $1.597 billion increase to the June 30, 2004 reserve compared to the 2004-05 Governor’s Budget. This increase is due to the combination of (1) a $2.229 billion increase in prior year adjustments, primarily due to revenue increases from the Voluntary Compliance Initiative ($1.225 billion), proper accrual of unbilled audit tax proceeds ($1.0 billion) and tax amnesty ($185 million) offset by revenue losses due to the adverse court decisions relating to corporate tax matters ($465 million), (2) $36 million decrease in other revenues and (3) $596 million increase in expenditures, primarily due to increased expenditures in the health and human services and corrections areas for enrollment, caseload and population increases ($283 million) and increased Proposition 98 expenditures ($257 million).

Current State Budget

The 2004-05 Governor’s Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor’s Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor’s Budget projections. The increase in the reserve is the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both 2003-04 and 2004-05), a $1.0 billion reduction in the sale of economic recovery bonds, and a $1.112 billion increase in expenditures (over both 2003-04 and 2004-05).

The 2004-05 Governor’s Budget (as updated by the May Revision) contained the following major components:

1. Resetting Proposition 98 Minimum Funding Guarantee — The level of Proposition 98 appropriations was proposed to be reset at a level approximately $2 billion less than would otherwise be required for 2004-05. This proposal requires a two-thirds vote of the Legislature.

2. Higher Education — Proposed fee increases of 14 percent for undergraduate and 40 percent for graduate students at the University of California and the California State University, of which 20-33 percent would be set aside for financial aid. In fiscal year 2003-04, such fees were increased 30 percent. The proposed budget also reflects 44% increases in per unit costs for community college undergraduates and 92% increase in per unit costs for degree holders.

3. Health and Human Services — The Administration proposed major reform of the Medi-Cal program. Key components included realigning eligibility standards, requiring copayments, implementing a tiered benefit structure, and conforming basic optional benefits to those offered under private plans. The Administration also proposed to increase work incentives under the CalWORKs program as well as reductions to the services and assistance payments provided under that program.

4. Pension Reform — The Administration proposed to increase existing State employees’ retirement contributions by one percent, pursue legislation to repeal retirement benefit enhancements implemented in 1999 for new State employees, and issue pension obligation bonds to cover a portion of the pension contributions in 2004-05 and 2005-06.
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5. California Performance Review — The Administration revealed its plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform.

6. Substantially Reduced External Borrowings — The Administration proposed to issue $929 million pension obligation bonds to pay a portion of the pension obligations in 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds deposited in the Deficit Recovery Fund would be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and the projected $9.2 billion of economic recovery proceeds (representing approximately $11.3 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

7. Tax Relief — Elimination of the VLF offset program beginning in 2004-05. See “Local Governments.”

The May Revision reflected the following major items and changes from fiscal year 2003-04:

1. $4.0 billion increase in major revenues due to the improved economic forecast;

2. $577 million of transfers to the General Fund, resulting from the issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

3. $500 million additional revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities;

4. $125 million additional revenues from proposed fees on Medi-Cal managed care plans (reduced in the May Revision from $300 million in the 2004-05 Governor’s Budget);

5. $60 million decrease for transportation transfers (one-time transfer in 2003-04 reduced in the May Revision from $855 million in the 2004-05 Governor’s Budget);

6. $2.3 billion decrease for tobacco bonds (one-time in 2003-04);

7. $756 million decrease for one-time transfers and loans in 2003-04.

The May Revision projected General Fund expenditures for 2004-05 of $77.6 billion, essentially the same as the revised estimates for 2003-04. This reflected a total of $10.9 billion of General Fund expenditure solutions (excluding $2.0 billion of payment offsets from economic recovery bond proceeds), spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court orders, and to provide for cost of living adjustments and growth in enrollment, caseload, and population. These expenditure solutions, included, among others, the following major items and changes from fiscal year 2003-04:

1. $2.040 billion for the proposal to rebase the Proposition 98 guarantee;

2. $1.136 billion for debt service savings reflecting the anticipated lower cost of economic recovery bonds compared with debt service on fiscal recovery bonds;

3. $1.206 billion for the proposed suspension of the Transportation Investment Fund transfer;

4. $464 million of additional savings from anticipated collective bargaining agreements which are dependent upon successful negotiation with the collective bargaining units;

5. $450 million of savings from the proposal (which would require legislative approval) to use deposits from punitive damages awards to offset General Fund costs in 2004-05;

6. $352 million from the proposed issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

7. $350 million for additional federal funds anticipated to be received in 2004-05;

8. No Medi-Cal provider rate reductions (revised downward from $462 million in the 2004-05 Governor’s Budget);
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9. $1.624 billion for various spending reductions in social services programs;

10. $216 million for spending reductions that would result from changes in the correctional system (outside of employee compensation costs revised downward from $400 million by the May Revision);

11. $150 million for additional savings pursuant to Control Section 4.10 (which gives the Department of Finance authority to reduce appropriations in certain circumstances) of the 2003 Budget Act;

12. $678 million for various spending reductions in higher education;

13. $1.3 billion for the proposed State-Local agreement. See “Local Governments.”

Governor Arnold Schwarzeneggar and legislative leaders in California ended a nearly monthlong budget impasse late on July 26, 2004. The proposed budget still must be approved by both houses of the Legislature.

Continuing “Structural Deficit”

In its May 17, 2004 “Overview of the 2004-05 May Revision,” the Legislative Analyst’s Office (LAO) projects that the May Revision as proposed would balance in 2004-05 and end the fiscal year with a modest reserve of $870 million. The LAO also stated that a $6 billion operating shortfall would re-emerge in 2005-06. Although this shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 authorization, the State budget would still be modestly out of balance. The LAO further stated that following 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through 2008-09).

The Administration expects that any operating deficit in 2005-06 and thereafter would be lower than projected by the LAO for the following reasons:

1. Full savings that are expected from various budget reform proposals (such as Medi-Cal and corrections) are not known at this time.

2. The savings to be generated by the reorganization and other proposals being developed by the California Performance Review have not been reflected in the LAO’s projection.

3. The effect of the enacted workers’ compensation reform has not been factored into the LAO’s projection.

The Administration proposes to use additional one-time revenues resulting from the renegotiation of tribal gaming compacts toward repayment of transfers from transportation special funds, to the extent those revenues are realized.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.
Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
BBB	A3	BBB

Currently, the State’s rating outlook with certain rating agencies remains on rating watch - negative.

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
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Repayment of Energy Loans

The Department of Water Resources of the State (“DWR”) borrowed $6.1 billion from the General Fund of the State for DWR’s power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR’s power supply program costs during 2001 exceeded DWR’s revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR’s authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the “IOUs”) resumed responsibility for obtaining electricity for their customers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds will be secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by the Balanced Budget Amendment (“Proposition 58”), shall be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds will be secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The State has issued economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the current fiscal year. The State may issue the remainder of authorized economic recovery bonds in future fiscal years.

Local Governments

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution (“Proposition 13”), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004-05 Governor’s Budget proposed to increase transfers to school districts by $1.3 billion, with $135 million coming from community redevelopment agencies and the remainder from cities, counties, and other special districts.
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Instead of the 2004-05 Governor’s Budget proposal to increase transfers to schools, the Administration and representatives from local government have reached an understanding (which remains subject to approval by the Legislature) on a proposal to revise the State-local fiscal relationship. This proposal, as outlined in the May Revision, will reduce the VLF from 2 percent to 0.65 percent of the value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

Under the proposed agreement, for 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive would be reduced by $700 million. In future years, local governments would receive the full value of the VLF revenue that they would have received under current law. Also for these two fiscal years, the proposed agreement would require redevelopment agencies to shift $250 million in property tax revenue they would otherwise receive to schools, and special districts would shift $350 million to schools. As part of the proposed agreement, a constitutional amendment (which is currently being developed) would protect local governments’ property, sales, and vehicle license fee revenues in future years. An initiative measure that also seeks to protect revenues for local governments has already qualified for the November 2004 ballot.

In 2003-04, funding is provided for various programs, including the Citizens’ Option for Public Safety (“COPS”) program to support local front-line law enforcement ($100 million), county juvenile justice and crime prevention programs ($100 million), reimbursement of jail booking fees ($38.2 million), grants to county assessors to increase and enhance property tax assessment activities ($60 million), and open space subvention reimbursements to cities and counties ($39 million). The May Revision retains the 2004-05 Governor’s Budget proposal to continue funding at these levels for the COPS, county juvenile justice and crime prevention, and property tax assessment grants programs in 2004-05.

Vehicle License Fee. Vehicle license fees are assessed in the amount of two percent of a vehicle’s depreciated market value for the privilege of operating a vehicle on California’s public highways. A program to offset (or reduce) a portion of the vehicle license fees (“VLF”) paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the vehicle license fees paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in the current effective rate of 0.65 percent). This level of offset is expected to provide tax relief of $3.95 billion in fiscal year 2003-04. Beginning in 2004-05, the May Revision proposes that the VLF rate be permanently reduced to 0.65 percent and the General Fund offset program be eliminated.

In connection with the offset of the vehicle license fees, the Legislature authorized appropriations from the State General Fund to “backfill” the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully “backfill” the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, vehicle license fees paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments have resumed. Local governments received “backfill” payments totaling $3.80 billion in fiscal year 2002-03. “Backfill” payments totaling $2.65 billion are anticipated to be paid to local governments in fiscal year 2003-04. Chapter 231, Statutes of 2003, provides for the repayment in August 2006, of approximately $1.2 billion that was not received by locals during the time period between the suspension of the offsets and the implementation of higher fees.

In an unpublished decision issued in September 2003, the Court of Appeal (County of San Diego v. Commission on State Mandates et al., D039471; petition for review denied by the California Supreme Court, in December, 2003) ruled in favor of the County of San Diego on certain claims related to the medically indigent adult (MIA) program, and determined that the State owed the County of San Diego approximately $3.5 million for medical services rendered to MIAs during the two-year period (1991-1992). The decision also made the statutory depreciation schedule, which was enacted to fund a portion of the 1991 program realignment between the State and local governments that included MIA programs, inoperative as of March 1, 2004. The Department of Motor Vehicles (DMV) has adopted emergency regulations, which establish a replacement depreciation schedule at the
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prior level. DMV is also proceeding to have these regulations established permanently. If these regulations are established, there will be no change in vehicle license fee revenues available to counties. The Administration has also proposed to repeal the provisions which made the statutory depreciation schedule inoperative so that the depreciation schedule will be retained and State-local realignment will be fully funded.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State’s trial court system will receive approximately $1.8 billion and $1.7 billion in State resources in 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

Welfare System. The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the “full cash value” of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness and (as a result of a constitutional amendment approved by California voters on November 7, 2000) on bonded indebtedness for school facilities and equipment approved by 55 percent of the voters voting on the bond measure, subject to certain restrictions. “Full cash value” is defined as “the county assessor’s valuation of real property as shown on the 1975-1976 tax bill under `full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The “full cash value” is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

On November 7, 2000, voters approved Proposition 39 called the “Smaller Classes, Safer Schools and Financial Accountability Act” (the “Smaller Classes Act”). The Smaller Classes Act amends Section 1 of Article XIII A, Section 18 of Article XVI of the California Constitution and Section 47614 of the California Education Code. Effective upon its passage, the newly added Section 18(b) of Article XVI Allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the Constitution. The reduced 55 percent voter requirement applies only if the bond measure submitted to the voters includes certain restrictions, identifications and certifications. Section 1(b)(3) of Article XIII A has been added to except from the one percent ad valorem tax limitation under Section 1(a) of Article XIII A of the Constitution levies to pay bonds approved by 55 percent of the voters subject to the restrictions with respect to the ballot measure.

The Legislature enacted AB 1908, Chapter 44, which became effective upon passage of Proposition 39. AB 1908 amends various sections of the Education Code. Under amendments to Sections 15268 and 15270 of the Education Code, the following limits on ad valorem taxes apply in any single election: (1) for a school district, indebtedness shall not exceed $30 per $100,000 of taxable property; (2) for a unified school district, indebtedness shall not exceed $60 per $100,000 of taxable property; and (3) for a community college district, indebtedness shall not exceed $25 per $100,000 of taxable property. Finally, AB 1908 requires that a citizens’ oversight committee must be appointed who will review the use of the bond funds and inform the public about their proper usage and perform annual audits.
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Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.

The May Revision proposes that the level of Proposition 98 appropriations be rebased at a level approximately $2 billion less than would otherwise be required for 2004-05. If approved, this action would add $2 billion to the existing maintenance factor for a total maintenance factor of $4 billion as of the end of fiscal year 2004-05. This cumulative maintenance factor is required to be restored to the Proposition 98 budget in future years as explained above. Assuming a continued moderate economic growth scenario, the Administration projects that $2 billion of the total maintenance factor could be restored in the next three to five fiscal years. The remaining $2 billion maintenance factor would be restored over another three to five fiscal years. Therefore, rebasing the minimum funding guarantee would provide ongoing General Fund savings over several fiscal years until the maintenance factor was fully repaid in approximately 6-10 fiscal years according to current estimates.

On November 5, 1996 voters approved Proposition 218 called the “Right to Vote on Taxes Act” which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

The voters of California adopted a statutory initiative (“Proposition 62”) at the November 4, 1986 election, which added Sections 53720 to 53730 to the Government Code of the State, and requires that all new local taxes be approved by the voters. Several courts have held that Proposition 62 does not apply to charter cities, but does apply to other local government entities such as non-charter cities, counties and school districts. However, Proposition 218, as a constitutional amendment, is applicable to charter cities and supersedes many of the provisions of Proposition 62.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity’s continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of the a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. Various California local governments may be subject to challenge under the City of La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the City of La Habra decision.

Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

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Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer’s Office, www.treasurer.ca.gov, under the heading “Bond Information.”
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APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.
Connecticut (sometimes referred to as the State) is highly urbanized, with a 2002 population density of 714 persons per square mile, as compared to 82 for the United States as a whole and 225 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State’s residents, historically among the highest in the nation, increased in every year from 1993 to 2002, rising from $29,274 to $42,823. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, military and civilian helicopters, and submarines) being the dominant industry, followed by fabricated metals, machinery, and computers and electronics. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 13% of total non-agricultural employment in Connecticut in 2002; it was 12% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 6.3% in 1993 to 2.2% in 2000 but rose to 5.0% for the first half of 2003.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000, $300,400,000, and $30,700,000, respectively. On September 1, 2002, the Comptroller reported a deficit for the 2001-2002 fiscal year of $817,100,000. This deficit was met in part by a transfer of the $594,700,000 balance in the Budget Reserve Fund, and Economic Recovery Notes were issued to meet the remainder of the deficit on December 19, 2002.

The adopted budget for the 2002-2003 fiscal year had anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases. Nevertheless, as of January 31, 2003, the Comptroller estimated a General Fund deficit for the 2002-2003 fiscal year of $628,300,000. A special session of the General Assembly called by Governor resulted in further deficit mitigation legislation signed on February 28, 2003, aimed at reducing the projected deficit for the 2002-2003 fiscal year by a combination of revenue enhancements estimated by the Office of Policy and Management to equal approximately $485,000,000 and expenditure reductions so estimated to equal approximately $108,000,000. As of October 1, 2003, the Comptroller estimated a deficit of $96,800,000 for the 2002-2003 fiscal year. This deficit was financed by the issuance of $97,700,000 of Economic Recovery Notes on June 24, 2004.

At the conclusion of its June 30, 2003, Special Session, the General Assembly passed a budget bill, certain amendments, and implementing legislation with respect to the 2003-2004 and 2004-2005 fiscal years. The Governor signed the budget bill on August 16, 2003, and signed all the amendments and the implementing legislation on August 20, 2003. The resulting General Fund budget for the 2003-2004 fiscal year anticipated revenues of $12,452,100,000, expenditures of $12,452,000,000, and a surplus of $100,000, and the resulting General Fund budget for the 2004-2005 fiscal year anticipated revenues of $12,967,100,000, expenditures of $12,966,900,000, and a surplus of $200,000. These results were expected to be generated by net revenue
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enhancements of approximately $570,000,000 for the 2003-2004 fiscal year and $550,000,000 for the 2004-2005 fiscal year, and by reductions in expenditures for current services of approximately $715,000,000 for the 2003-2004 fiscal year and $1,160,000,000 for the 2004-2005 fiscal year, as well as by elements of the deficit mitigation legislation enacted in February, 2003. On May 6, 2004, the Governor signed a bill making adjustments to the budgets for the 2003-2004 and 2004-2005 fiscal years. At the time this bill was adopted, the General Assembly was projecting a General Fund surplus for the 2003-2004 fiscal year of $328,200,000. Of this amount, expenditures were increased by $234,900,000 in the 2003-2004 fiscal year, of which $90,500,000 was for deficiencies in the 2003-2004 fiscal year and $112,400,000 was carried forward to fund expenditures in the 2004-2005 fiscal year. Additionally, $125,300,000 was transferred to revenue in the 2004-2005 fiscal year. The bill also increased expenditures for the 2004-2005 fiscal year by $259,100,000 to $13,226,000,000. The revised budget for the 2004-2005 fiscal year is expected to be in surplus by $300,000. Both the Comptroller and the Office of Policy and Management have estimated a General Fund surplus for the 2003-2004 fiscal year of $51,900,000 as of May 31, 2004.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 16, 2003, the State had authorized direct general obligation bond indebtedness totaling $17,548,405,000, of which $15,898,508,000 had been approved for issuance by the State Bond Commission and $14,773,386,000 had been issued. As of June 15, 2004, net State direct general obligation bond indebtedness outstanding was $9,787,463,000.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of December 16, 2003, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,873,500,000.

A bipartisan legislative committee was appointed to investigate Governor John G. Rowland in connection with alleged improprieties with contract awards and gifts received. The committee was to report on June 30, 2004 but on June 21, 2004, Governor Rowland announced that he would resign as Governor of the State effective July 1, 2004. Pursuant to the State Constitution, he has been succeeded as Governor by the Lieutenant Governor, M. Jodi Rell, who is a member of the same party as Governor Rowland and was elected Lieutenant Governor with him at the last regular general election.

The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2003, the State’s outstanding obligation was $1,027,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000. The State has authorized a net increase in school construction grant commitments of $585,100,000 that take effect in the 2003-2004 fiscal year.

The State’s general obligation bonds are rated Aa3 by Moody’s and AA by both Standard & Poor’s and Fitch. The Moody’s rating was downgraded from Aa2 on July 2, 2003. On September 26, 2003, Standard & Poor’s revised its credit outlook on such bonds from “negative” to “stable.”

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State’s land area; (iii) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and
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injunctive relief plus attorneys’ fees and costs; (v) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vi) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys’ fees, and costs; (vii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys’ fees, and costs; (viii) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys’ fees, and costs; (ix) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; (x) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs; (xi) and a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State’s compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years, to substantially increase the voluntary interdistrict busing program in that area, and to work collaboratively with the plaintiffs in planning for the period following the first four years. The anticipated cost of compliance over the four-year period is $45,000,000.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.
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APPENDIX E

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS
The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based solely upon publicly available offering statements dated September 18, 2003, as supplemented on March 4, 2004 and May 19, 2004, relating to Massachusetts general obligation bonds; however, the summary will not be updated during the year. The Trust has not independently verified the information.

Past Years’ Financial Results. In fiscal 2001, which ended on June 30, 2001, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.21% over the prior fiscal year to $22.861 billion. However, budgeted expenditures decreased by 1.25% from the prior fiscal year to $22.134 billion. As a result, the Commonwealth ended fiscal year 2001 with a positive closing fund balance of $3.013 billion.

In fiscal 2002, which ended on June 30, 2002, the total revenues of the budgeted operating funds of the Commonwealth decreased by approximately 7.38% from the prior fiscal year to $21.175 billion. Budgeted expenditures increased by 3.01% over the prior fiscal year to $22.800 billion. As a result, the Commonwealth ended fiscal year 2002 with a positive closing fund balance of $1.388 billion.

Fiscal 2003 Budget. On June 30, 2003 the Commonwealth ended fiscal 2003 with a consolidated net surplus of approximately $150.9 million. Of this amount the statutory surplus of $75.7 million was transferred to the Stabilization Fund and $75.2 million was carried forward into fiscal 2004 as an undesignated beginning balance. Also on June 30, 2003, $40.8 million from the elimination of various Budgeted Operating Funds was transferred to the Stabilization Fund. These transfers resulted in a $641.3 million ending balance of the Stabilization Fund as of June 30, 2003. Also on June 30, 2003, the negative $1.802 billion fund balance of the Local Aid Fund was transferred to the General Fund’s fund balance as a result of the repeal of the Local Aid Fund.

Fiscal 2004 Budget. On November 21, 2003 Governor Romney signed into law “An Act Relative to Fiscal Relief Funds.” The legislation establishes a new budgeted operating fund called the Federal Medicaid Assistance Percentage Escrow Fund (“FMAP Escrow Fund”). All revenue received from the federal Jobs Growth Reconciliation Act of 2003 in fiscal years 2004 and 2005, unless otherwise designated for a specific purpose, will be deposited into the FMAP Escrow Fund. The Executive Office for Administration and Finance estimates that after the transfer of $55.0 million to the Uncompensated Care Trust and $33.4 million to the newly created Economic Stimulus Fund, $346.2 million will be deposited into the FMAP Escrow Fund in fiscal 2004, which will exhaust the total amount available to the Commonwealth and, thus, would result in no additional money being deposited into the FMAP Escrow Fund in fiscal 2005. The FMAP Escrow Fund expires at the close of fiscal 2005, at which time any unexpended balance will be transferred to the Stabilization Fund. Also included in the bill were General Fund appropriations in the amount of $5.6 million for costs associated with the relocation of state agencies to the Leverett Saltonstall State Office Building, and $16.6 million for a reserve for the payment of court judgments and settlements.

On November 26, 2003 Governor Romney signed into law supplemental appropriations totaling approximately $81.1 million and vetoed approximately $30.1 million in proposed spending. The legislation included $34.1 million for higher education collective bargaining contracts, $6.0 million for school health programs, $3.7 million for Department of Social Services, $3.6 million for the operations of the State Police Crime Laboratory, $3.1 million for the Department of Mental Retardation’s residential and day programs, and approximately $30.6 million for other programs. Subsequently, $26.2 million in vetoes have been overridden by the Legislature, including $10.0 million for operations of the University of Massachusetts, $6.9 million for legislative information technology upgrades, $5.9 million for Trial Court administrative costs, $1.7 million for a reserve for the Help America Vote Act and an additional $1.7 million of other overrides.

Also on November 26, 2003 Governor Romney signed into law “An Act Relative to Investments in Emerging Technologies to Promote Job Creation, Economic Stability and Competitiveness in the Massachusetts Economy.” The legislation created the Economic Stimulus Trust Fund and directs the state comptroller to transfer to this fund $33.6 million from the Health Care Security Trust Fund, $33.6 million from the Stabilization Fund, and $33.6 million from any monies received from the federal Jobs and Growth Reconciliation Act of 2003. The legislation also creates several new tax incentives for Massachusetts businesses and establishes a one day sales tax
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holiday in August 2004. The Governor approved $49.5 million in programs designed to promote economic growth, and $20.8 million from the Workforce Training Fund for workforce training grants; however, the Governor vetoed $50.5 million in proposed spending, which is subject to legislative override. Subsequently, $44.0 million in vetoes have been overridden by the Legislature, including $12.5 million for the Emerging Technology Fund, $10.0 million for the Massachusetts Research Center, $7.5 million for the John Adams Institute, $5.0 million for the Massachusetts Technology Development Corporation, $4.5 million for workforce training grants, $2.0 million for the Massachusetts Tourism Fund, $1.3 million for the Massachusetts Math, Science, Tech, and Engineering Fund and $1.0 million for the Massachusetts Technology Transfer Center.

On November 29, 2003 “An Act Relative to the Reform of the Unemployment Insurance System” became law. The legislation requires that any time that the solvency of the Unemployment Compensation Fund is in jeopardy and the continuation of benefit payments or federal loan repayments is in danger, a new uniform secondary adjustment payment, which is provided for in the legislation, shall be added to every employer’s contribution rate. The new law, effective January 1, 2004, will eliminate over time the Unemployment Compensation Fund deficit projected in the September Information Statement. However, in order to cover this deficit, between January and April 2004 the Commonwealth incurred a total net liability of $360.2 million from the federal government, and the Commonwealth may borrow additional amounts totaling approximately 10.0 million during May 2004. All of these borrowings are expected to be repaid before September 30, 2004 from payments assessed on employers under state law.

On February 10, 2004, the Governor filed a transportation bond authorization bill totaling $1.152 billion. The bill would authorize $425.0 million to leverage federal funds for the statewide road and bridge program, $300.0 million for Chapter 90 local road assistance, $210.0 million for non-federal assistance for state and local roadway projects, $54.0 million for assistance in promoting Transit Oriented Development, $52.4 million in capital assistance to Regional Transit Authorities, $50.0 million for rail improvement projects, $23.6 million for Public Works and Economic Development and State Road Assistance Program, $26.0 million for technology projects, $8.0 million for Mobility Assistance, and $3.0 million for safety and security equipment.

On February 18, 2004, Governor Romney filed a bill recommending $133.1 million in supplemental appropriations. The bill includes $46.6 million for snow and ice removal costs, $21.5 million for the underground storage tank reimbursement program, $16.0 million for private counsel compensation and other indigent-related court costs, $10.9 million for the workforce training fund grant program, and a total of $26.0 million for other ongoing obligations. The bill also includes $7.9 million for costs that will be offset by corresponding revenues and $4.7 million for new programs. Included in the new program category is $4.0 million for the establishment of a Helping Our Massachusetts Elders (HOME) Trust Fund. This fund will be guided by an interagency task force charged with developing programs that enable elders to remain in their own homes or in congregate community housing.

On March 5, 2004, Governor Romney signed into law an appropriations bill authorizing $52.2 million in supplemental appropriations, all but $3.1 million of which had been included in the supplemental appropriations bill filed by the Governor on February 18, 2004. The $52.2 million included $35.0 million for snow and ice removal costs, a total of $8.2 million for the Department of Transitional Assistance for public assistance payments, $5.7 million for public safety costs associated with homeland security and $3.2 million for the Department of Veteran’s Services for veteran’s benefits disbursements to cities and towns.

On April 5, 2004, Governor Romney signed into law $64.1 million in supplemental appropriations, all but $232,000 of which had been included in the supplemental appropriations bill filed by the Governor on February 18, 2004. Included in this appropriations act was $21.0 million for the Department of Revenue to fund the underground storage tank reimbursement program, $16.0 million for private counsel compensation and other indigent-related court costs, $10.9 million for the workforce training fund grant program, $7.0 for unemployment compensation and medical security payments, and a total of $9.2 million for various other programs.

Medicaid fiscal 2004 revenue estimates assume the Commonwealth will receive federal approval from the Centers for Medicare & Medicaid Services (CMS) for converting $170.0 million in Uncompensated Care Pool reimbursements from Disproportionate Share Hospital payments to Medicaid supplemental rate payments. If CMS does not approve the change prior to June 30, 2004, the current Medicaid revenue projection may be decreased by $38 million. The Executive Offices of Health and Human Services and Administration and Finance continue to track the progress of this issue.
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On April 8, 2004 the Secretary of State’s securities division agreed to a settlement in which Putnam Investment Management, LLC admitted to allowing some managers and certain fund participants to engage in market timing in certain Putnam mutual funds and agreed to pay damages and fines. The settlement will result in $40.0 million in revenue to the General Fund in fiscal 2004. The funds were received on April 30, 2004 and deposited into the General Fund.

Fiscal 2004 Tax Revenues. Tax revenue collections for the first ten months of fiscal 2004, ended April 30, 2004, totaled $12.972 billion, an increase of $867.4 million or 7.2% over the first ten months of fiscal 2003. The following table shows the tax collections for each month of fiscal 2004 through April 2004 and the change from tax collections in the same month in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in each month that are dedicated to the MBTA. On January 14, 2004 the Executive Office for Administration and Finance revised the current year tax estimate to be $14.546 billion (net of the MBTA portion of state sales taxes).

Fiscal 2004 Budgeted Tax Collections (in millions)(1)

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion(3)	Collections, Net of MBTA(4)
July	$ 1,067.0	$ 54.3	5.4%	$ 58.1	$ 1,008.9
August	1,089.7	25.8	2.4	53.4	1,036.3
September	1,642.0	83.8	5.4	59.6	1,582.4
October	1,075.6	142.3	15.2	56.9	1,018.6
November	1,045.5	30.6	3.0	48.7	996.8
December	1,454.0	59.6	4.3	65.4	1,388.6
January	1,507.2	20.9	1.4	58.0	1,449.2
February	902.5	62.0	7.4	46.2	856.4
March(2)	1,370.1	(21.7)	(1.6)	66.9	1,303.2
April(2)	1,818.1	409.8	29.1	53.1	1,765.1

Total	$12,971.7	$867.4	7.2%	$566.3	$12,405.4

(1)	Totals may not add due to rounding.
(2)	Figures are preliminary.
(3)	Includes adjustments of $6.7 million on the account of the first quarter, $11.9 million on the account of the second quarter and $18.2 million on the account of the third quarter.
(4)	Net of sales tax revenues dedicated to the MBTA.

The year-to-date tax revenue increase of $867.4 million over fiscal 2003 is attributable in large part to an increase of approximately $331.7 million or 55% in income payments with returns and bills, an increase of approximately $269.2 million or 4.5% in personal income tax withholdings, an increase of approximately $149.1 million or 16.2% in income tax cash estimated payments, and an increase of approximately $203.2 million or 19% in corporate and business tax collections, which appears to reflect the closing of certain tax loopholes as well as increased business taxable earnings.

On April 6, 2004, the Supreme Judicial Court held that the effective date in the act amending the capital gains tax statute violates amendment article 44 of the Massachusetts Constitution. Since the Act has a severability clause, the court remanded the case to the Supreme Judicial Court for Suffolk County for further proceedings to determine whether the statute should be construed to impose the new tax rate beginning on calendar year January 1, 2003, or whether the statute instead should be construed to impose the new tax rate beginning on January 1, 2002. The Department of Revenue estimates that if the statute is construed to impose the new tax rate beginning on January 1, 2002, the Commonwealth would collect an additional $130 million to $160 million in capital gains taxes. If the statute is construed to impose the new tax rate beginning on January 1, 2003, the Commonwealth would be required to pay an additional $225 million to $275 million in refunds. In both cases, most of the revenue impact would occur in fiscal year 2005.

Fiscal 2005 Budget. On January 14, 2004 the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal 2005 Commonwealth tax estimate of $15.801 billion, of which $684.3 million is dedicated to the MBTA and $1.217 billion is dedicated to the Commonwealth’s annual pension obligation. The estimate is based upon a revised
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consensus tax estimate for fiscal 2004 of $15.230 billion and assumes 3.75% baseline growth for fiscal 2005. Consensus was also reached on a new triennial pension schedule. The new schedule continues to fully amortize the Commonwealth’s unfunded pension liability by 2023 and continues to use five-year actuarial smoothing for the valuation of assets. The asset valuation date for the new schedule is December 31, 2003. On the liability side, the calculation includes estimated actuarial losses during calendar year 2003 of $250 million due to the 2003 early retirement incentive for state workers and another $250 million for estimated actuarial losses on the teachers’ system. Finally, the amortization growth rate is increased from 4.15% to 4.50%. Using these assumptions, the fiscal 2005 pension’ payment will be $1.217 billion, a $384.5 million increase over the value transferred to meet the Commonwealth’s pension obligation in fiscal 2004.

On January 28, 2004 Governor Romney filed his budget proposal for fiscal 2005, constituting a balanced budget as required by state finance law. The spending plan budgeted $22.979 billion, including $6.693 billion for Medicaid, $1.772 billion for debt service, $4.471 billion for education, and $10.043 billion for all other programs and services. The Governor’s budget is based upon the consensus tax estimate of $15.801 billion plus $70.0 million in additional tax revenue attributed to legislation closing various so-called tax “loopholes” that was filed in a companion bill on January 28, 2004. The $22.979 billion appropriation bill represents a 5% increase as compared to fiscal 2004 projected spending; however, a substantial factor in the growth is the result of the proposed merger of the Massachusetts Turnpike Authority with the Massachusetts Highway Department. Excluding this merger, recommended spending increases by approximately 3.75%. Spending on Medicaid represents the single largest increase and was estimated to grow by $496.0 million or 8.0%, consuming 29.1% of total budgeted spending. Other areas of spending growth include debt service, which increases by $176.0 million or 11.0%, and K-12 education, which increased by $115.0 million or 3.3%, excluding the savings from the proposed restructuring of the school building assistance program. All other areas of government combined would grow by 0.3% excluding the effect of the merger proposal.

On January 28, 2004 the Governor also filed a bill to restructure the school building assistance program. Under current law, the Commonwealth provides reimbursements ranging from 50 to 90 percent to cities, towns and regional school districts for the construction, rehabilitation or major repair of school projects and for the interest costs associated with borrowings on behalf of these school projects. These reimbursement payments are made for a period of up to 20 years. In addition to school projects currently receiving reimbursement, payments, the Department of Education has approved other school projects for future reimbursement payments. The Executive Office for Administration and Finance estimates the Commonwealth’s expected reimbursement payments for planning and construction costs of these school projects to be approximately $4.0 billion.

The Governor’s proposal seeks authorization to issue $8.2 billion of general or special obligation bonds. Approximately $4.2 billion of these bonds would fund escrow accounts on behalf of school projects currently receiving reimbursements from the Commonwealth and thus would eliminate future Commonwealth reimbursement payments for these projects. The remaining authorization would fund construction grants for school projects awaiting reimbursement from the Commonwealth. These bonds would have a maximum final maturity of 40 years.

On February 25, 2004, the Comptroller of the Commonwealth, in consultation with the Commissioner of Revenue, released the required certification of projected MBTA dedicated sales tax revenues for fiscal 2005 pursuant to General Laws Chapter 10, Section 35T. The certificate contained a projection of sales tax revenues dedicated to the MBTA in the amount of $704.8 million, $20.5 million greater than the amounts proposed in the consensus tax estimate released on January 14, 2004. This rise is directly attributable to a rise in inflation, not in tax revenues for calendar 2003.

On April 14, 2004, the House Committee on Ways and Means reported out its fiscal 2005 appropriations bill. The bill budgeted $22.492 billion for programs and services, including $6.739 billion for Medicaid, $4.442 billion for education excluding school building assistance, $1.741 billion for debt service, and $9.570 billion for all other programs and services. The proposal is based upon a tax estimate of $15.871 billion, comprised of the consensus tax revenue estimate of $15.801 billion plus an additional $70.0 million generated from the closing of various tax loopholes. The bill appropriates $340.0 million from the Stabilization Fund and $270 million from the FMAP Escrow Fund. The budget bill, as reported out from committee, does not include an appropriation for the Commonwealth’s school building assistance program, however, the House Ways and Means Committee has announced that it plans to file a bill that would restructure the program and utilize $150.0 million from the
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Stabilization Fund for fiscal 2005 expenditures, transfer $395.7 million in fiscal 2005 sales tax revenue to the program, and dedicate up to one fifth of the existing 5% state sales tax to the program in future years. On April 29, 2004, the House approved its final version of the appropriations bill, which did not include the proposed merger of the Massachusetts Turnpike Authority with the Massachusetts Highway Department as proposed by the Governor in his budget proposal. The Administration is in the process of analyzing the adopted House budget.

On May 12, 2004, the Senate Committee on Ways and Means reported out its fiscal 2005 appropriations bill. The bill budgeted $22.459 billion for programs and services, including $6.584 billion for Medicaid, $4.547 billion for education excluding school building assistance, $1.741 billion for debt service, and $9.587 billion for all other programs and services. The proposal is based upon a gross tax estimate of $15.915 billion, comprised of the consensus tax revenue estimate of $15.801 billion plus an additional $70.0 million generated from the closing of various tax loopholes, $50.5 million from enhanced tax audits, and a loss of $6.5 million due to proposed commuter tax deductions. The bill appropriates $340.0 million from the Stabilization Fund and $270 million from the FMAP Escrow Fund. The budget bill, as reported out from committee, does not include an appropriation for the Commonwealth’s school building assistance program, however, both the House and Senate Ways and Means Committees have announced that they plan to file a bill that would restructure the program. The Senate Committee on Ways and Means proposes to utilize $150.0 million from the projected fiscal 2004 surplus for fiscal 2005 school building assistance expenditures and similar to the House proposal, would transfer $395.7 million in fiscal 2005 sales tax revenue to the program, and dedicate up to one fifth of the existing 5% state sales tax to fund the program in future years.

On May 17, 2004, legislation was filed with the House of Representatives to restructure the school building assistance program. This bill differs from the legislation filed by the Governor discussed above and would dedicate one cent of the Commonwealth’s sales tax, excluding sales tax collections on certain goods, to fund the school building assistance program by fiscal 2011. The bill would also establish an independent trust to administer the program and issue debt supported by the dedicated sales tax. Based on information provided by the House of Representatives, the trust would also be funded with proceeds from the issuance of $1.0 billion of general obligation bonds and a $150.0 million transfer from the projected fiscal 2004 surplus.

Limitations on Tax Revenues. Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized, or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Chapter 62F was amended by the fiscal 2003 GAA and the fiscal 2004 GAA to establish an additional tax revenue limitation. The fiscal 2003 GAA created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the, end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The fiscal 2004 GAA requires that at the
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end of each fiscal year, the state comptroller must transfer such excess revenue from the holding account back to the General Fund.

Tax revenues in fiscal 1999 through fiscal 2002 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance estimates that state tax revenues in fiscal 2003 and fiscal 2004 will not reach such limit. For fiscal 2002, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $14.343 billion and allowable state tax revenues were approximately $19.661 billion. The Executive Office for Administration and Finance also does not expect actual state tax revenue collected during fiscal 2003 or fiscal 2004 to exceed either the allowable or the permissible state tax revenue limits set by Chapter 62F.

Local Aid. The Commonwealth makes substantial payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2003, it is estimated that 22.6% o of the Commonwealth’s spending was allocated to direct Local Aid, after taking into account reductions undertaken during fiscal 2003 as described below. In fiscal 2004, approximately 21.4% of the Commonwealth’s projected spending is estimated to be allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as school building construction and police education incentives.

In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, funding for road construction, housing subsidies and the costs of courts and district attorneys that formerly had been paid by the counties.

Medicaid. As of September 18, 2003, over a quarter of the Commonwealth’s fiscal 2003 budget was slated for health care programs. In fiscal 2003, Medicaid accounted for more than half of the Commonwealth’s appropriations for health care. It was the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. During fiscal 1999, 2000, 2001, and 2002, Medicaid expenditures were $3.856 billion, $4.270 billion, $4.642 billion, and $5.259 billion, respectively. Medicaid spending from fiscal 1999 to fiscal 2003 has grown by 11% on a compound annual basis. During the same period, Medicaid enrollment has increased by 4% on a compound annual basis. The Executive Office for Administration and Finance projects total fiscal 2004 expenditures for Medicaid to be $6.414 billion, an increase of 11% over fiscal 2003. The rate of growth of the Medicaid program has slowed since fiscal 2002 due to a number of cost control incentives, including reductions in benefits and eligibility reductions. In fiscal 2003, the Medicaid program did not exceed its appropriated amount, as had occurred in previous years.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments.
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Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and teachers’ retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of- living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. The fiscal 2004 GAA included a 3% cost of living increase.

Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth’s capital program is the Central Artery/Ted Williams Tunnel project (CA/T Project), a major construction project that is part of the completion of the federal interstate highway system.

Progress/Schedule Update. As of March 31, 2004, CA/T Project construction was 93.1% complete. As of that date, approximately $13.730 billion was under contract or agreement, which constitutes 93.9% of total budgeted costs for the CA/T Project. That amount includes $9.032 billion of construction commitments, which constitutes approximately 96.5 % of the total construction budget of $9.356 billion. The 1-93 initial southbound public opening occurred on December 20, 2003. The date for the 1-93 complete southbound opening continues to be projected for March 2005 to July 2005, and the date for the CA/T Project substantial completion continues to be projected for May 2005 to November 2005.

The independent auditor engaged by the Executive Office for Administration and Finance has filed its final report on CSU Rev. 10. The final report concluded that the total cost estimate of the CA/T Project in the amount of $14.625 billion set forth in CSU Rev. 10 was aggressive but did not recommend that the estimate be increased. The 2003 finance plan for the CA/T Project was filed with the Federal Highway Administration on September 26, 2003.

The October 2002 Finance Plan provided that $87 million in revenues from the projected resale of the Kneeland Street properties would be available for CA/T Project costs. That amount was increased to $94 million in CSU Rev 10. In a letter dated January 22, 2004, the General Counsel of the United States General Accounting Office (GAO) responded to the February 20, 2003, letter from the Inspector General of the United States Department of Transportation requesting a legal opinion from the GAO regarding the proper characterization of funds from the resale of the Kneeland Street properties. The GAO opined that the proportionate federal share of proceeds from the sale of those properties retains its character as federal funds under Title 23, Section 156 of the United States Code. The GAO further stated that such funds, if reinvested in the CA/T Project, do not count against the $8.549 billion statutory cap on federal funding for the CA/T Project. The GAO’s interpretation is consistent with the CA/T Project’s planned use of those funds.

Federal Oversight. Increased federal oversight of the CA/T Project occurred in early 2000 following a federal task force’s review of the February 1, 2000 announcement by project officials of substantially increased project cost estimates. In June 2000, the Federal Highway Administration designated the Turnpike Authority as a “high-risk grantee” with respect to activities related to the CA/T Project. The designation meant that more detailed financial reports and additional project monitoring would be required on the CA/T Project. On June 22, 2000, the Federal Highway Administration, the Executive Office of Transportation and Construction, the Turnpike Authority and the Massachusetts Highway Department signed a project partnership agreement setting out certain federal reporting and monitoring requirements for the project and stipulating that federal funding for the project will not exceed $8.549 billion, including $1.500 billion to pay the principal of federal grant anticipation notes.

On October 23, 2000, federal legislation was approved that requires the U.S. Secretary of Transportation to withhold obligation of federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved an annual update of the CA/T Project finance plan for such year and has determined
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that the Commonwealth is in full compliance with the June 22, 2000 project partnership agreement described above and is maintaining a balanced statewide transportation program, including spending at least $400 million each state fiscal year for construction activities and transportation projects other than the CA/T Project. For fiscal 2003, such spending as of June 30, 2003 was approximately $409.5 million. In addition, the legislation limited total federal funding to $8.549 billion, consistent with the project partnership agreement. Finally, the legislation tied future federal funding for the project to an annual finding by the DOT-IG that the annual update of the CA/T Project finance plan is consistent with FHWA financial plan guidance. Should any federal assistance be withheld from the project pursuant to such legislation, such funding would nonetheless be available to the Commonwealth for projects other than the CA/T Project. Moreover, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

SEC Investigation. On May 8, 2000, the State Treasurer’s office was advised that the staff of the SEC was conducting a formal investigation in the matter of “Certain Municipal Securities/Massachusetts Central Artery (B-1610),” pursuant to a formal order of private investigation issued by the SEC. On July 31, 2003, the SEC accepted offers of settlement from the Turnpike Authority and former Turnpike Authority Chairman James J. Kerasiotes, which included issuance of cease-and-desist orders as a result of their failure to disclose cost increases associated with the CA/T Project in 1999. In accepting those offers of settlement, the SEC considered the remedial acts undertaken by the Turnpike Authority, including generating detailed monthly cost projections for the CA/T Project, conducting annual reviews, employing an outside consultant to test budget assumptions and cost figures and retaining outside counsel to provide disclosure advice. No fines were imposed.

Transportation Infrastructure Fund. The Central Artery and Statewide Road and Bridge Infrastructure Fund (the “TIF”) was created by legislation in May 2000 to fund additional costs of the CA/T Project that had been announced in February 2000 and to fund the statewide road and bridge program to the extent of at least $100 million per year for fiscal 2001 through fiscal 2005. Including the $2.168 billion expected to be available for the CA/T Project, expenditures from the TIF are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid by motor vehicle license and registration fees dedicated to the fund, $231 million from license and registration fees not needed for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million from interest earnings through fiscal 2005 on balances in the fund itself. Of these amounts, $1 billion in Commonwealth bonds have already been issued and the payments from the Turnpike Authority and Port Authority have been made. The October 2001 finance plan used an additional $175 million of interest earnings and available borrowings in the TIF that exceed prior estimates to fiend in part an cost overrun identified in the 2001 cost and schedule update process.

October 2002 Finance Plan. The Turnpike Authority’s finance plan submitted on August 31, 2002 (the “October 2002 Finance Plan”) was granted federal approval on April 1, 2003, with the result that the CA/T Project obtained renewed authority to obligate federal funds. In its report on the October 2002 Finance Plan, dated March 31, 2003, the U.S. Department of Transportation Office of Inspector General (DOT-IG) cited potential schedule delays of six to nine months on the October 2002 Finance Plan’s project milestone opening dates,,projecting opening dates of June 10, 2004 for initial 1-93 southbound (connecting the new 1-93 southbound tunnel to the existing Dewey Square Tunnel), July 19, 2005 for full 1-93 southbound and November 8, 2005 for project substantial completion. These delays forecast by DOT-IG were subsequently incorporated in CSU 10, with the exception of the June 10, 2004 date for the initial 1-93 southbound opening, which was changed to February 2004 because the CA/T Project incorporated a change initiative allowing partial opening of the 1-93 tunnel earlier than expected.

The Turnpike Authority budgeted $87 million for CA/T Project costs from the projected resale of its, Kneeland Street properties in the October 2002 Finance Plan and CSU 10. The DOT-IG and the General Accounting Office (GAO) have taken a position that monies realized from the resale of property originally purchased with federal funds, which would include the Kneeland Street properties, should retain their federal character and not become state funds. FHWA, which has responsibility for issuing and interpreting regulations on the subject, disagrees with that interpretation and has taken a position that such monies become state funds. upon resale of such property. Senator John McCain has requested the U.S. Secretary of Transportation to abolish the
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federal rule allowing characterization of such monies as state funds. On February 20, 2003, the DOT-IG requested a legal opinion from the GAO regarding the proper characterization of these funds. In a letter dated May 16, 2003, addressing the issue, DOT Secretary Norman Mineta stated that such monies do “not constitute federal funds but must be used by the state for projects eligible for federal funds” and are not included in the federal cap on funding for the CA/T Project. The Secretary’s interpretation is consistent with the CA/T Project’s planned use of funds.

If FHWA changes its position, the CA/T-Project would be required to replace approximately $70 million of newly characterized federal funds with state funds in order to maintain compliance with the $8.549 billion cap on federal funding for the CA/T Project. In the event this were to occur, the CA/T project would seek a reallocation by the Commonwealth of federal highway program funds so as not to increase the total cost of the CA/T Project or alter the cash flow of CA/T Project funding. Alternatively, the CA/T Project estimates that sale or lease of additional surface artery real estate could yield additional funds beyond the current estimated CA/T Project budget; however; use of such funds would be limited to the extent such properties were originally purchased with federal funds, similar to the Kneeland Street properties. If reallocation of federal funds or realization of sufficient additional revenues from surface artery real estate or other sources were not possible, the CA/T Project could potentially face a revenue shortfall.

Claims and Economic Risks. The Claims and Changes Department of the CA/T-Project is responsible for administering the commercial aspects of the CA/T Project’s construction contracts. In the Fall of 2002, the Turnpike Authority Chairman directed the Claims and Changes Department to establish a “close-out” plan to resolve the pending backlog of contractor claims on the CA/T Project (at that time there were nearly 5,000 outstanding change order issues and claims with an average age of over 300 days). In February 2003, the National Academy of Engineering and the National Research Council (NRC) issued a report to the Turnpike Authority that identified as a major priority the resolution of outstanding CA/T Project contractor claims by July 2004. The Turnpike Authority Chairman has approved a Claims and Changes Department claim resolution plan with the objective of meeting the National Academy’s recommended target date of July 2004.

In general, the claim resolution plan provides for (1) targeting complete or nearly complete contracts that have a large number and magnitude of claims; (2) establishing a dedicated negotiation team comprised of a Team Leader with technical support from other CA/T personnel (estimators, schedulers, auditors, etc.); and (3) entering into structured negotiation agreements with contractors that provide for, among other things, scheduled claim submissions, negotiations, and, if necessary, mediation. Consistent with the NRC recommendation, a significant budget commitment has been made to enhance the in-house staff and consultant resources necessary to support the claim resolution program. In addition, the Turnpike Authority has retained nationally-recognized claims and audit experts to assist the CA/T Project staff in analyzing, negotiating, and documenting prompt and equitable resolutions of all open matters with CA/T Project construction contractors.

The outstanding claim from Honeywell Technology Solutions, Inc. is currently being handled by the Claims and Changes Department with assistance from other departments of the CA/T Project. Due to the advanced state of construction on the CA/T Project and previous completion of certain CA/T Project milestones, management of the CA/T Project believes that risks associated with nonperformance of accelerated work by Honeywell on its contract have been substantially mitigated.

Toll Discount Program. On July 1, 2002, a toll discount program for members of the FASTLANE Program who operate non-commercial two-axle passenger vehicles went into effect, providing a 50% discount on the amount of the July 1, 2002 toll rate increase to participants. In April 2003, the discount program was extended through December 2003. Funding for this extension will come from the Turnpike Authority’s sale of certain real estate in May 2003 for approximately $75 million. On September 18, 2003, the Turnpike Authority voted to extend the toll discount program through December 2004. Funding for this extension will also come from the May 2003 sale of real estate by the Turnpike Authority. In compliance with its Trust Agreement, on December 31, 2003, the Turnpike Authority delivered to the trustee a certificate of an independent consultant verifying that it can meet its required debt service coverage ratios and maintain the toll discount program.

Ratings of General Obligation Bonds. Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services have rated the Commonwealth’s general obligation bonds AA-, Aa2, and AA-, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the credit worthiness of tax-exempt securities of other issuers located in the Commonwealth. Such ratings reflect only the respective views of such
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organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant.

Personal Income. Since 1970, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1993 and 1997, showing growth rates between 0.3 and 3.8 percent in this period. In 1999, Massachusetts had its highest per capita income growth in 15 years, exceeding the national growth rate by 1.6 percentage points. In 2002, nominal and real income in Massachusetts and the United States has shown a slight decline. Even with slight declines in income, both real and nominal income levels in Massachusetts remain well above the national average. Massachusetts had the third highest level of per capita personal income in the United States in 2002. As of July 1, 2003, the Massachusetts poverty rate remained below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent.

Employment. As of November 2002, the Massachusetts services sector, with 36.9 percent of the nonagricultural workforce in December 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.4 percent), government (13.2 percent), and manufacturing (12.0 percent). While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts has been consistently below that of the United States over the past twelve months. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the past year. The unemployment rate in Massachusetts increased from 5.1 percent in May 2002 to 5.5 percent in May of 2003, and the United States unemployment rate also increased from 5.8 percent to 6.1 percent these same months. The Massachusetts seasonally adjusted unemployment rate was 5.5 percent in May 2003, while the national unemployment rate was at 6.1 percent in May 2003.

Economic Base and Performance. In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, Massachusetts and New England experienced growth rates significantly below the national average. From 1992 to 1997, growth rates in Massachusetts and New England tracked the U.S. growth rate quite closely. In 1999 and 2000, the economies of both the Commonwealth and the region grew at a faster pace than the nation as a whole. However, both the U.S. and Massachusetts experienced slower growth in 2000 than in 1999, while New England’s growth accelerated. Over the decade, growth of the Massachusetts economy averaged 3.9 percent, while New England and the nation have experienced average growth of 3.5 percent. The Massachusetts economy is the largest in New England, making up an average of 47.7 percent of New England’s total Gross State Product and an average of 2.7 percent of the nation’s economy over the decade. In 2001, Massachusetts experienced negative growth in the GSP of 0.4 percent, the first decline since 1991. New England GSP was flat in 2000 and the United States GSP grew by 0.4 percent.
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APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.
Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 12.8% in 2002. While durable goods manufacturing still represents a sizable portion of the State’s economy, the service sector now represents 27.51% of the State’s economy. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, from 1996 through 2000, the unemployment rate in the State was at or below the national average. During 2003, the average monthly unemployment rate in the State was 7.3% compared to a national average of 6.0%, and has continued at a rate above the national average.

The State’s economy continues to be affected by changes in the auto industry and elsewhere in the manufacturing sector resulting from competitive pressures, overcapacity and labor disputes and national and international events affecting national security. Such factors are adversely affecting State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.
The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. State revenues subject to the limit in recent years have not exceeded the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion effective for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.
The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Funds. Just under 50% of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the fiscal years 2001, 2002 and 2003 with its General Fund in balance. The ending fund balance (reserved and unreserved) of the General Fund at the end of the 2001-02 fiscal year was $114.5 million,
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of which the unreserved portion was $28.1 million. The balance in the Budget Stabilization Fund as of September 30, 2002 was $145.2 million, (all restricted), and the fund had a zero balance at September 30, 2003.

Consistent with the downturn in the national economy, the State is just beginning to emerge from an economic slow-down, which has resulted in reductions in anticipated State revenues. In December of 2002, the Governor proposed and the legislature approved cuts of $462.9 million in the 2002-03 fiscal year budget, including cuts of approximately 2.0% in appropriations to the public universities and a 3.5% in revenue sharing payments to local units of government. The impact of the reductions on local units of government varied depending on the percentage of their own budgets which comes from revenue sharing. On January 14, 2003, the State’s revenue estimation conference predicted additional 2002-03 fiscal year shortfalls of approximately $143 million in the general fund and approximately $134 million in the school aid fund. In response, the Governor proposed executive order cuts in state payments to local school districts of $134 million and cuts in general fund expenditures of $158.3 million, including an additional 1.5% cut in funding for the State’s public universities.

In the summer of 2003, the Governor and the legislature approved the budget for the 2003-04 fiscal year. The budget addressed a projected shortfall of approximately $1.9 billion through a combination of expenditure cuts and revenue increases. Appropriations to higher education and revenue sharing payments to local units of government were each cut. Basic school aid was restored to its original budgeted 2002-03 level, but categorical grants to schools were also reduced. In October of 2003, the State’s revenue estimating conference projected an additional shortfall of $900 million in the 2003-04 revenues. In December of 2003, the Governor and the legislature acted to close this gap with a combination of expenditure cuts and revenue increases. Included in the cuts were appropriations to higher education and basic school aid. Included in the revenue enhancements was a six month delay in the reduction from 4.0% to 3.9% in the State’s income tax rate, originally scheduled for January 1, 2004 and which became effective on July 1, 2004.

The Governor presented the executive budget for 2004-05 on February 12, 2004. The proposal seeks to address a shortfall of approximately $1.3 billion with a combination of expenditure cuts and revenue proposals. The Governor’s proposals included $494 million in spending cuts, $391 million in revenue increases and $386 in expenditure re-directions and other fund shifts. Included in the expenditure cut proposal was $184 million from revenue sharing to Michigan’s counties, to be made up by the shift in the collection date of counties’ property taxes from the winter to the summer. Basic school aid payments are restored to approximately the originally budgeted 2002-03 levels, but categorical grants to school districts are also proposed to be significantly reduced. To date the Legislature has not adopted many of the Governor’s proposals.

On May 18, 2004, the State’s representatives of the State’s Treasury Department and legislative fiscal agencies predicted an additional shortfall in the current fiscal year’s revenues and based on that prediction, the State Treasurer is predicting a current year budgetary imbalance of approximately $250 million. In addition, current estimates of the State Treasurer are that the 2004-05 fiscal year revenues will be short of projected expenditures. The Governor and the State Legislature are currently working to address the 2003-04 and 2004-05 projected budgetary imbalances through revenue increases, expenditure cuts, or both.
In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, are being paid out of the Budget Stabilization Fund or the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from

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periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last seven years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.
On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. In 1999, the Legislature voted to further reduce the State personal income tax over a period of years by 0.1% each year. In 2003, the rate fell to 4.0%. By 2004 the rate was scheduled to drop to 3.9%; however, the Governor and the Legislature delayed the final reduction to 3.9% by six months, to July 1, 2004. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.
The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, school district and social services, tax collection, commerce and court funding.
Currently, the State’s general obligation bonds have underlying ratings of Aa3 by Moody’s, AA by Standard & Poor’s and AA by Fitch.
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APPENDIX G

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.
New Jersey (sometimes referred to herein as the “State”) operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2004“ refers to the State’s fiscal year beginning July 1, 2003 and ending June 30, 2004.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $389 million for Fiscal Year 2001, $292 million for Fiscal Year 2002 and $373 million for Fiscal Year 2003. For Fiscal Year 2004 and Fiscal Year 2005, the balance in the undesignated General Fund is estimated to be $400 million.
The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.
New Jersey has been experiencing an economic slowdown similar to the rest of the nation due to the economic recession that began in March 2001. Although economic activity has remained sluggish in calendar year 2003, signs of improving economic conditions are emerging.

New Jersey’s employment increased by 0.5% in October 2003 over a year ago adding 2,300 jobs for the month, continuing the positive year to year growth trend for the seventh consecutive month since April 2003. Overall the State added 29,000 jobs between January and October of 2003. However, the State continues to suffer from job losses in manufacturing and downsizing in the telecommunications industry.

The State’s unemployment rate was 5.7% in October and remains below the national rate, which was 6% for that month. The unemployment rate, which rose to 6% during the second half of 2002 (up from 4.2% in 2001), was consistently below 6% for the first six months in 2003. The unemployment rate rose to 6.1% in July but stayed below 6% for three consecutive months since August 2003. Although the growth in the job market is still weak, New Jersey’s employment level remained consistently above four million for the last six months since April 2003.

The preliminary growth rate for New Jersey’s personal income in the second quarter of 2003 improved to 3.0% over the revised growth rate of 2.3% for the first quarter of 2003. The latest upward revision for the third quarter’s GNP for the nation may be signaling an upward trend in New Jersey’s personal income growth in the coming quarters. Despite the weakness in the labor market, low inflation (around 2%) continues to benefit New Jersey consumers and businesses.

Economic forecasts as of October 2003 for the national and State economies project continued economic recovery in the fourth quarter of 2003 and in 2004. The Beige Book, released by the Federal Reserve Board on October 15, 2003, remains optimistic about further increases in economic activity, due to stabilizing conditions in the manufacturing sector. A rebound has been reported in business spending on computer hardware and software due to the current replacement phase of the information technology cycle. Economic activity is expected to accelerate in 2004. Continuing improvement in the labor market will be necessary to keep the economy recovery on track.
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New Jersey’s economy is expected to follow the national trend in 2004. Employment growth is projected to remain below 1% in 2003 but grow moderately at 1+% in 2004. Personal income is expected to grow modestly around 4+% in 2004. After another strong year in 2002, the housing sector is still robust but housing starts are expected to ease slightly in the coming months. New vehicle registrations are projected to moderate but remain close to 630,000 units in 2003 and 2004. Inflation is expected to remain modest around 2% in 2004. Low interest rates continue to support spending on housing and other consumer durables in the State.

To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, and no further turmoil in the financial markets.

The State and the nation may experience further near-term slow growth and the expected recovery may stall into early 2004 if consumers, investors, and businesses become more cautious than currently assumed. However, the fundamentals of the State’s economic health remain stable and the long run prospects for economic growth of the State in 2004 and beyond are favorable.
Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.
At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $84,070,000 for tort and medical malpractice claims pending as of June 30, 2003. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.
Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”), including the provisions for early childhood program aid and demonstrably effective program aid. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously. On December 29, 2000 the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a

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modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter was remanded to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. On September 26, 2002, the ALJ issued an Initial Decision, finding that five of the seventeen petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full “Abbott” funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the twelve (12) districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them.

Following a review of the Initial Decision, exceptions and record, the Commissioner, on February 10, 2003, adopted in part and rejected in part the Initial Decision. The Commissioner rejected the finding that Buena Regional, Commercial, Fairfield and Woodbine met the standard for “special needs district” status. The Commissioner adopted the finding that Salem City meets the standard for special needs status and will recommend to the Legislature that Salem be included within CEIFA’s definition of an “Abbott District.” Additionally, the Commissioner adopted the finding that the other twelve petitioning districts did not demonstrate that CEIFA is insufficient to enable them to provide a thorough and efficient education to their students. In the cases of Buena Regional, Commercial, Fairfield, Salem City and Woodbine, the Commissioner directed the respective County Superintendents to undertake thorough reviews of the districts’ 2003-04 budgets to determine their sufficiency to provide a thorough and efficient education as well as to ensure the appropriate use of Early Childhood Program Aid and Demonstrably Effective Program Aid. The Commissioner further directed the County Superintendents to take any appropriate actions, including fund reallocation, to target areas of particular need. Finally, the Commissioner determined that it may be appropriate to trigger his powers pursuant to N.J.S.A. 18A:7F-6 if the review of the respective County Superintendents so merit. On March 6, 2003, ten of the districts appealed the decision of the Commissioner of Education to the State Board of Education. On July 2, 2003, two of the ten districts withdrew their appeals.

United Hospitals et al. v. State of New Jersey and William Waldman et al. There are several matters under the above caption, as well as Atlantic City Medical Center v. Squarrell and In re Zurbrugg Memorial Hospital’s 1995 Medicaid Rates. There are several matters involving approximately 40 hospitals challenging Medicaid hospital reimbursement rates for rate years 1995 through 2001. The matters were filed in the Appellate Division of the Superior Court of New Jersey and in the Office of Administrative Law. The hospitals challenge some or all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The Appellate Division has remanded some of these matters to the Division of Medical Assistance and Health Services to make further findings. The State intends to vigorously defend these actions. United Hospitals is in bankruptcy and this case has been settled with respect to United Hospitals.
Abbott V Appeals. Abbott districts, in furtherance of the Court’s decision in Abbott v. Burke (“Abbott V”) and Department of Education (the “Department”) regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department’s concerns regarding each district’s plan, and asked that amended plans be submitted to the Department. The Abbott districts filed individual petitions of appeal with the Commissioner of Education. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State filed answers or motions in lieu of answers. The matters were transmitted to the Office of Administrative Law (“OAL”) for further proceedings. To date, one of the original thirteen districts that filed petitions for the 1999-2000 school year remains active. The State is facilitating the expedition of the remaining early childhood appeal from 1999-2000 in the OAL and will vigorously defend the Department’s actions.

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2001-2002 Abbott District Appeals. Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Additionally, four districts filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving three of the districts have been amicably resolved. With regard to the fourth district, Elizabeth, upon notice by the district, the initial decisions of the Administrative Law Judge were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts filed petitions of appeal on DOE decisions awarding additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagree with the Department’s findings of budget reallocations, revenues and the final award of additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in four of the eleven districts. The State’s motion to dismiss the petition in one of the eleven districts was granted and the remaining matters were transferred to the Office of Administrative Law for hearing. Amicable resolutions were reached in ten of the eleven districts. The State is actively attempting to finalize the resolution of the Elizabeth matter. Finally, the Education Law Center (“ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC takes issue with the Department’s process and decisions regarding Additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

2003-2004 Abbott District Supplemental Funding Appeals. On March 30, 2003, the Department of Education (the “Department”) issued decisions to twenty-five Abbott districts that requested additional Abbott v. Burke State aid. On June 6, 2003, twenty-three of the 25 districts receiving decisions filed appeals of the decisions with the Commissioner of Education. There are three primary issues in the appeals: (i) whether the maintenance standard applied by the Department is invalid without Court approval, (ii) whether the maintenance standard was properly applied to the district budget and (iii) whether determinations to eliminate ineffective/inefficient programs in the district were correct. The appeals were transmitted to the Office of Administrative Law (the “OAL”), and, pursuant to the Supreme Court’s scheduling order of May 20, 2003 (the “Scheduling Order”), hearings were scheduled to proceed between July 1 and July 23, 2003, with initial decisions being rendered by July 28, 2003, and the Commissioner’s determinations to follow within 25 days thereafter. On July 7, 2003, the Supreme Court granted the State’s motion to modify the Scheduling Order so as to postpone the administrative hearings until after the Supreme Court rules on the “maintenance” standard applied by the Department to the Abbott district budgets, with initial decisions being rendered thirty days thereafter. On July 10, 2003, the Supreme Court heard oral argument on the maintenance standard. An order was issued by the Supreme Court on July 23, 2003. The Supreme Court granted the State’s motion to treat the 2003-2004 school fiscal year as a maintenance year for purposes of calculating the additional Abbott v. Burke State aid for the Abbott districts. A maintenance budget shall mean that a school district will be funded at a level such that the district can implement current approved programs, services and positions and therefore includes documented increases in non-discretionary expenditures. The State budget for fiscal year 2004 includes $50 million in additional base aid for Abbott districts to fund increases in maintenance budgets, as well as their share of $37 million in additional special education aid given to all school districts. Within 30 days of the Supreme Court’s order, the Department was required to issue revised budgets for the 2003-2004 school year to the school districts. On August 27, 2003, the Department issued new decisions to the 23 districts with pending appeals. Each of these districts have determined to maintain an appeal of the Department’s August 27th decision. The OAL proceeded with hearings on these matters and was required to issue its Initial Decisions by September 26, 2003. However, as result of difficulties in completing the hearings by that date, the State and the ELC entered into a consent agreement, which extended the deadline to October 3, 2003 for the OAL to issue its Initial Decisions.

On March 5, 2004, the Appellate Division issued decisions on fifteen of the twenty remaining district appeals. Six of the fifteen appeals were resolved as moot because of the decision rendered February 26, 2004 in Asbury Park, et al v. Department of Education on the regulation standard and/or because of the issuance of the February 5, 2004 final maintenance budget decisions. Four of the fifteen appeals affirmed the determination of Commissioner. Finally, five of the fifteen appeals overturned some portion of the Commissioner’s determination below and were therefore remanded for recalculation, within 10 days, of the final maintenance budget worksheet consistent with the opinion. On March 9, 2004, decisions were issued in four of the districts. The Appellate Division affirmed the decisions below with regard to two districts. In Phillipsburg, the decision below was upheld
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with the exception of a change in the percentage for non-discretionary increase in teacher’s salaries. New Brunswick was remanded for additional proceedings on two cost increases with the court affirming the remaining issues. On March 19, 2004, the Appellate Division issued its decision in the district appeal for one district, affirming in part and reversing in part.

On April 30, 2004, Phillipsburg filed a petition for certification with the Supreme Court, along with a motion to hear the matter out of time, challenging the March 9, 2004 Appellate Division decision. The Department will vigorously defend this appeal.

The developments in these matters indicate that additional funding of approximately $20 million may be required for Fiscal Year 2004 to meet the districts’ needs. This amount could be increased or decreased during the appeal process. The State believes that it will have adequate revenues to satisfy any additional expenditures, without adversely affecting the State’s finances.

Challenge to Department of Education Regulations (N.J.A.C. 6A:10-1.2, -3.1, -4.2 and -4.7). On or about October 6, 2003, an appeal was filed in the New Jersey Superior Court, Appellate Division, challenging the validity of the emergency regulations promulgated by the Commissioner of Education to govern the 2003-2004 budget process of the Abbott districts, including, but not limited to, a challenge to basing the maintenance budget on actual Fiscal Year 2003 expenditures instead of Fiscal Year 2003 budgeted amounts. The challenge to the regulations was brought on behalf of five Abbott districts. Specifically, the districts are challenging the regulations as inconsistent with the July 23, 2003 Order of the Supreme Court in Abbott v. Burke. On January 13, 2004, the Appellate Division heard argument on the regulation challenge.

On January 26, 2004, the Appellate Division rendered its decision and upheld the Commissioner’s authority to promulgate regulations and upheld the facial validity of the regulatory definition of “non-instructional,” as well as the regulatory standards for inefficient/ineffective funding determinations. The decision however, invalidated the regulatory definition of “maintenance budget” as applied to the calculation of the preliminary maintenance budget only. The Appellate Division directed the issuance of revised preliminary maintenance budget figures by February 5, 2004. On February 4, 2004, the Department filed a notice of petition for certification with the New Jersey Supreme Court seeking review of that portion of the January 26, 2004 decision which found the maintenance budget standard invalid.

On February 5, 2004, as directed by the Appellate Division, the Department notified the districts of the revised preliminary budgets and issued final maintenance budget figures. On February 9, 2004, appellants filed a motion for emergent relief in aid of litigants’ rights and/or for clarification and for attorney’s fees. On February 16, 2004, the Appellate Division denied appellant’s motion for emergent relief in aid of litigants’ rights because the Department acted in conformance with the Appellate Division’s decision regarding the issuance of revised preliminary maintenance budget figures and because the decision did not deal with the validity of the Department of Education’s maintenance budget standard as applied to the final maintenance budget figures. The Appellate Division also denied appellants’ motion for clarification on jurisdictional grounds.

On February 19, 2004, the Supreme Court issued an order, sua sponte, remanding the motion for clarification regarding the validity of the maintenance budget standard as applied to the final decisions, and conferring jurisdiction so that the motion could be resolved on the merits. On February 26, 2004, the Appellate Division issued a supplemental opinion upholding the validity of the maintenance budget regulations as applied to the final decisions. Thereafter, on March 1, 2004, appellants filed for emergent, summary relief with the Supreme Court. On March 5, 2004, a response brief on behalf of the Department was filed consistent with the Court’s scheduling order. Given the affirmative ruling on February 26, 2004, the Department withdrew its notice of petition for certification seeking review of the earlier, January 26, 2004, decision. The Supreme Court heard oral argument on March 15, 2004, regarding appellants’ request for emergent, summary relief. On March 18, 2004, the Supreme Court issued an order granting appellants’ motion for summary relief. Therein, the Court determined that the Department’s methodology of awarding supplemental funding for those programs, positions and services approved and provided in 2002-2003 was inconsistent with its July 23, 2003 Order. The Department was directed to recalculate the districts’ maintenance budgets based on programs, positions and services approved in 2002-2003. Given that most of the 2003-2004 school year is almost over, the Court granted districts the ability to make application to the Department by May 1, 2004, for 25% of the recalculated supplemental funding award.
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The State estimates that additional funding of $100 million may be required for Fiscal Year 2004 should the plaintiffs prevail. The State believes that it will have adequate revenues to satisfy any additional expenditures without adversely affecting the State’s finances.

Abbott 2004-2005 Early Childhood Plan Appeals. On January 15, 2004, the Department of Education issued decisions to Abbott districts concerning their 2004-2005 preschool programs. Pursuant to a June 24, 2003 scheduling order from the Supreme Court in Abbott v. Burke, districts had 30 days to appeal the determination. Nine districts filed appeals within the appeal period. Additionally, a tenth district, filed its petition several days late, along with a nunc pro tunc motion. On March 9, 2004, the first Initial Decision was issued in the Vineland case. Therein, the Administrative Law Judge affirmed the early childhood plan decision with the exception of the proration of salaries for certain classrooms with less than fifteen students. On April 2, 2004, the Commissioner adopted the Administrative Law Judge’s Initial Decision as his own. Four districts have withdrawn their appeals. Initial Decisions have been rendered in the cases of five of the districts. In all instances, the challenged issues were upheld in favor of the Department. On April 16, 2004 and April 19, 2004, the Commissioner adopted the Initial Decision in two of the districts. Thereafter, the Commissioner adopted the Initial Decisions in three of the cases. No appeals have been taken of the Commissioner’s adoption of the Initial Decisions.

Southern New Jersey Light Rail Group v. New Jersey Transit Corporation. On July 31, 2002, New Jersey Transit Corporation’s contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit in the Law Division, Essex County alleging over $100 million in damages and claims on the project. The contractor, Southern New Jersey Rail Group (a consortium of Bechtel Infrastructure and Bombardier), alleges breach of contract, breach of the covenant of good faith and fair dealing, equitable adjustment, unjust enrichment and negligent misrepresentation resulting from alleged delays caused by New Jersey Transit and changes in the contract work for which the plaintiff alleges it is entitled to be compensated. The State will vigorously defend this matter.

New Jersey Education Association et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County. Plaintiffs’ complaint alleges that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers’ Pension and Annuity Fund (“TPAF”) in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In particular, plaintiffs allege that the Treasurer failed to submit to the Legislature a request for the monies certified by the TPAF’s actuary to be necessary to fund the State’s contribution to the TPAF for Fiscal Year 2004 and that the State Legislature failed to properly fund the TPAF as required by law and required the local school boards to increase the employees’ contributions from 3% to 5% in violation of applicable law.

Plaintiffs are seeking a judgment declaring that defendants’ failure to “properly and adequately fund” the TPAF violates various constitutional and statutory provisions, including provisions of the Internal Revenue Code of 1986. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF in the approximate amount of $484 million, or in the alternative, that the employees’ contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorneys fees, disbursements and costs pursuant to 42 U.S.C. Section 188 or any other legal basis. On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. Oral argument on the motion is scheduled for June 11, 2004. The State will vigorously defend this matter.

On July 27, 2004, Standard & Poor’s, a division of McGraw Hill Companies, Inc., and Fitch, Inc. downgraded the State of New Jersey’s general obligation bonds from AA to AA-. Moody’s Investor’s Service, Inc. rates State of New Jersey general obligation bonds Aa2, but on March 10, 2004 placed such bonds on a rating watch for possible downgrade. From time to time, agencies change their ratings.
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APPENDIX H

ECONOMIC AND OTHER CONDITIONS IN NEW YORK
The following information is a brief summary of factors affecting the economy of New York City (the “City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State.

The Mayor is responsible for preparing the City’s financial plan, including the financial plan for the 2003 through 2007 fiscal years submitted to the New York State Financial Control Board (the “Control Board”) on June 30, 2003 (the “June Financial Plan”) and Modification No. 04-4 to the June Financial Plan and the financial plan for the 2005 through 2008 fiscal years submitted to the Control Board on June 29, 2004 (together, the “2004-2008 Financial Plan,” “Financial Plan” or “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

For each of the 1981 through 2003 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers. For the 2003 fiscal year, the City’s General Fund had an excess of revenues over expenditures of $1.422 billion, before discretionary and other transfers. General Fund total revenues for the 2003 fiscal year were approximately $44.34 billion. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current Financial Plan projects budget balance in the 2004 and 2005 fiscal years and budget gaps for each of the 2006 through 2008 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

World Trade Center Attack. On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted.

Recovery, clean up and repair efforts have resulted in substantial expenditures. The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. In addition, the State authorized the New York City Transitional Finance Authority (“TFA”) to have outstanding $2.5 billion of bonds (“Recovery Bonds”) and notes (“Recovery Notes”) to pay costs related to or arising from the September 11 attack (“Recovery Costs”), of which the TFA currently has outstanding approximately $2 billion. It is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy.
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City’s Financing Program. Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

2004-2008 Financial Plan. For the 2003 fiscal year, the City’s General Fund had an excess of revenues over expenditures of $1.422 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2003 fiscal year is the twenty-third consecutive year that the City has achieved an excess of revenues over expenditures, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

The City’s expense and capital budgets for the 2004 fiscal year were adopted on June 27, 2003. The June Financial Plan, which is based on the City’s expense and capital budgets for the 2004 fiscal year, projected revenues and expenditures for the 2004 fiscal year balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years 2005, 2006 and 2007, respectively. The June Financial Plan reflected reductions made during fiscal year 2003 in projected revenues for fiscal year 2004 and subsequent fiscal years of greater than $2 billion annually and annual increases in projected net expenditures of greater than $1 billion. The reduction in projected revenues was primarily due to a decline in projected tax revenues reflecting the September 11 attack and a continued weak economy, which had resulted in lower wage earnings, lower corporate earnings, local job losses, a disruption in tourism and related spending and a decline in financial services sector profits and employee income. The June Financial Plan contained a gap-closing program which included expenditure reductions and an 18.49% property tax increase, a temporary increase in personal income tax rates for City residents with taxable income above specified amounts and a temporary increase in the City portion of the sales tax.

On June 29, 2004, the City submitted to the Control Board the Financial Plan for the 2004 through 2008 fiscal years, which relates to the City and certain entities which receive funds from the City and which reflects changes as a result of the City’s expense and capital budgets for the 2005 fiscal year which were adopted on June 25, 2004. The Financial Plan is a modification to the June Financial Plan, as subsequently modified by financial plans submitted to the Control Board on November 18, 2003, January 23, 2004 and April 29, 2004 (the “April Financial Plan”). The Financial Plan projects revenues and expenditures for the 2004 and 2005 fiscal years balanced in accordance with GAAP, and projects gaps of $3.7 billion, $4.5 billion and $3.7 billion for fiscal years 2006 through 2008, respectively, after implementation of a gap-closing program, a pay-as-you-go expenditure program for capital costs and a proposed tax program which requires New York State and City legislative approval and consists of a property tax rebate and an earned income tax credit.

Increases in projected revenues since the June Financial Plan total $2.4 billion, $1.6 billion, $926 million and $907 million in fiscal years 2004 through 2007, respectively, including an increase in projected tax revenues of $1.9 billion, $1.0 billion, $792 million and $770 million in fiscal years 2004 through 2007, respectively, resulting primarily from increases in personal income and business tax revenues, primarily due to improved securities industry profits and the improving local and national economies, and increases in mortgage recording, real property transfer and sales tax revenues. In addition, projected net expenditures have increased since the June Financial Plan by $755 million, $2.1 billion, $1.7 billion and $2.2 billion in fiscal years 2004 through 2007, respectively. Increases in projected expenditures since the June Financial Plan include: (i) $333 million, $652 million, $580 million and $574 million in fiscal years 2004 through 2007 to provide for wage increases pursuant to the settlement with the District Council 37 of the American Federation of State, County and Municipal Employees (“DC 37”) and assumed increases for other City employees consistent with the DC 37 settlement for the 2002-2005 round of collective bargaining; (ii) increased spending for Medicaid totaling $448 million, $388 million, $475 million and $668 million for fiscal years 2004 through 2007, respectively; (iii) increased public assistance spending of $59 million in fiscal year 2004 and $69 million annually in each of fiscal years 2005 through 2007; (iv) an increase in the City subsidy for the New York City Health and Hospitals Corporation (“HHC”) of $200 million in fiscal year 2005 and $150 million in each of fiscal years 2006 and 2007; (v) the restoration of
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$75 million of City private bus subsidies in fiscal year 2004 and payment to the Metropolitan Transportation Authority (“MTA”) of approximately $160 million annually commencing in fiscal year 2005 for the continuation by the MTA of formerly franchised local bus service; and (vi) new agency spending totaling $313 million in fiscal year 2004, $1.1 billion in fiscal year 2005 and approximately $700 million in each of fiscal years 2006 and 2007, which includes $215 million of increased spending in fiscal year 2005 as a result of the budget adoption process. Decreases in projected expenditures since the June Financial Plan total $473 million, $409 million, $466 million and $84 million in fiscal years 2004 through 2007, respectively, and include lower than anticipated pension contributions and debt service savings. In addition, prior years’ expenses have been reduced by $300 million in fiscal year 2004 and the General Reserve has been reduced in fiscal year 2004 by $260 million to $40 million. The Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.9 billion, reflecting discretionary transfers and, prepayments in fiscal year 2004 of $1.5 billion in debt service, subsidies and lease debt service due in fiscal year 2005 and a miscellaneous budget grant of $400 million to the TFA in fiscal year 2004, which increases tax revenue in fiscal year 2005 by $400 million. The Financial Plan also includes proposed discretionary transfers and prepayments in fiscal year 2005 of $220 million, reflecting prepayments of debt service due in fiscal year 2006.

In addition, the Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the 2005 fiscal year and to reduce previously projected gaps for fiscal years 2006 and 2007. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $312 million and $389 in fiscal years 2004 and 2005, respectively, and approximately $190 million in each of fiscal years 2006 and 2007; and (ii) assumed additional federal assistance totaling $50 million and State assistance totaling $400 million in each of fiscal years 2005 through 2007, which require the approval of the federal and State governments. The additional federal actions assumed in the Financial Plan could include increased education, homeland security and other federal assistance. Additional State actions could include Medicaid cost containment, the State takeover of the City’s funding of Medicaid long-term care and Family Health Plus or other State assistance. The gap-closing actions set forth in the Financial Plan are partially offset by a proposed property tax rebate for homeowners totaling $250 million in each of fiscal years 2005 through 2007, a proposed earned income tax credit for parents with annual earnings below a specified amount totaling between $50 million and $60 million in each of fiscal years 2005 through 2007 and debt prepayments and a pay-as-you-go expenditure program for capital costs reflecting increased spending of $100 million in fiscal year 2004, for a total of $200 million in fiscal year 2004 for debt prepayment and increased spending of $200 million for pay-as-you-go capital costs in each of fiscal years 2005 through 2007.

The Financial Plan also reflects legislation enacted by the State Legislature, over the Governor’s veto, pursuant to which the Local Government Assistance Corporation (“LGAC”) is to make available to the City or its assignee $170 million annually. The City has stated that it intends to assign the $170 million annual payment to the Sales Tax Asset Receivable Corporation (“STAR Corp.”), a local development corporation created to issue bonds to finance the cost of debt service on bonds of the Municipal Assistance Corporation for the City of New York (“MAC”) otherwise payable from City sales tax revenues. The STAR Corp. financing would make available to the City approximately $1.0 billion in fiscal year 2005 and $500 million annually in fiscal years 2006 through 2008 by reducing the amount of City revenues retained by MAC for its debt service or reimbursing the City for revenues already retained in the 2004 fiscal year. The State and LGAC brought suit against the City and the STAR Corp. challenging the constitutionality of the obligations of LGAC to make the $170 million annual payment and seeking to prevent the issuance of bonds by STAR Corp. The State Supreme Court granted the City’s and STAR Corp.’s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which, on March 4, 2004, upheld the obligations of LGAC to make the $170 million annual payment. Plaintiffs appealed that decision to the State Court of Appeals which, on May 13, 2004, also upheld the obligation of LGAC to make such payments. On May 13, 2004, LGAC stated that it hopes the City and New York State will agree on an alternative plan that will allow the City to receive the full support it needs. The outcome of this dispute cannot be predicted with certainty.

The Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The Governor has released the 2004-2005 Executive Budget, which will be considered for adoption by the State Legislature. The City estimates that the 2004-2005 Executive Budget, if adopted by the State Legislature, would provide the City with substantially less assistance than assumed in the City’s gap-closing program set forth in the Financial Plan. In addition, as a result of recent court rulings, the City could face increased school funding costs, which could be determined during the State budget process. The nature and extent of the
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impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City’s budget and its Financial Plan.

The Financial Plan makes provision for wage increases for all City employees for the 2002-2005 round of bargaining consistent with the recent DC 37 settlement.

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2004 through 2008 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor, the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. (See “Certain Reports” within).

Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will increase slightly from an estimated level of 252,455 on June 30, 2004 to an estimated level of 254,048 by June 30, 2008.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants, which could have adverse effects on the City’s cash flow or revenues.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On May 24, 2004, the City Comptroller released a report on the Executive Budget for fiscal year 2005. In his report, the City Comptroller identified net risks for fiscal years 2005 through 2008 which, when added to the gaps in the April Financial Plan, result in gaps of $579 million, $4.3 billion, $4.6 billion and $3.8 billion in fiscal years 2005 through 2008, respectively. The risks and possible resources set forth in the City Comptroller’s report include: (i) the possibility that projected taxes could be less than projected in the April Financial Plan by $123 million and $143 million in fiscal years 2005 and 2006, respectively, and greater than projected in the April Financial Plan by $13 million and $115 million in fiscal years 2007 and 2008, respectively; (ii) possible increased overtime expenditures of $207 million in fiscal year 2005 and $150 million in each of fiscal years 2006 through 2008; and (iii) a possible $200 million annual shortfall in State gap-closing assistance assumed in the April Financial Plan
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for fiscal years 2005 through 2008, which reflects shortfalls in assistance in the Governor’s Executive Budget and which depends upon the results of the State budget negotiation process.

In addition to the risks identified in the report, the report noted that projected pension contributions could change significantly starting in fiscal year 2005 if the Chief Actuary chooses to modify current actuarial assumptions and methods. With respect to the economy, the report noted that the City Comptroller’s forecast for the City’s economy in calendar years 2004 and 2005 is for slow, continued growth, but that the City’s fragile economic recovery is subject to substantial risks, including higher interest rates and uncertainty created by the prolonged war in Iraq. For subsequent years, the report stated that the City’s underlying problem is its competitiveness, with the preeminence of the City’s securities industry being challenged by computerization, faster communications and decentralization of markets. In addition, the report noted that HHC faces projected operating deficits of $273 million in fiscal year 2005 and over $500 million in each of the subsequent years, reflecting HHC’s stagnant revenues and rising cost structure. With respect to the recent DC 37 labor settlement, the report noted that the City faces substantial exposure to additional labor costs if productivity funding in the third year of the contract is not achieved. In addition the report noted that it may be unrealistic for the City to assume that the DC 37 agreement can be applied to all City employees, and that every percentage point over the DC 37 wage increase would result in additional labor costs of $145 million. Finally, the report noted that the City’s capital commitment plan for fiscal year 2005 is substantially higher than the City announced it would be one year ago, and that the plan assumes that the State will provide the $1.3 billion in capital funds each year, beginning in fiscal year 2005, to match the City’s capital contribution to the DOE.

On May 26, 2004, the staff of the OSDC issued a report on the Executive Budget for fiscal year 2005. The report identified net risks which, when added to the gaps projected in the April Financial Plan, would result in gaps of $615 million, $4.9 billion, $5.4 billion and $4.7 billion in fiscal years 2005 through 2008, respectively. The risks to the April Financial Plan identified in the report include: (i) the uncertainty of the amount and form of federal and State gap-closing assistance, totaling $150 million and $400 million, respectively, assumed in the April Financial Plan for each of fiscal years 2005 through 2008; (ii) the possibility that the City will be required to reduce by $116 million in fiscal year 2005, and approximately $60 million annually in fiscal years 2006 through 2008, the projected tobacco settlement revenues with respect to outstanding TSASC bonds that would otherwise accrue to the City’s budget; (iii) possible increased spending for uniform agency overtime of $150 million in each of fiscal years 2005 through 2008; (iv) possible increased spending of $100 million annually beginning in fiscal year 2005 if the City is required to reallocate City funding from existing educational programs to match a State grant; and (v) assumed productivity savings totaling $95 million in fiscal year 2005 and approximately $300 million annually in subsequent fiscal years if the City fails to obtain productivity savings from unions representing all other City employees which are comparable to the savings provided for in the DC 37 settlement. In its report, the staff noted that tax revenues could exceed April Financial Plan projections by $250 million in fiscal year 2004 and $200 million in fiscal year 2005, which could partially offset the risks identified for fiscal year 2005.

The report noted that while these risks should not interfere with the City’s ability to balance the fiscal year 2005 budget because of the availability of reserves and other resources, the City should begin the process to identify recurring actions to close the fiscal year 2006 budget gap and narrow the gaps in subsequent years. The report also expressed concern that higher long-term interest rates and large federal deficits will slow economic activity.

In addition to the risks identified in the report, the report noted that wage increases at the projected inflation rate, without productivity savings, would increase costs by $220 million, $700 million and $1.2 billion in fiscal years 2006 through 2008, respectively. The report also noted that the Court of Appeals had ruled that the State formula for distributing State education aid is unconstitutional and a commission appointed by the Governor had made recommendations that could require the City to increase its contribution by between $200 million and $475 million annually. In addition, the report noted that an actuarial consultant hired by the City has completed a biennial review of the methodologies and assumptions used to calculate pension contributions, and has proposed changes in a number of assumptions, such as overtime, that could increase City pension contributions by approximately $250 million annually.

On July 12, 2004, the staff of the Control Board issued a report reviewing the Financial Plan. In its report, the staff noted that the City has adopted a fiscal year 2005 budget that is likely to end the year in balance, and that those risks identified in the report for fiscal year 2005 which materialize could be offset by available resources,
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such as the $300 million general reserve and the write-off of prior year payables. In its report, the staff identified net risks of $660 million, $478 million, $643 million and $734 million for fiscal years 2005 through 2008, respectively, which, when combined with the gaps projected in the Financial Plan, result in estimated gaps of $660 million, $4.2 billion, $5.2 billion and $4.4 billion for fiscal years 2005 through 2008, respectively. These risks include: (i) the assumed receipt of $50 million of federal aid in fiscal year 2005 and $400 million of State aid in each of fiscal years 2005 through 2008; (ii) the possibility that overtime could be greater than expected by $260 million, $253 million, $343 million and $434 million in fiscal years 2005 through 2008, respectively; and (iii) the proposed sale of land to the Battery Park City Authority for $150 million in fiscal year 2005. The report further noted that these risks could be partially offset by greater than projected non-property tax revenues of $150 million and $100 million in fiscal years 2005 and 2006, respectively, and by increased miscellaneous revenues of $50 million in fiscal year 2005, $75 million in fiscal year 2006 and $100 million in each of fiscal years 2007 and 2008.

In addition to the risks identified in the report, the report noted that there are other uncertainties that cannot yet be quantified. The report noted that the recent labor settlements reached by the City, as well as any anticipated settlements with the uniformed services and the teacher’s union, will have expired by fiscal year 2006 and that there is no money set aside in the Financial Plan for future contracts. In addition, the report noted that the State has not yet finalized a plan for education resources required by the New York State Court of Appeals to be implemented by July 30, 2004, which could impact the City’s budget. The report also noted that the City has increased its capital program to reflect new priorities, which will increase debt service.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City anticipates that it will issue $1.5 billion of short-term obligations during fiscal year 2005 to satisfy its seasonal financing needs for its 2005 fiscal year. To finance its projected cash flow needs, the City issued $1.5 billion of short term obligations in fiscal years 2004, 2003 and 2002 and $750 million of short term obligations in fiscal years 2001 and 2000. The delay in the adoption of the State’s budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years.

Outstanding Indebtedness. As of December 31, 2003, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $30,326 billion and $1.953 billion of outstanding net long term debt.

Water, Sewer and Waste. The New York City Municipal Water Finance Authority (“Water Authority”) is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s capital improvement program applicable to the City’s water and sewer system covering fiscal years 2004 through 2013, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $16.9 billion. The City’s capital commitment plan for fiscal years 2004 through 2008 reflects total anticipated City-funded water and sewer commitments of $9.5 billion which are expected to be financed with the proceeds of Water Authority debt.

Since 1993, the United States Environmental Protection Agency (“USEPA”) has issued filtration avoidance determinations (“FADs”) pursuant to which the City is not required to filter water from the Catskill and Delaware Systems. The current FAD extends until further determination is made, now scheduled for April 2007. The City has estimated that if filtration of the Catskill/Delaware water supply system is ultimately required, the construction expenditures required could be between $3 billion and $4 billion.

Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2003 amounted to approximately $4.5 billion.
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New York State

The New York Economy. The New York economy is slowly emerging from recession. The long recovery from the September 11th terrorist attack and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State’s recession. At the beginning of 2003, the State labor market appeared to be improving. However, the employment growth anticipated by the Division of Budget (“DOB”) failed to materialize, in part due to geo-political uncertainties. The State’s unemployment rate was 6.3 percent for 2003, 0.4 percentage points higher than projected. Personal income was also lower than forecast, despite higher than expected inflation. Overall, the performance of the State’s economy was in line with expectations.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the test of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. As defined under NAICS, the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the third largest when measured by income share. New York City is the nation’s leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Economic and Demographic Trends. In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

Recent Events. The State’s current fiscal year began on April 1, 2004 and ends on March 31, 2005. The Legislature has not enacted the annual budget for the 2004-2005 fiscal year. However, on March 31, 2004, it enacted the annual debt service bill, which includes appropriations for all State-supported, contingent-contractual and certain other debt service obligations for the entire 2004-2005 fiscal year.

To avoid service disruptions, the State enacted interim budget legislation on March 31, 2004 that extended certain revenue-raising authority and makes interim appropriations for certain State personal service costs, grants to local governments and other items. Consistent with practices in prior years, the DOB expects that interim appropriations needed to continue State activities will continue to be authorized until the Legislature enacts the annual budget for the 2004-2005 fiscal year.

The State has released its third quarterly update to its Annual Information Statement, dated January 26, 2004 (the “January Update”), which reflects the Governor’s Executive Budget for the 2004-2005 fiscal year and other changes to its financial plan projections. The State financial plan, as updated in the January Update, projects balance on a cash basis for the 2003-2004 fiscal year, with a closing balance in the General Fund of $1.0 billion, which was subsequently revised in a report issued on April 29, 2004 (the “April Report”) to $1.1 billion. The Governor’s Executive Budget projects balance on a cash basis for the 2004-2005 fiscal year, with a closing balance in the General Fund of $964 million. The State financial plan also contains projections of a potential imbalance in
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the 2005-2006 fiscal year of $2.9 billion and in the 2006-2007 fiscal year of $4.3 billion, assuming implementation of the 2004-2005 Executive Budget recommendations and no funding for possible collective bargaining salary increases or productivity savings. In the April Report, the State noted that it had reached tentative collective bargaining agreements with several of the State’s employee unions, and that the State’s largest union had recently ratified the first of these agreements. In the April Report, the State projected that, if all of the State’s employee unions approved comparable agreements, it would result in General Fund costs of roughly $350 million in the 2004-05 fiscal year growing to $1.4 billion by the end of the contract period in the 2006-07 fiscal year. The April Report further noted that, while the current State financial plan has no dedicated reserves for the costs of new labor agreements, additional 2004-05 revenues of between $150 million and $500 million above the Governor’s Executive Budget projections, which had been identified in the consensus revenue agreement reached by the Legislature and the Governor in March 2004, could help to cover these costs.

The January Update identifies a number of risks, including costs that could materialize as a result of adverse rulings in pending litigation, increased school aid funding related to recent court rulings, future collective bargaining agreements with State employee unions and federal disallowances or other federal actions that could produce adverse effects on the State’s projections of receipts and disbursements, as well as risks relating to the national and local economies, including unpredictable events such as a terror attack, the possibility of monetary tightening by the Federal Reserve Board or a decline in consumption growth or the dollar.

The Governor’s Executive Budget contains a number of proposals, including Medicaid and health care cost containment, the State takeover of Medicaid long-term care costs, increased school aid funding from the proceeds of video lottery terminals in response to recent court rulings, and extending the suspension of the exemption for sales tax on clothing and footwear.

The Legislature and the State Comptroller will review the Governor’s Executive Budget and are expected to comment on it. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State’s adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB has stated that its belief that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

In addition to certain risks to the national forecast that include, among others, (i) unpredictable events such as a terrorist attack, a destructive attack on oil facilities abroad or a policy shift on the part of oil-producing nations; (ii) a corporate governance scandal of Enron proportions; (iii) the Federal Reserve Board initiating a policy of monetary tightening sooner than anticipated; (iv) households demonstrating a weaker response than expected to the fiscal stimulus provided by the tax cut and (v) a dollar collapse which would impart a substantial inflationary impulse to the economy, there are risks specific to the New York economy. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

The State’s economic expansion is starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.
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As of the close of 2003-04, balances in the State’s principal reserves to guard against unbudgeted risks totaled $815 million. The reserves include $794 million in the Tax Stabilization Reserve Fund and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State’s reserve levels, the Governor has proposed legislation to increase both the maximum size of the State’s rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the General Fund will reach its statutory maximum balance of 2 percent or $840 million with the next annual deposits.

The State is negotiating new labor contracts with nine State employee unions. On April 27, 2004, the State’s largest union, the Civil Service Employee Association (“CSEA”), ratified the first of these agreements, and the United University Professions (“UUP”) membership is scheduled to vote on an agreement shortly. The tentative agreement reached with the CSEA and UUP includes an $800 nonrecurring lump sum payment and salary increases of 2.5 percent in 2004-2005, 2.75 percent in 2005-2006, 3 percent in 2006-2007, and a base salary increase of $800 effective March 31, 2007 for CSEA and July 1, 2007 for UUP. If similar agreements are reached with the remaining unions, the General Fund costs would be approximately $350 million in 2004-2005 growing to $1.4 billion by the end of the contract period in 2006-2007.

The federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined.

On August 6, 2003, the Local Government Assistance Corporation (“LGAC”) board of directors unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide NYC the fiscal relief it sought, but without the legal uncertainty associated with the current legislation.

The proposed 2004-05 Financial Plan assumes pensions reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised DOB that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

Aside from the $21 million in the Contingency Reserve Fund described above, the current State Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, the cost of collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect State finances.

Prior Fiscal Years. In the April Report, the DOB estimated that the State ended the 2003-04 fiscal year on March 31, 2004 with a General Fund operating surplus of $308 million. General Fund receipts, including transfers from other funds, were $42.3 billion. General Fund disbursements, including transfers to other funds, totaled $42.1 billion. The General Fund ended the fiscal year with a balance of $1.1 billion, which included $794 million in the Tax Stabilization Reserve Fund (“TSRF”) (after an $84 million deposit at the close of 2003-04), $21 million in the Contingency Reserve Fund (“CRF”) and $262 million in the Community Projects Fund (“CPF”), which pays primarily for legislative “member items.”

The State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF.

The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other
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Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the forecast set forth in the revised 2002-03 Financial Plan dated February 28, 2003 (the “February Financial Plan”). The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (“CRF”), $159 million in the Community Projects Fund (“CPF”), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year. General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (CRF), $292 million in the Community Projects Fund (CPF), and $29 million in the Universal Pre-Kindergarten Fund. General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2002-03 fiscal year. There were 2,818 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2003, 650,543 persons were members and 313,597 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller (“OSC”) reports the net assets available for benefits as of March 31, 2003 were $97.4 billion (including $2.3 billion in receivables), a decline of $15.3 billion or 13.6 percent from the 2001-02 level of $112.7 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8 percent from the 2001-02 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial
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assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion in 2002 to $106.7 billion on March 31, 2003.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no tax and revenue anticipation note seasonal borrowing in the fifth year). This provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of the LGAC, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

Financing Activities. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the State Legislature.

As of March 31, 2003, the total amount of outstanding general obligation debt was approximately $4.0 billion.

The Debt Reform Act of 2000, which applies to all new State-supported debt issued on and after April 1, 2000, imposes phased-in caps on new debt outstanding and new debt service costs. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2003. On October 30, 2003, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 1.21 percent of personal income and debt service on such debt at 0.52 percent of total governmental receipts compared to the caps of 1.25 percent each. The January Update states that the debt reform projections accompanying the State’s financial plan estimate that the State will remain in compliance with both debt caps throughout the projection period, with debt outstanding projected to be 2.46 percent of personal income and debt service to be 2.18 percent of total governmental receipts. The projected statutory caps for each measure would be 3.65 percent by 2008-09.
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Public Authorities — General. As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State Financial Plan Resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced State Financial Plan.

The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State’s financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-2005 Executive Budget reserves all video lottery terminal (“VLT”) revenues to provide sound basic education (“SBE”) funding while the Governor’s Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-2005 to $950 million in 2005-2006 to $1.3 billion in 2006-2007, and ultimately to over $2 billion annually. The 2004-05 Executive Budget also proposes an additional $100 million increase in General Fund support to New York City on a school year basis for this purpose.

Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. Plaintiffs brought a motion to have the court determine the adequacy of the increased shelter schedule.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s financial plans.

Grants to Local Governments. Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The most significant areas of spending in local assistance are for aid to public schools (44 percent) and for Medicaid (22 percent). Other large areas of spending include mental hygiene (6 percent), higher education (6 percent), children and family services (4 percent), welfare assistance (4 percent), general purpose aid to counties and municipalities (3 percent), preschool special education (3 percent) and public health (2 percent).

Local assistance spending is projected to be $28.46 billion in 2004-05, a decrease of $856 million (2.9 percent) from 2003-04, and is projected to increase by $2.34 billion (8.2 percent) in 2005-06 and another $1.86 billion (6.0 percent) in 2006-07, primarily attributable to growth in the areas of Medicaid, welfare and school aid. Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion. Reforms are proposed to continue to provide planned fiscal relief to New York City while eliminating legal concerns associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC and reduce total taxpayer costs (financed by both State and City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to New York City to help finance this refunding by directing certain State sales tax receipts previously received by the State to New York City. In addition, the recommendations would generate recurring savings to New York City of another $80 million through a variety of proposals.

Excluding payment deferrals, the annual increase in local assistance spending would be $970 million and is primarily attributable to higher spending in Medicaid ($373 million), Higher Education Services Corporation ($176 million), school aid ($169 million), preschool special education programs ($89 million), Office of Children and Family Services ($57 million) and mental hygiene ($55 million).
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APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA
The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1.24 billion, $400 million of which was paid in fiscal year 1998-1999 and another $600 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 resulted in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year’s budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee’s retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees’ Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved
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General Fund at the end of fiscal year 1999-2000. The ending General Fund balance did not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years.

On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State’s 16 university campuses and 59 community colleges. North Carolina’s citizens approved the $3.1 billion bond package—the largest in State history—on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State’s teachers’ salaries up to the national average. State employees received 4.2% raises and $500 bonuses disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee’s health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

On August 24, 2000, the State Supreme Court issued an order in the Chrysler Credit case denying the State’s request for discretionary review of a decision of the State Court of Appeals. As a result, the State was required to refund $20.5 million of taxes previously paid by Chrysler. On November 1, 2000, the State Court of Appeals issued an order accepting the State’s motion to dismiss an appeal previously filed by the State in the Ford Motor Credit case. As a result, the State was required to refund $38.2 of taxes previously paid by Ford.

On May 1, 2001, the State Office of State Budget, Planning and Management and the Fiscal Research Division of the State General Assembly estimated there would be a General Fund revenue shortfall of $697.1 million from the authorized 2000-2001 fiscal year budget, and a total budget shortfall for fiscal year 2000-2001 of approximately $850 million. The shortfall was attributed to four major factors: (1) the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 budget year that should have been refunded in the prior year, creating a corresponding decrease in revenues; (2) the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State, creating an $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes; (3) the State’s share of the federal Medicaid program generated expenses approximately $108 million greater than the budgeted appropriation for this purpose; and (4) decreased revenues attributable to a general slow down of the national economy resulted in a forecasted general revenue shortfall of $300 to $450 million, particularly affecting revenues from taxes associated with the State’s manufacturing sector. Also, the general economic slow down and its effects on capital markets lead to decreases in taxes attributable to capital gains income. The slow down resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes, and sales taxes.

In response to the budget shortfall, the Governor, as Director of the Budget, issued Executive Order No. 3 directing a number of actions to be taken to insure the State met its constitutional requirement of a balanced budget. Specifically, the Governor identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources consisted of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use, and the identification and use of available reserves.

At the end of fiscal year 2000-2001, General Fund revenues, including tax, non-tax, diverted funds, and delayed reimbursements, fell short of estimated revenue by $598.4 million. Individual income tax fell short of estimates by $259.4 million, sales and use tax payments fell short of estimates by $177.7 million, and corporate income and franchise tax payments fell short of estimates by $149.3 million. With lowered available investment balances in the General Fund, investment earnings fell short of estimates by $43.1 million. Nevertheless, as a result of the actions taken pursuant to Executive Order No. 3, fiscal year 2000-2001 ended June 30, 2001 with a positive General Fund balance of $871.3 million. Along with additional reserves, $157.5 million was reserved in the Savings Reserve Account, and $53.9 million was reserved in the Retirees’ Health Premiums Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 2000-
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2001. The ending General Fund balance included $448.6 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years, and $178.5 million of unexpended budgetary shortfall funds reserved pursuant to Executive Order No. 3 restricting State expenditures.

On September 21, 2001, the General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which rescinded previous Executive Order No. 3 and identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the
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General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

A budget surplus of $235.1 million is projected for the end of fiscal year 2003-3004. This budget surplus is the result of the steady improvement in the State’s economy, which has seen a drop in the unemployment rate below the national average, increased consumer spending, and stronger than expected tax revenue growth.
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On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers will receive their first pay raises in three years - the greater of $1,000 or 2.5% of their current salaries. Teachers will get an average raise of 2.5%. State university faculty will also receive an average 2.5% raise, while community college faculty will get a 4.5% raise. Retired State employees will get a 1.7% cost of living adjustment. The budget provides public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four prekindergarten program. Another $4 million is provided to hire 80 school nurses. $6.6 million is budgeted to provide health insurance for children of the working poor, $4 million is provided to hire 75 to 100 additional child abuse care workers, and $3 million will be used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients will receive $5 million, while $2 million will be distributed among 100 shelters for domestic violence victims. $2.7 million will be used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million will be used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million is allocated to a fund for underground storage tank cleanup.

On July 18, 2004, the General Assembly also approved the issuance of $468 million in certificates of participation over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities. The funds would also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment. The funds would also be used to build new juvenile detention facilities. Such certificates of participation do not require voter approval and will be repaid from receipts from two of the funds from the national tobacco settlement. As of July 26, 2004, Governor Michael Easley has not signed or vetoed the act authorizing this debt.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2000 was positive $265.7 million, as of June 30, 2001 it was negative $32.4 million, as of June 30, 2002 it was negative $349 million, and as of June 30, 2003 it was negative $167 million.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly established the Golden LEAF Foundation, which will receive 50% of these settlement payments. This foundation awarded $5.1 million in grants during the 2000-2001 fiscal year, $10.5 million in 2001-2002, and another $17.3 million during 2002-2003. As of June 30, 2003, the Golden LEAF Foundation had approximately $250 million in current assets. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. As of June 30, 2001, these two trust funds had unreserved fund balances of $73.8 million and $85.6 million, respectively. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.
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The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,848,300 jobs as of May 2004. The largest segment of jobs was approximately 1,226,900 in various service categories, followed by 725,800 in trade, transportation, and utilities, and 558,500 in manufacturing. Based on May 2004 data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, and eighth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1993 to 2003 grew from $19,770 to $27,711, an increase of 40%. During the same period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,549,800 to 4,192,900, an increase of 18%, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As determined by the North Carolina Employment Security Commission, the seasonally-adjusted unemployment rate in May 2004 was 5.3% of the labor force, as compared to the nationwide unemployment rate for the same period of 5.6%.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Hoke County et al. v. State of North Carolina, et al. (formerly Leandro, et al. v. State of North Carolina and State Board of Education)—Funding of Public Education. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North

Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the North Carolina Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. The cost of future programs which the trial court may order could exceed $100 million. The State has appealed this decision, and oral argument was heard by the North Carolina Supreme Court on September 10, 2003. The State Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al.—Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North Carolina Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.
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The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal. On appeal, the North Carolina Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Discretionary review of this appeal was granted by the North Carolina Supreme Court on February 5, 2004.

For the last fiscal year for which information was available to them, plaintiffs alleged liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The State Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

3. Southeast Compact Commission—Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United State Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The State Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

4. State Employees Association of North Carolina v. State of North Carolina; Stone v. State of North Carolina—Diversion of Employer’s Retirement System Contribution. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the North Carolina Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the North Carolina Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration. In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the retirement system has been certified and the case is proceeding through class notification and toward trial. The State Attorney General’s office believes that sound legal arguments support the State’s defense of these cases.

5. Cabarrus County v. Tolson—Diversion of Local Government Tax Reimbursements and Shared Revenue. On September 17, 2002, six counties and three municipalities filed suit against the State Secretary of Revenue demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. The Governor, in the exercise of his constitutional responsibility to balance the State budget, withheld tax revenues designated by statute for payment to local governments. Summary judgment was granted in favor of the State on all issues, and Plaintiffs have filed a notice of appeal to the North Carolina Court of Appeals. The State Attorney General’s office believes that sound legal arguments support the State’s defense of this action.

6. Goldston, et al. v. State of North Carolina, et al.—Diversion of Highway Trust Funds. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No.

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19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary Judgment was granted in favor of the State on all issues, and Plaintiffs have filed a notice of appeal to the North Carolina Court of Appeals. The State Attorney General’s office believes that sound legal arguments support the State’s defense of this action.

7. Diana Coley, et al. v. State of North Carolina, et al. (formerly Edward N. Rodman, et al. v. State of North Carolina, et al).—Retroactive Income Tax Rates. On April 25, 2003, Plaintiffs filed suit against the State and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina’s state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive mid-year tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. This case is currently pending in before the trial court. The State Attorney General’s office has filed a motion to dismiss and believes sound legal arguments support dismissal of the case.

8. Medical Mutual Insurance Corporation of North Carolina v. The Board of Governors of the University of North Carolina and its Constituent Institution, East Carolina University, the East Carolina School of Medicine, et al.—Insurance Policy Termination Premium. On March 18, 2003, Medical Mutual Insurance Corporation of North Carolina (“MMI”) filed this action in Wake County Superior Court against the Board of Governors of the University of North Carolina, East Carolina University Brody School of Medicine (“ECM”), and various doctors. In 2002, in order to raise additional capital, MMI demanded that all policy holders, including ECM, purchase guaranteed capital shares under threat of termination or nonrenewal of policies. In the face of MMI’s demand, ECM decided to purchase insurance for almost all of its healthcare professionals from another insurance company. In this lawsuit, MMI claims that ECM’s decision not to purchase insurance for all its healthcare professionals from MMI triggered an obligation to pay a termination fee to MMI of approximately $26.7 million. ECM believes that MMI is not entitled to any further payments. The State Attorney General’s Office believes that no fee may be owed because of MMI’s termination of the contract; however, in the event that a fee is owed, the State Attorney General’s Office believes that it would be substantially less than $26.7 million. The suit is pending in Superior Court and related administrative proceedings before the State Department of Insurance are ongoing. The parties are also engaged in settlement discussions.

9. Lessie J. Dunn, et al. v. State of North Carolina, et al.—Tax on Non-State Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The State Attorney General’s office is presently reviewing the case; however, the potential impact, if any, on State resources has not been determined at this time.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. A total of $300 million of the authorized highway bonds remains unissued.

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On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds. A total of $16 million of the authorized natural gas bonds remains unissued.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds. A total of approximately $225.5 million of the authorized clean water bonds remains unissued, and a total of approximately $1,368 million of the authorized higher education bonds remains unissued.

In addition, the State refinanced over $883 million of its existing debt in 2002 and 2003 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments.

Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. The final estimate of property damage caused by the storm and its aftermath is $6 billion. In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the State’s general obligation bonds.

Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, business, and farms. 47 of the State’s 100 counties were declared disaster areas. The State Department of Agriculture reports that damage to crops, livestock, and farm structures in the State exceeds $152 million. Damage to timber in the State is estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits has been approved. The federal government covers 75 percent of the costs; the State pays the other 25 percent.

Currently, Standard & Poor’s and Fitch both rate the State’s general obligation bonds as AAA. On August 19, 2002, Moody’s downgraded the State’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited the State’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. This represents the first time since 1960 that the State has had less than a AAA rating on its general obligation bonds.
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APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO
The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2002-03 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$ 849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069
2002-03	2001	2003	52,338	396,539

In the 1992-93 biennium, State and national fiscal uncertainties necessitated several steps to achieve GRF positive ending balances. An interim appropriations act was enacted effective July 1, 1991 and the general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the resources appropriated was $200 million from the BSF to the GRF. To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) In addition, the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF, and other administration revenue and spending actions were taken.

Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350 million and tax revisions that produced additional revenue of $194.5 million. As a first step toward BSF replenishment, $21 million from the GRF ending balance was deposited in the BSF.

For the 1994-95 biennium, expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535.200 million to the BSF, and $322.8 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes, and $30 million was transferred to a new transportation infrastructure fund. Approximately
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$400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending balance, $250 million was directed to school building construction and renovation, $94.4 million to the school computer network, $44.2 million to school textbooks and instructional materials and a distance learning program, $34.4 million to the BSF, and $262.9 million transferred to the State Income Tax Reduction Fund.

For the 1998-99 biennium, GRF appropriations of approximately $36 billion provided significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the Income Tax Reduction Fund, $200 million into public school assistance programs, and $44.184 million into the BSF. Of the GRF biennium-ending fund balance $325.7 million was transferred to school building assistance; $293.185 million to the State Income Tax Reduction Fund; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1.002 billion (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

Then in March 2001 new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure a positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above and authorization to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million (representing the historical 0.5% year end cash flow allowance). The State ended Fiscal Year 2001 with a GRF cash balance of $817.069 million and fund balance of $219.414 million making that transfer unnecessary.

In the 2002-2003 biennium, ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures for Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames-the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major GRF funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:
•	Transfer up to $150 million from the BSF to the GRF for increased Medicaid costs.
•	An additional $10 million from the BSF to an emergency purposes fund.
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•	Transfer to the GRF in Fiscal Year 2002 of the entire $100 million balance in the Family Services Stabilization Fund.

Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and the Senate, and in the act as passed and signed. The same was true for the separate appropriations acts.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for the current Fiscal Year of $709 million and of $763 million for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

December legislation, the more significant aspects of which included:
•	Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604 million).
•	Reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.
•	Reducing appropriation spending authorizations for the legislative and judicial branches.
•	Making certain tax-related changes (including accelerating the time for certain payments).
•	Authorizing Ohio’s participation in a multi-state lottery game, estimated to generate $41 million in Fiscal Year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These updated GRF revenue shortfall estimates were approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken in Fiscal Year 2002 and will be taken as necessary to ensure positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for among other things:
•	Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds to the GRF.
•	$50 million reduction of the Fiscal Year 2002 ending GRF balance (to $100 million, from its previously budgeted level of $150 million).
•	Increased cigarette tax by 31(cent) per pack (to a total 55(cent) a pack). The increase is estimated by OBM to produce approximately $283 million in Fiscal Year 2003.
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•	Transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of $345 million in additionally authorized general obligation bonds.
•	Extension of the State income tax to Ohio-based trusts (a “sunset” provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law “economic stimulus changes” by modifying existing State law tie-ins to the federal tax base. The combination is estimated by OBM to produce approximately $283 million in Fiscal Year 2003.
•	Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation were aimed at the future, rather than the 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

Several categories of Fiscal Year 2002 GRF tax receipts were below those receipts in the prior Fiscal Year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108.306 million (fund) and $619.217 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.6 million). The Fiscal Year ending BSF balance was $427.904 million, with that entire balance appropriated to GRF use if needed in Fiscal Year 2003.

On July 1, 2002, the first day of Fiscal Year 2003, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40 million, OBM in late January 2003 announced an additional GRF revenue shortfall of $720 million for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121.6 million of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly’s prompt consideration the following additional revenue enhancements, transfers and expenditure reduction for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:
•	A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million in savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.
•	Transfers to the GRF from unclaimed funds ($35 million) and various rotary funds ($21.4 million).
•	A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million.
•	An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140 million.
•	A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18.7 million.

The Governor proposed enactment of these legislative authorizations by March 1, 2003 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements (see above) of the Governor’s
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proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

OBM projected at the time that the Governor’s proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly’s enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25, 2003 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million over OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193 million of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52.338 million and $396.539 million, respectively, and a balance in the BSF of $180.705 million.

Additional appropriations actions during the biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

The GRF appropriations bill for the current Fiscal Year 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bill as introduced and in the bill’s versions as passed by the House and the Senate, and in the Act as passed and signed.

The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

The above expenditure levels reflect among other expenditure controls in the Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.
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The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including:
•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies. On December 15, 2003, initiative petitions were filed with the Ohio Secretary of State proposing an earlier reduction (back to five percent) of the State sales tax. If the Secretary of State certifies the sufficiency of the petition signatures for this initiative, the proposal will be forwarded for General Assembly action within four months. If the General Assembly takes no action, or acts to reject or passes the law in amended form, the petitioners may collect additional signatures to submit the proposal to the voters at the November 2004 general election, with the proposed early reduction to take effect 30 days thereafter if approved by the voters.
•	Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)
•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.
•	Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64million annually.
•	Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorizes and OBM plans to transfer into the general revenue fund on or before June 30, 2004 up to $242.8 million of proceeds received from the national tobacco settlement. In addition, the Act reflects the draw down during the biennium of an additional $582 million of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

Based on regular monthly monitoring of revenues and expenditures, OBM on March 8 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) for Fiscal Year 2005, the Governor on March 8, 2004 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000 and set forth plans to reduce State spending by approximately $200million for Fiscal Year 2005, including a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Those annualized reductions are one percent in Fiscal Year 2004 and two percent in Fiscal Year 2005 for corrections, youth services, mental health, and mental retardation and developmental disabilities; and four percent in Fiscal Year 2004 and six percent in Fiscal Year 2005 for other departments and agencies. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. OBM currently anticipates the balance of those revenue reductions will be offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services’ (“ODHS”, now the Ohio Department of Job and Family Services (“ODJFS”)) former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals has ruled in favor of ODHS; plaintiffs’ petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period, beyond the current Fiscal Year, during
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which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State’s share of those additional expenditures would be approximately $240 million. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court. In March 2004, the trial court issued a decision finding no liability with respect to ODJFS. The plaintiff class has filed an appeal from that decision to the Franklin County Court of Appeals. That appeal is currently pending.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 to four months in Fiscal Years 1995, 1997 and 2000. The highest GRF end-of-month cash flow deficiencies were $1.152 billion in 2001, $1.449 billion in 2002 and $1.623 billion in 2003. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for Fiscal Years 2002 and 2003, none of the moneys is to be applied to existing operating programs of the State. (As discussed above, there has been and is to be a use of a portion of settlement moneys to assist in addressing the State’s recent GRF revenue shortfall situation.) Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas in the State.

Under the current financial structure, Ohio’s 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates
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have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

Litigation, similar to that in other states, has been pending in Ohio since 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs’ filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

In response to that litigation, the General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized the plaintiffs and the Court as “unfunded mandates”.

State appropriations for primary and secondary education made to date for the current 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original State appropriations.

Appropriations for school funding in recent bienniums were $15.2 billion in the 2002-03 biennium (17% increase), $13.3 billion in the 2000-01 biennium (15% increase), $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). Those total State appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). Those lottery profits totaled $686.020 million in Fiscal Year 2000, $655.036 million in Fiscal Year 2001, $635.150 million in Fiscal Year 2002, and $671.352 million in Fiscal Year 2003. Ohio participation in the multi-state lottery commenced on May 1, 2002. A constitutional provision requires that net lottery profits be paid into the LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose, recent
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appropriations, decreasing in each biennium, were $100.800 million in 1998-99, $23.7 million in 2000-01, and $1.0 million in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 2001, Ohio’s gross state product (GSP) totaled $374 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector ($79 billion) and fourth in durable goods ($52 billion). As a percent of Ohio’s 2001 GSP, manufacturing was responsible for 21%, with 20% attributable to the services sector and 18% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2001 merchandise exports totaling $27 billion. The State’s leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for approximately 60% of that total. In addition, with 14.9 million acres (of a total land area of 26.4 acres) in farmland and an estimated 78,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio’s economy. Ohio’s 2001 crop production value of $2.69 billion represented 2.8% of total U.S. crop production value. Ohio ranks in the top five states in the production of soybeans, wheat, corn, tomatoes, eggs, swiss and cottage cheese, milk sherbet and mushrooms. In 2001, Ohio’s agricultural sector output totaled $5.5 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.1 billion.

The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and ninth in coal production.

Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise increased steadily through 2000. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 84% of all nonagricultural payroll workers in Ohio. The average unemployment rate in Ohio has lately been the same or slightly higher than the national rate. For example, Ohio was 5.7%, the same as the national rate of 5.7% (seasonally adjusted) for March 2004.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group

Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	14.	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

The State’s July 2003 population estimate was 11,435,800.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively, although Moody’s (in December 2001) and Standard & Poor’s (in June 2002) have issued negative outlooks for Ohio bonds.
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APPENDIX K

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.
The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Recent Developments

The Comprehensive Annual Financial Report (“CAFR”) for the fiscal year ended June 30, 2003 was issued on May 28, 2004. The CAFR, beginning with the one issued for the fiscal year ended June 30, 2002, incorporates several new accounting and reporting standards that affect the comparability of financial information for that fiscal year and subsequent fiscal years to GAAP basis financial information reported for fiscal years prior to the adoption of the new standards. Also beginning with the fiscal year ended June 30, 2002, the CAFR provides a new presentation of government-wide financial statements that are intended to provide an all-encompassing view of a government’s financial condition and activities.

Greater than projected growth in the national economy during the second half of 2003 contributed to Commonwealth revenues exceeding the budget estimate, certified in March 2003, for fiscal year 2004. Actual Commonwealth revenues for fiscal year 2003-04 General Fund totaled $22.8 billion, which was $636.9 million or 2.9 percent above estimate. However, that nearly 60 percent of the surplus came from corporate taxes and escheats, and a Department of Revenue Press Release states that it is unlikely that corporate revenues will continue to grow at such a high rate in the coming year. On July 4, 2004, Governor Rendell signed a $22.8 billion budget for the 2004-05 fiscal year, marking the second year of significant increases in education spending. The budget represents a 4.3 percent overall increase. The Governor also signed legislation that expands legalized gambling in the state. The legislation is a part of the Governor’s program to lower local property taxes by increasing state funding of education at the local level. Revenues from the expansion of legalized gambling are not General Fund revenues.

Recent Financial Results

During the five-year period from fiscal year 1999 through fiscal year 2003, total revenues and other sources increased by an average of 4.3 percent annually. Tax revenues during this same period increased by an annual average of 1.9 percent. During the past several fiscal years slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund.

Expenditures and other uses during the fiscal years 1999 through 2003 rose at an average annual rate of 5.7 percent. Comparison of expenditures by individual category in fiscal year 2002 and 2003 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

The fund balance at June 30, 2003 totaled $2,357.7 million, a decrease of $665.1 million from the balance at June 30, 2002 (restated).
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Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9 percent or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2 percent below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

Commonwealth tax revenues for the fiscal year declined 2.6 percent from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Non-tax revenue receipts were $155.4 million (24.2 percent) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments. Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2 percent over fiscal year 2001 reserves. Tax and tax rate changes are believed to have contributed to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year. Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5 percent increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during fiscal year 2002.

The Commonwealth has restated its GAAP basis financial statements for the fiscal year ended June 30, 2002. This restatement was triggered by a reporting change for certain assets included in the June 30, 2002 audited financial statements for the State System of Higher Education (“SSHE”), which is a component unit of the Commonwealth for which separate audited financial statements are obtained. Since the auditors for the 2002 GAAP Financial Statements rely on the audits of component units of the Commonwealth and related opinions, the auditors for the 2002 GAAP Financial Statements determined that the audit developments affecting SSHE required a restatement of the 2002 GAAP Financial Statements.

For GAAP purposes, the General Fund reported a fund balance (restated) of $3,022.8 million at June 30, 2002, a decrease of $1,622.1 million from the reported $4,644.9 million fund balance at June 30, 2001. On a net basis, total assets decreased by $206.2 million to $8,136.9 million.
For GAAP purposes, total assets (on a net basis) decreased by $490.3 million to $7,692.9 million. Liabilities increased by $1,092.4 million to $4,790.6 million largely because of a mandatory offsetting change in deferred revenues related to how taxes receivable are reported.

The slowing national economy led to lower tax revenue collections during fiscal year 2002. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during fiscal year 2002.
The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year. The General Fund total fund balance decrease includes the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, the General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth’s primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of almost $475.5 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $80.9 million.

At June 30, 2003, the General Fund reported a fund balance of $2,357.7 million, a decrease of $655 million from the reported $3,022.8 million fund balance at June 30, 2002. On a net basis, total assets increased by $388 million to $8,525 million. Liabilities increased by $1,053 million to $6,167 million largely because of a $383 million increase in accounts payable. A large part of the $665 million net decrease in General Fund fund balance was because the General Fund transferred $903 million to other Funds and provided $1,037 million to component units. Without these items, the General Fund would have increased by $1,275 million. Total General Fund
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expenditures increased by 8.2 percent during the fiscal year ended June 30 2003, on a reported basis, largely because of a sharp increase in expenditures for medical and other assistance (reported as part of health and human services) and a change in classification for component unit subsidies. General Fund tax revenues increased by 4.9 percent due to economic growth and, to a large degree, by increases in cigarette tax rates. Intergovernmental revenues increased by 11.1 percent due to increases in federally-funded programs, particularly medical and other assistance. Total General Fund revenues increased by 6.1 percent during the fiscal year. The overall decrease in fund balance ($665 million) during the fiscal year was an improvement of $957 million over the prior year fiscal year decrease in fund balance ($1,622 million). On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline.

Continued slow growth in the national economy since the recession of 2001 impacted the Commonwealth tax and revenue collections in fiscal year 2003. Actual fiscal year Commonwealth revenues were below estimate by 2.3 percent or $497.6 million. Total fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million. Actual expenditures from fiscal year 2003 appropriations were 1.4 percent or $295.7 million below the original enacted amounts for fiscal year 2003. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million. As result of financial operations during fiscal year 2003, efforts to reduce expenditures and the General Assembly’s repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund. As result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased 11.0 percent from fiscal year 2002 levels. Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.3 billion to $21,314.5 million in fiscal year 2003, a 6.3 percent increase. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal 2003 budget. While Commonwealth revenues increased year over year, revenues were below the estimate enacted with the fiscal 2003 budget. Non-tax revenues, particularly earnings on investments and escheats, exceeded the estimate by $15.7 million or 2.0 percent. Reserves for tax refunds in fiscal year 2003 were $929.6 million, a decrease of $37.6 million or 3.9 percent from fiscal year 2002 levels.

Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $21,671.9 million, representing an increase of $797.5 million or 3.8 percent from fiscal year 2002 levels. A total of $466.9 million in appropriations were lapsed in fiscal year 2003 as part of a comprehensive effort by the executive branch to limit expenditures in response to revenue collections below the estimate enacted with the 2003 budget. The fiscal year 2003 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2002.

The enacted fiscal year 2004 budget, as approved by the Governor on December 23, 2003, provided $21,763.4 million of appropriations from Commonwealth revenues, an increase of 6.7 percent over appropriations for fiscal year 2003. Commonwealth revenues are budgeted to total $21,156.6 million, an increase of 3.8 percent over fiscal year 2003 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the revised beginning balance of $196.2 million and from $411.0 million of available federal fiscal relief. The amount of the anticipated draw down does not take into consideration the possible availability of appropriation lapses that normally occur during a fiscal year and fund supplemental appropriations or increase unappropriated surplus.

The initial fiscal year 2004 budget estimate for Commonwealth revenues was prepared in March 2003 at the time of budget enactment based upon a “low growth” economic forecast for national real gross domestic product during the second quarter of 2003 to the second quarter of 2004. The forecast anticipated that growth in the national economy would be below average due to uncertainties at that time, particularly regarding the potential for war with Iraq, an increase in the unemployment rate, and sluggish growth in personal income and personal consumption. Performance of the Pennsylvania economy was anticipated to follow closely the national rate. As result, Commonwealth revenues were projected to total $20,767.3 million, a decrease of 2.6 percent from fiscal year 2003. However, greater than estimated economic performance continued to positively impact Commonwealth
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General Fund revenues and the Commonwealth ended fiscal 2003 - 2004 with revenues totaling $22.8 billion, which is $636.9 million or 2.9 percent above estimate.

The fiscal year 2004 budget was enacted in two parts in March and December 2003. As enacted in March 2003, the fiscal year 2004 budget provided $16,166.6 million of appropriations of Commonwealth revenues, a decrease of $4,500 million, or 22 percent from fiscal year 2003 appropriations. This decrease is the result of the decision by the Governor to veto $4,111.3 million in appropriations for aid to local school districts. An additional $731.6 million in non-preferred appropriations for aid to certain Commonwealth higher education institutions, which was included in the Governor’s proposed 2004 budget, was not enacted by the General Assembly in March 2003. On December 23, 2003 the remaining portions of the fiscal year 2004 budget were enacted, providing appropriations totaling $21,763.4 million, an increase of 6.7 percent from fiscal year 2003. A significant portion of the increase, $478.2 million, was utilized to restore appropriation cuts enacted in March 2003. A total of $224.6 million in additional funding for core educational programs was enacted in December 2003. The enacted fiscal year 2004 budget reduces the use of non-recurring revenue sources and reliance on intergovernmental transactions by nearly $1.0 billion, a decrease of 45 percent. The enacted budget excludes $150 million in debt service expenditures normally funded from Commonwealth revenues that are to be paid from other sources. Intergovernmental transfers of $643.7 million are offsetting a corresponding amount of medical assistance and long term care expenditures, and a total of $411.0 million in available federal fiscal relief was utilized for the fiscal year 2004 budget.

As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were not enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The proposal expected to increase, over time, the Commonwealth’s subsidy of local public school costs to 50 percent of total costs in aggregate. Funds for education at the local level totaling nearly $1.0 billion were proposed to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program was proposed to come from $2,025 million of debt issued over more than three fiscal years.

Major portions of the Governor’s economic stimulus proposal were enacted with the passage of Act 10 of 2004 and Acts 12, 22 and 23 of 2004. Act 22 created the Commonwealth Financing Authority (the “Authority”), an independent authority with the power to issue debt of the Authority for the purposes of funding certain activities of the economic stimulus program. On February 12, 2004, the General Assembly approved Act 10 of 2004 which authorized a ballot referendum pertaining to the Governor’s proposed water and sewer infrastructure program. According to uncertified election results, on April 27, 2004, the voters of the Commonwealth approved a ballot referendum authorizing the Commonwealth to incur an additional $250 million in general obligation debt for the funding of certain local water and sewer capital infrastructure projects directly related to economic development projects funded via the Governor’s economic stimulus program.

On July 4, 2004, Governor Rendell signed a $22.8 billion budget for the 2004-05 fiscal year, marking the second year of significant increases in education spending. The budget represents a 4.3 percent overall increase. The Governor also signed legislation that expands legalized gambling in the state as a part of his program to lower local property taxes by increasing state funding of education at the local level.
Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

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Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 1990’s. From 1994 through 2003, Pennsylvania’s annual average unemployment rate was below the Middle Atlantic Region’s average, but slightly higher than that of the United States. As of April 2004, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.3 percent.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2003 increased at an annual rate of 1.0 percent. This compares to a 1.2 percent rate for the Middle Atlantic region and a 1.5% rate for the United States as a whole during the period 1993 through 2002.
The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.
Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2003, the Commonwealth had $6,767.2 million of general obligation debt outstanding.
Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.
Certain State-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 26, 2003.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $840.6 million in Special Revenue bonds outstanding as of June 30, 2003.
There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation

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is constitutional. Approximately 3,500 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until that is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Powell v. Ridge

Over recent years, there have been three suits directed at school funding, Marrero v. Commonwealth; Pennsylvania Association of Rural and Small Schools v. Ridge; and Powell v. Ridge. The first two have been resolved in the Commonwealth’s favor. The third, Powell v. Ridge, remains pending but does not appear to present a viable claim in its current form. In 1998, a suit was filed in the United States District Court for the Eastern District of Pennsylvania on behalf of a variety of plaintiffs, including the School District of Philadelphia, the parents of several Philadelphia school children, local community organizations, and the City and Mayor of Philadelphia. The suit alleges that the Commonwealth’s formula for distributing school funding provides less money to districts with a majority non-white population than it does to similarly situated districts that have a majority of white students. The suit claims that the funding disparities ultimately injure non-white students by limiting their educational opportunities. The plaintiffs seek a declaration that the Commonwealth’s funding practices and policies discriminate against minority students in violation of Federal law, and they seek an injunction prohibiting the Commonwealth prospectively from using a discriminatory school funding scheme. Since June 23, 2000, the case has been in civil suspense for a variety of reasons. Most recently, the court continued the stay of proceedings until the U.S. Court of Appeals for the Third Circuit and the U.S. Supreme Court decided other cases that likely would directly affect the plaintiffs’ claims. Those decisions have now been issued and make clear that the plaintiffs’ claims, as currently pled, are not viable.

In Alexander v. Sandoval, 532 U.S. 275 (2001), the U.S. Supreme Court held that no party other than the federal government may bring suit to enforce regulations promulgated by a federal agency under Title VI of the Civil Rights Act of 1964 prohibiting federally-funded programs from having racially discriminatory effects. Then, in South Camden Citizens In Action v. New Jersey Dep’t of Env. Prot., 274 F.3d 771 (3d Cir. 2001), cert. denied, 122 S. Ct. 2621 (2002), the U.S. Court of Appeals for the Third Circuit ruled that a plaintiff also could not seek to enforce Title VI regulations prohibiting discriminatory effects in federally-funded programs under 42 U.S.C. (beta) 1983. The principles applied by the Court of Appeals in South Camden Citizens In Action were endorsed by the U.S. Supreme Court in Gonzaga Univ. v. Doe, 122 S. Ct. 2268 (2002). Based on these cases, it seems clear that the claims now presented by the plaintiffs in Powell v. Ridge cannot proceed as they are pled. Though South Camden Citizens In Action was decided finally in June, no party has taken action to lift the stay in Powell. Based on statements to the district court made by some of the Powell plaintiffs in 2001, the defendants — the Governor, the Secretary of Education, the State Treasurer, and the chair of the State Board of Education — anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act. However, the U.S. Court of Appeals has made clear: To prove intentional discrimination by a facially neutral policy [actionable under Title VI of the Civil Rights Act,], a plaintiff must show that the relevant decision-maker (e.g. a state legislature) adopted the policy at issue “because of,’ not merely in

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spite of,’ its adverse effects upon an identifiable group.” A mere awareness of the consequences of an otherwise neutral policy will not suffice.

PPG Industries, Inc. v. Commonwealth of Pennsylvania

By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania’s capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further, the Court directed the Commonwealth Court must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKesson v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990). i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce.

During the course of the litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation. However, the Commonwealth announced a retrospective remedy on April 29, 2002, which appears to be revenue neutral and satisfactory for in-state manufacturers. However, out-of-state manufacturers have appealed, involving an undetermined but significant dollar amount.

Unisys Corporation v. Commonwealth
Unisys challenged the statutory three-factor apportionment formula used for the appointment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. Its argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument which was based on 72 P.S. ss.7401(3)2.(a)(18). The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. On October 25, 2002, the Court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth’s statutory apportionment formula. Unisys filed an application for re-argument which was denied. Unisys has filed a petition for certiorari to the U.S. Supreme Court which was also denied. The decision in this case denied relief to the taxpayer because it failed to carry its burden of proof and did not resolve the underlying issue. Thus, the decision has very limited application to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars.
Northbrook Life Insurance Co., No. 1120 F&R1996.

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying obligations of other companies, an assessed insurance company may claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments and annuity assessments. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim a credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period from 1992 to 1995 and not all annuity considerations were subject to tax. The Pennsylvania Department of Revenue allowed credits for assessments paid on taxable annuity

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considerations, but credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only assessments paid on taxable annuities and taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

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CMA PENNSYLVANIA MUNICIPAL MONEY FUND
PART C.    OTHER INFORMATION

Item 22.    Exhibits.

Exhibit Number			Description

1	(a)	—	Declaration of Trust of the Registrant dated February 6, 1987.(a)

	(b)	—	Amendment to the Declaration of Trust.(a)

	(c)	—	Instrument establishing CMA Pennsylvania Tax-Exempt Fund as a series of the Registrant.(a)

	(d)	—	Change of series designation to CMA Pennsylvania Municipal Money Fund (the “Fund”), filed May 9, 1993.(a)

	(e)	—	Certification of Amendment to Declaration of Trust dated April 11, 2002.(k)

	(f)	—	Certification of Amendment to Declaration of Trust dated April 11, 2002.(l)

2		—	Amended and Restated By-Laws of the Registrant dated April 25, 2000.(h)

3		—	Portion of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of shares of the Fund as a series of the Registrant.(b)

4	(a)	—	Form of Management Agreement between the Registrant and Fund Asset Management, L.P.(a)

	(b)	—	Supplement to the Management Agreement with Fund Asset Management, L.P.(c)

5		—	Unified Distribution Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(j)

6		—	None.

7		—	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.(i)

8	(a)(1)	—	Amended Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement between the Registrant and Financial Data Services, Inc.(a)

	(a)(2)	—	Form of Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(g)

	(b)	—	Form of Cash Management Account Agreement.(m)

	(c)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(d)

9		—	Opinion of Brown & Wood LLP, counsel for the Registrant.(e)

10		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.

11		—	None.

12		—	Certificate of Fund Asset Management, L.P.(a)

13		—	Form of Amended and Restated Distribution and Shareholder Servicing Plan between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(j)

14		—	None.

15		—	Code of Ethics.(f)
15		—	Power of Attorney.(n)

(a)	Filed on July 31, 1995 as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”).
(b)

Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 6 to the Registration Statement; to the Certificate of Establishment and Designation establishing the Fund as a series of the Registrant, filed as Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registration Statement; and to Articles I, V and VI of the Registrant’s By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 6 to the Registration Statement.

(c)	Filed on July 29, 1994 as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(e)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
(g)	Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Merrill Lynch International Equity Fund (File No. 33-44917) filed on September 28, 2001.
(h)	Filed on July 18, 2001 as Exhibit 2 to Post-Effective Amendment No. 13 to the Registration Statement.
(i)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(j)	Incorporated by reference to an exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311), filed on July 23, 2003.
(k)	Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Arizona Municipal Money Fund, a series of the Trust (File No. 33-54492) filed on July 30, 2002.
(l)	Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Arizona Municipal Money Fund, a series of the Trust (File No. 33-54492) filed on July 30, 2002.
(m)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of CMA Tax-Exempt Fund (File No. 2-69877), filed on February 10, 2003.
(n)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 17 to the Registration Statement under the Securities Act of 1933 on Form N-1A of Merrill Lynch Utilities and Telecommunications Fund, Inc., (File No. 33-37103), filed on March 24, 2004.

           Reference is made to the Registration Statements under the Securities Act of 1933 (the “Securities Act”) on Form N-1A in connection with exhibits relating to the CMA Arizona Municipal Money Fund (File No. 33-54492), CMA California Municipal Money Fund (File No. 33-20580), CMA Connecticut Municipal Money Fund (File No. 33-38833), CMA Massachusetts Municipal Money Fund (File No. 33-34610), CMA Michigan Municipal Money Fund (File No. 33-38834), CMA New Jersey Municipal Money Fund (File No. 33-34609), CMA New York Municipal Money Fund (File No. 33-20463), CMA North Carolina Municipal Money Fund (File No. 33-38780) and CMA Ohio Municipal Money Fund (File No. 33-38835).

 Item 23.    Persons Controlled by or under Common Control with the Registrant.

            The Registrant is not controlled by, or under common control with, any person.

 Item 24.    Indemnification.

            Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 7 of the Unified Distribution Agreement.

            Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

            “The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

            Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

            In Section 7 of the unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the distributors within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

 Item 25.    Business and Other Connections of the Manager.

            Fund Asset Management, L.P. (“FAM” or the “Manager”) acts as investment adviser for a number of affiliated open-end and closed-end registered investment companies.

           Merril Lynch Investment Managers, L.P (“MLIM”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

            The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of MLIM, FAM, Princeton Services and Princeton Administrators is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAMD is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, FDS, is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

            Set forth below is a list of each executive officer and partner of the Manager, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since April 1, 2002 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. Additionally, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies for which the Manager, MLIM or an affiliate acts as investment adviser, and Mr. Doll is an officer of one or more such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services from 1997 to 2002; Vice President of FAMD

Robert C. Doll, Jr.	President	President of MLIM; Co-Head (Americas Region) of the Manager from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Director of Princeton Services

Andrew J. Donohue	General Counsel	General Counsel of MLIM; President of FAMD; Senior Vice President, General Counsel and Director of Princeton Services

 Item 26.    Principal Underwriters.

            (a)  Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies: CBA Money Fund; CMA Money Fund; CMA Treasury Fund; CMA Tax-Exempt Fund; nine other series of CMA Multi-State Municipal Series Trust; CMA Government Securities Fund, WCMA Money Fund, WCMA Government Securities Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund and also acts as the principal underwriter for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund V, Inc.,

Corporate High Yield Fund VI, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., Muni Intermediate Duration Fund, Inc., Muni New York Intermediate Duration Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield Michigan Insured II Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Preferred and Corporate Income Strategies Fund, Inc., Preferred Income Strategies Fund, Inc. and Senior High Income Portfolio, Inc. Merrill Lynch acts as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

           (b) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

Name	Position(s) and Office(s) with Merrill Lynch	Position(s) and Office(s) with Registrant
E. Stanley O’Neal	Chairman of the Board, Chief Executive Officer and Director	None
Rosemary T. Berkery	Executive Vice President and General Counsel	None
Ahmass L. Fakahany	Chief Financial Officer and Executive Vice President	None
James B. Gorman	Executive Vice President	None
Judith A. Witterschein	Secretary and First Vice President	None

            (c)    Not applicable.

 Item 27.    Location of Accounts and Records.

            All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

 Item 28.    Management Services.

            Other than as set forth under the caption “Management of the Funds—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under the caption “Management and Advisory Arrangements” in Part I and “Management and Other Service Arrangements” in Part II of the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

 Item 29.    Undertakings.

            (a)    Not applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey, on the 28th day of July, 2004.

CMA MULTI-STATE MUNICIPAL SERIES TRUST (Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/S/ TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

/S/ DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ RONALD W. FORBES* (Ronald W. Forbes)	Trustee

/S/ CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

/S/ KEVIN A. RYAN* (Kevin A. Ryan)	Trustee

/S/ ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Trustee

/S/ RICHARD R. WEST* (Richard R. West)	Trustee

/S/ EDWARD D. ZINBARG* (Edward D. Zinbarg)	Trustee

*By:	/s/ DONALD C. BURKE	July 28, 2004
(Donald C. Burke, Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number		Description

10	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.